                                                                   EXHIBIT 10.19


                                    SUBLEASE

                       N. G. HENTHORNE, E. FRED JOHNSON,
                   RICHARD LLOYD JONES, JR., JAMES L. MAXWELL
                       and WADE C. WHITESIDE, Trustee of
                         TULSA MUNICIPAL AIRPORT TRUST

                                      and

                            AMERICAN AIRLINES, INC.


         THIS SUBLEASE, dated for convenience of reference only as of the first day of June, 1958 (but for all other purposes the date hereof shall be deemed
the date of execution hereof), made and entered into as of this      day of
             , 1958, by and between N. G. HENTHORNE, E. FRED JOHNSON, RICHARD LLOYD JONES, JR., JAMES L. MAXWELL and WADE C. WHITESIDE, jointly, as Trustees of the Tulsa Municipal Airport Trust, a statutory trust duly created by a Trust Indenture, dated August 2, 1957 and duly accepted by the City of Tulsa, Oklahoma, as beneficiary thereof, under and by virtue of Ordinance No. 8236 enacted on August 6, 1957 (such Trustees, together with the trustees of the Tulsa Municipal Airport Trust constituting, from time to time, the respective successors of such Trustees, being hereinafter called the "Lessor"), having its principal place of business at Oil Capital Building, Tulsa, Oklahoma, and American Airlines, Inc. (hereinafter called the "Lessee"), having a principal place of business at 100 Park Avenue, New York, New York:

                              W I T N E S S E T H:

         In consideration of the mutual promises and covenants hereinafter contained, the parties hereto do hereby agree as follows:

         1. Leased Property. Lessor hereby subleases and demises to Lessee, and Lessee hereby subleases and hires from Lessor, the following property (hereinafter sometimes called the "Leased Property"):

         (a) The following premises (hereinafter sometimes called the "Base Premises") which Lessor leases pursuant to the Lease dated August 6, 1957 from the City of Tulsa to Lessor, as amended (hereinafter called the "Ground Lease"), being 228 acres, more or less, in Tulsa County, Oklahoma, bounded and described as follows:

                 All of that part of the S 1/2 of Section 13 and all that part of the N 1/2 of Section 24, Township 20 North, Range 13 East, particularly described as follows: Beginning at the northeast corner of the SE 1/4 of said Section 13; thence west along the north boundary of the SE 1/4 of said Section 13 to the northwest corner of the SE 1/4 of said Section; thence south along the half section line of said Section 13 to a point in the half section line 1565 feet north of the south boundary of said Section 13; thence southwesterly along a line bearing south 14 degrees 37' west a distance of 655.20 feet to a point 200 feet east of the east boundary of the taxiway now constructed, which point is 165.34 feet west of the half section line of said Section 13 and 931.06 feet north of the south boundary of said Section 13;

                 Thence in a southwesterly direction and parallel to said taxiway and 200 feet east from the east boundary of said taxiway on a bearing south 3 degrees 4' 30" west a distance of 1537.65 feet to a point in the NE 1/4 of the NW 1/4 of Section 24, Township 20 North, Range 13 East and which point is 604.38 feet south of the north boundary of said Section 24 and 247.83 feet west of the north-south half section line of said Section 24; thence in a southeasterly direction and parallel to the south boundary of the concrete apron of the maintenance base of the American Airlines on a bearing south 76 degrees 00' 58" east a distance of 2978.32 feet more or less to the east boundary of said Section 24; thence north and along the east boundary of Section 24 and 13, to the northeast corner of the SE 1/4 of said Section 13, the point of beginning;

and, at the option of Lessee, exercisable by written notice to Lessor in the event that Lessor shall obtain a leasehold interest therein, the following land and the improvements thereon (herein sometimes called the "Disposal Plant");

                 All that lot consisting of approximately six acres located in the SW 1/4 of Section 12, Township 20 North, Range 13 East, in Tulsa, Oklahoma, approximately one-half mile to the north of the above- described premises, on a portion of which there is situated a sanitary sewer disposal plant owned, as of the date of this Sublease, by the City of Tulsa, Oklahoma, together with such sewer line easements as may be required between the above-described premises and said lot and between said lot and Bird Creek, lying approximately two miles to the North of said lot, which lot and easements, if leased by Lessor and subleased hereunder, shall be included in the term "Base Premises" except as the context may otherwise require;

         (b) all buildings, improvements and fixtures owned by the City of Tulsa, Oklahoma, and leased by said City to Lessor and now or hereafter located on the Base Premises, including those to be constructed by Lessor and those to be altered and modified by Lessor pursuant to Section 5 hereof, constituting or to constitute an integrated facility for the overhaul of aircraft, all equipment incidental thereto heretofore acquired by Lessor at its expense or to be acquired by Lessor and installed on the Base Premises pursuant to said
Section 5, and all equipment which is hereafter acquired by Lessee at its expense as a substitution for, or in renewal or replacement of, any such equipment so acquired and installed at the expense of Lessor and which is used as the basis for the removal from the Base Premises of any such equipment, all as provided in Section 7 and Section 8 hereof (including successive substitutions, renewals and replacements) (the property referred to in this subsection (b) being hereinafter sometimes collectively called the "Improvements");

         (c) an easement for the purpose of maintaining and operating a transit waste disposal line, as granted to Lessor and as described in the amendment dated May 27, 1958 to the Ground Lease, together with the transit waste disposal line located thereon and all rights in connection therewith or appurtenant thereto; and

         (d) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing, including free access to Tulsa Municipal Airport, upon compliance with non-discriminatory regulations governing entrance to and use of said Airport.

Lessor agrees to keep open or to cause to be kept open the taxiway now extending from the southwesterly corner of the Base Premises to the easterly side of the north-south 10,000 foot runway at the Tulsa Municipal Airport in order to permit the movement of aircraft thereon between said Airport and the Base Premises. Lessor expressly reserves all gas, oil and mineral rights in and under the soil.

         2. Term; Renewal Terms. The initial term of this Sublease shall commence on the date hereof and shall end on a date thirty years from the last day of the month in which the original construction and installation of the Improvements referred to in Section 1 hereof shall be completed as evidenced by delivery of the certificates of completion described in Section 5 hereof. Lessee shall have the further option to extend such initial term for not more than two additional renewal terms of ten years each, each such option to be exercisable by Lessee giving written notice to Lessor of its election to extend the then current term not less than six months prior to the termination of the then current term. No notice to quit possession at the expiration of the final term of this Lease shall be necessary, and Lessee covenants peaceably to surrender possession of the Leased Property on or before the expiration date.

         3. Rental. (a) During the initial term of this Sublease, Lessee will pay to Lessor basic rental as follows:

                          (i) $39,000 per annum (prorated if for less than a year) during the period commencing on the date hereof and ending on January 31, 1966,

                          (ii)    $42,500 per annum during the period
                 commencing on February 1, 1966 and ending January 31, 1976,

                          (iii)   $46,350 per annum during the period
                 commencing on February 1, 1976 and ending January 31, 1986,

                          (iv) $50,585 per annum (prorated if for less than a year) during the period commencing on February 1, 1986 and ending on the expiration of the initial term of this Sublease,

payable, for the period ending on January 31, 1959, on the date hereof and thereafter annually in advance on the 1st day of February in each year, commencing February 1, 1959, and, if Lessee shall exercise its option to sublease the Disposal Plan, Lessee will pay to Lessor additional basic rental equal to, and payable at the same time as, any rental payments required to be paid by Lessor to the City of Tulsa by reason of the lease of the Disposal Plant.

         (b) In addition to the payments contracted for in subsection 3(a) above, Lessee will pay Lessor, with respect to each Bond Year (as defined below), beginning June 1, 1959 and continuing until the Terminal Date (as defined below), additional rentals per annum equal to the Annual Principal and Interest Requirement (as defined below) for such Bond Year on such bonds (hereinafter referred to as the "Bonds Series 1958") as shall be issued by Lessor for the purpose of paying the costs of the Improvements. Such additional rentals shall be payable in advance in 12 equal monthly installments on the first day of each month in such Bond Year, provided that Lessee, if not then in default hereunder, may in any year credit against such additional rentals

                 (i) in the case of the rental for the Bond Year beginning June 1, 1960 and subsequent years, the amount of any income or other gain accruing during the preceding Bond Year from the investment of funds held by the bond trustee (hereinafter referred to as the "Bank") under the terms of the bond indenture (hereinafter referred to as the "Indenture"), pursuant to which the Bonds Series 1958 are issued, other than funds held in any construction fund to meet the cost of the Improvements to be constructed or acquired by Lessor, and

                 (ii) the amount of any credit, determined pursuant to subsection 3(d).

         The term "Bond Year" means each period of twelve months beginning on June 1 during the period beginning June 1, 1959 and continuing until the Terminal Date. The term "Annual Principal and Interest Requirement" with respect to any Bond Year shall mean the interest on the Bonds Series 1958 accruing in such Bond Year, plus the amount required on December 1 in such Bond Year and on June 1 following such Bond Year on account of principal and premium, if any, to redeem or prepay Bonds Series 1958 by application of any sinking fund or otherwise to meet sinking fund requirements or to pay Bonds Series 1958 at maturity. Such Annual Principal and Interest Requirement shall be determined as of the beginning of each Bond Year, and no adjustment shall be made therein nor any credit taken thereagainst until the beginning of the next Bond Year. Upon the sale by Lessor of the Bonds Series 1958, a supplemental schedule showing the Annual Principal and Interest Requirement for each year on such Bonds will be furnished by Lessor, which shall be appended to this Sublease and considered a part thereof.

         The term "Terminal Date" shall mean the first date on which the aggregate of all moneys held by the Bank in any bond reserve fund or otherwise under the Indenture and then available for the payment of interest and premium, if any, on and principal of the Bonds Series 1958 shall equal or exceed the amount required to redeem or pay all Bonds Series 1958 at the time outstanding.

         (c) In addition to such payments, Lessee shall pay as further additional rental the fees, expenses and charges of the Bank and of any paying agents incurred under or pursuant to the Indenture (including any expenses of the Bank incurred pursuant to the Indenture in the enforcement of any of the rights and remedies of the Bank and the bondholders thereunder) and also the amount of any net losses suffered in connection with the investment pursuant to the Indenture by the Bank of funds held by it thereunder. Any such fees, expenses, charges and net losses shall be paid by Lessee within 30 days after the receipt of a requisition from Lessor or the Bank under the Indenture for such additional amounts.

         (d) If for any reason the aggregate payments of additional rentals made by Lessee pursuant to this Section 3 for any Bond Year shall exceed the amounts actually payable by Lessor with respect to such Bond Year on account of the principal of and interest and premium on the Bonds Series 1958, together with all such fees, charges, expenses and net losses, if any, incurred with respect to such year, then Lessee shall be entitled to have such excess credited against additional rentals next due under this Section 3. Upon the retirement of all Bonds Series 1958, Lessee shall also be entitled to take as credits against any rentals thereafter due under this Section 3 an amount equal in the aggregate to the aggregate of all moneys held by the Bank in any bond reserve fund or otherwise under the Indenture and required to be paid to Lessor.

         (e) During the renewal terms of this Sublease, Lessee will pay to Lessor basic rental at the rate of $50,585 per annum in the case of the first ten-year renewal term and at the rate of $55,643 per annum in the case of the second ten-year renewal term (in each case prorated if paid for any period of less than a year), payable annually in advance on the 1st day of February in each year with respect to the period commencing on such date and ending on January 31 of the next succeeding year or on the expiration of the renewal term in question.

         (f) All such rentals shall be paid at the office of Lessor in Tulsa, Oklahoma, or at such other place or places within or without the State of Oklahoma as Lessor from time to time may designate by written notice to Lessee.

         (g) So long as any Bonds Series 1958 shall be outstanding and unpaid, the rentals provided for in this Section 3 shall be net rentals and shall be received by Lessor or its designee as net sums, and Lessee shall pay any and all charges against or which might diminish such sums, and any property tax or similar charge with respect to the Leased Property, so that such rentals may be received by Lessor or its designee and used for the purposes provided for in the Indenture or paid to the City of Tulsa under the Ground Lease without diminution thereof for any reason whatsoever.

         (h) It is understood and agreed that this Sublease, in addition to being made for the benefit of Lessor and Lessee, is made for the benefit of any and all of the holders of the Bonds Series 1958, and said holders or the Bank shall succeed to all of the rights of Lessor in the manner prescribed in the Indenture, that Lessor may pledge or assign any and all of its rights hereunder (other than the annual basic rental payments provided for in subsection (a) of this Section 3) as security for such Bonds, and that any assignment by Lessor of any and all of its rights under this Sublease shall be irrevocable as long as any of such Bonds are outstanding, and Lessee agrees to pay to the Bank (or its successor) all rentals or other moneys payable to the Trustees hereunder, as long as any of such Bonds are outstanding.

         4. Rental Payments to be Absolute. (a) So long as any Bonds Series 1958 shall be outstanding and unpaid, the rentals payable pursuant to
Section 3 hereof shall be certainly payable on the dates specified regardless of any contingencies whatsoever, and notwithstanding any circumstance or occurrence that may hereafter arise or take place, including, but without limiting the generality of the foregoing, (1) the unavailability for use or occupancy by Lessee on March 31, 1959 or any date thereafter, of any or all of the Improvements for any cause whatsoever, or (2) any fault or failure of Lessor, including the failure of Lessor to comply with any of the terms of this Sublease, or (3) the partial or total destruction, by any cause whatsoever, either before or after alteration, of any or all of the existing Improvements, or (4) the partial or total destruction, by any cause whatsoever, either before or after completion, of any or all of the Improvements to be constructed or acquired and installed by Lessor in accordance with Section 5 hereof, or (5) except as otherwise provided in Section 12 hereof, any taking of the Leased Property by condemnation or for a term by any governmental authority. The foregoing provisions of this subsection (a) shall not apply to any such rentals or any other charges which shall be payable in respect of any period during which Lessee shall be ejected from the Leased Property and the use and occupancy thereof by wrongful affirmative acts of Lessor or by reason of any defect in the title of Lessor or the City of Tulsa to the Leased Property.

         (b) Lessee hereby warrants that it is not a party to any contract, indenture or agreement of any nature whatsoever which in any way limits, restricts or prevents Lessee from performing any of its obligations under this Sublease including, but without limiting the generality of the foregoing, the payment by it to Lessor of the rentals payable pursuant to Section 3 hereof, and Lessee covenants that it will not enter into any contract, indenture or agreement of any nature whatsoever which shall in any way limit, restrict or prevent Lessee from performing any of such obligations.

         5. Construction by Lessor. Lessor has entered into a Construction Contract dated August 15, 1957 with Manhattan Construction Company, as amended by agreement dated as of February 24, 1958, providing for the performance of certain construction work on the Base Premises and for the acquisition and installation on the Base Premises of certain equipment, all pursuant to detailed drawings and specifications developed or to be developed, with the approval of Lessor and Lessee, by Coston-Frankfurt-Short, Oklahoma City, Oklahoma, architects. Lessor will use its best efforts to complete or cause to be completed (as evidenced by the certificates of completion referred to below) by March 31, 1959 such construction, acquisition and installation in accordance with such drawings and specifications, and the acquisition and installation of the additional equipment listed or described in Equipment Specification dated as of May 15, 1958, a copy of which has been furnished to Lessor, in each case with such changes therein as may be requested by either party hereto and approved by the other without increasing the total estimated cost of the Improvements of $17,735,145. In the event that the cost of the Improvements shall exceed such amount, such excess cost shall be paid by Lessee and such excess cost of that part of the Improvements not constituting personal property or equipment shall be paid promptly from time to time by Lessee to the Bank upon receipt by Lessee of duplicate originals or certified copies of certificates of said architects that labor or material has been furnished and money is due and owing therefor, and the cost of personal property and equipment constituting part of the Improvements shall be paid promptly from time to time by Lessee to the Bank as soon as each item of such personal property and equipment is installed. Lessee at its expense shall have the right to inspect the construction and installation work contemplated hereby at all reasonable times and to inspect during regular business hours Lessor's books, records, plans, specifications and other data relating thereto or to the cost thereof. Upon the completion of such construction and installation, Lessor and Lessee shall deliver to the Bank (i) their certificate of completion, countersigned by said architects, stating that the Improvements covered by the above Construction Contract, as it may be amended, have been completed and are ready for occupancy by Lessee, stating the date on which completion occurred and setting forth in reasonable detail the final cost of such Improvements, and listing all items of equipment included in such Improvements, (ii) a certificate of completion of Lessor, endorsed to show Lessee's acceptance, stating that the other Improvements referred to in this
Section 5 have been acquired and installed and are ready for use by Lessee and stating the final cost of such Improvements, and (iii) a certified copy of any other certificate or permit which may be required by any federal, state or local government or agency in connection with the occupancy thereof by Lessee.

         6. Use of Leased Property. Lessee shall have the right to use the Leased Property for the purpose of maintenance, repair and modification of aircraft and aircraft engines of any type or design, whether now or hereafter developed, including, without limitation, testing and experimenting with any of such aircraft, aircraft engines or parts or components thereof, and for any other purpose not in conflict with any applicable law or governmental regulation. Lessee shall not suffer any use or occupancy of the Leased Property contrary to any applicable law, ordinance or governmental regulation now or hereafter in force, nor shall Lessee allow any part of the Leased Property to be subjected to any mechanic's or materialmen's liens by reason of work done for or materials ordered by Lessee or to be subjected to any other encumbrance unless Lessee is contesting in good faith the applicable of such law or governmental regulation or the application or validity of such lien or encumbrance. Lessee covenants that no obstruction to air navigation, as such is determined by applicable of the criteria of the Civil Aeronautics Administration Technical Standard Order N-18, will be permitted on the Base Premises, and this restriction shall run with the land.

         7. Alterations and Additions by Lessee. Lessee at its expense may make alterations of and additions to the Leased Property or any part thereof which will not impair the capital value or rental value thereof, including the construction on the Base Premises of any new building, structure or improvement, and the installation of any machinery or equipment, provided that such construction or installation shall be in accordance with applicable laws, ordinances, rules and regulations and, in the case of structural alterations of existing buildings and the construction of new buildings, shall be subject to the approval of Lessor (which shall not be unreasonably withheld). Subject to the provisions of Section 8 hereof (relating to the removal of property by Lessee from the Base Premises), the following shall immediately upon construction or installation become the property of Lessor (or the lessor under the Ground Lease, as may be required thereby) and be included in the term "Improvements": (a) all buildings, structures and fixtures so added on the Base Premises, and (b) all equipment and personal property constituting capital items under sound accounting practice which shall be acquired and installed on the Base Premises as a substitute for, or in renewal or replacement of, an Improvement or withdrawal of moneys pursuant to Section 8 hereof. All other equipment and personal property (whether or not affixed to the realty and whether or not acquired and installed as a substitute for, or in renewal or replacement of, an Improvement) which shall be acquired and installed at the expense of Lessee and which shall not be certified as the basis for removal of an Improvement or withdrawal of moneys pursuant to Section 8 hereof shall remain the property of Lessee.

         8. Substitutions and Replacements. (a) Lessee will not, without the prior written consent of Lessor, remove from the Base Premises any property or equipment constituting an Improvement or part thereof. If Lessee is not at the time in default under this Sublease, Lessor will, within 10 days from receipt by Lessor of the notice and other items listed in the following subdivisions (i) through (iv), grant such consent with respect to any Improvement or part thereof which in the judgment of Lessee has become worn out or obsolete or unfit for use or is surplus or not longer useful, necessary or profitable for the operation of the Leased Property:

                 (i) written notice of the proposed removal, signed by a responsible officer of Lessee,

                          (1)     setting forth a brief description or
                 designation of the item to be removed, and stating its cost and New Book Value, with appropriate reference to the latest listing of Improvements;

                          (2) (A) stating that Lessee has deposited or is depositing with Lessor or its designee an amount which, together with all credits, if any, taken as provided hereinafter in this clause (2), shall equal the Net Book Value as of the date of such notice of the item to be removed, (B) if Lessee desires to credit, as a basis for the proposed removal, property or equipment constituting capital items under sound accounting practice added by Lessee to the Leased Property (which shall not include property or equipment included in the original Improvements constructed and installed pursuant to Section 5 hereof but which may include property or equipment added in compliance with Lessee's covenant to maintain the Leased Property or personal property or equipment acquired and installed on the Base Premises as a substitute for, or in renewal of or replacement of an Improvement which has been removed under the provisions of this Section 8), setting forth a brief description or designation of the property or equipment so to be used as a credit, stating its cost and Net Book Value and specifying the amount of such Net Book value to be used as a credit, and (C) if Lessee desires to credit, as a basis for the proposed removal, expenditures which Lessee proposes to make within 90 days after such removal for the acquisition of property or equipment of the character referred to in clause (2)(B) above, title to which will be in Lessor pursuant hereto or will be conveyed to Lessor, setting forth a brief description or designation of the property or equipment so to be acquired and specifying the amount of the proposed expenditure to be used as a credit;

                          (3) stating that no amount used as a credit for the basis of such removal pursuant to clause (2) above has been or will be made the basis for any other removal or for the withdrawal of any deposit of money as provided below in this Section 8 or represents an expenditure of proceeds of insurance on the Leased Property or of any award for a taking of Leased Property; and

                          (4) stating that each item of property or equipment to be removed has become worn out or obsolete or unfit for use or is surplus or no longer useful or profitable for the operation of the Leased Property and that all applicable conditions as set forth in this Section 8 as a prerequisite to such removal have been complied with;

                 (ii) the amount (cash or certified check) specified pursuant to clause (2)(A) of the above subdivision (i);

                 (iii) a bill of sale or other instrument of conveyance, satisfactory to Lessor, transferring to or confirming in Lessor, or the lessor under the Ground Lease, title to any property or equipment used as the basis of a credit pursuant to clause (2)(B) of the above subdivision (i); and

                 (iv)     in case the amount specified pursuant to clause
         (2)(C) of the above subdivision (i) for proposed expenditures to be used for the basis of such removal shall exceed $100,000, evidence, reasonably satisfactory to Lessor under all the circumstances, that Lessee is committed to make such expenditures or that such expenditures will be made.

         Within 90 days after removal made in whole or in part on the basis of a credit for expenditures proposed pursuant to clause (2)(C) of the above subdivision (i), Lessee will either deliver to Lessor or its designee a certificate signed by a responsible officer of Lessee stating that such expenditure has been made and an appropriate bill of sale or instrument of conveyance covering the item acquired by such expenditure, or will deposit with Lessor or its designee an amount in cash or by certified check equal to such credit.

         (b) Lessee may sell or cause to be sold or otherwise dispose of any Improvement or part thereof removed from the Base Premises pursuant to this
Section 8, free of any right or claim of Lessor, or the lessor under the Ground Lease, and Lessor agrees to deliver to Lessee or as Lessee may direct all such instruments of conveyance as may reasonably be requested by Lessee to convey title thereto to Lessee or as directed by Lessee or to evidence or confirm such sale or other disposition.

         (c) Lessee shall pay the cost and expense of any such removal and shall repair at its expense all damage to the Leased Property caused thereby. No such removal shall in any way relieve Lessee of its obligation to make the rental payments as specified in Section 3 hereof.

         (d) Any moneys deposited with Lessor or its designee pursuant to subsection 8(a) hereof shall, if Lessee is not at the time in default hereunder, be paid from time to time by Lessor or such designee, as the case may be, to Lessee (or as Lessee may direct) upon the making by Lessee of expenditures or credits of the nature provided for in clauses (B) and (C) of subdivision (i)(2) of said subsection 8(a) aggregating the amount of moneys being withdrawn and upon the delivery to Lessor or its designee of a certificate similar to the notice furnished pursuant to said subdivision (i)(2) with such changes as may be appropriate to make such certificate applicable to the withdrawal of moneys rather than to the removal of Improvements. If so required by the terms of the Indenture, any moneys not so withdrawn within two years after deposit may be retained by Lessor or its designee and applied to the redemption or purchase of Bonds Series 1958 on such terms as shall be required by the Indenture.

         (e) Lessee shall maintain at all times a complete listing by reasonable accounting classifications of all Improvements, showing the cost thereof to Lessor or Lessee, as the case may be, and the Net Book Value thereof. Within 120 days after the end of each Bond Year, Lessee shall deliver to Lessor duplicate copies of such listing (or appropriate changes to listings previously delivered) certified by independent public accountants (who may be regularly retained by Lessee) selected by Lessee with the approval of Lessor, it being understood that such certification may be based upon the Equipment Specification, dated as of May 15, 1958, as amended and in effect at the time of delivery of the completion certificates hereunder and upon such further examination as is customary under usual corporate accounting practice for annual audits. Lessee shall furnish to Lessor such additional information as Lessor from time to time may reasonably request for the purpose of preparing an annual report of properties held by Lessor.

         (f) For the purposes of this Section 8, the term "Net Book Value" shall mean, with respect to any item of property or equipment, the cost thereof to Lessor or Lessee, as the case may be, less provision for depreciation, obsolescence or amortization, all in accordance with the accounting rules or regulations, if any, at the time prescribed by the Civil Aeronautics Board or other regulatory authority under the jurisdiction of which lessee or Lessor is operating and, to the extent not so covered, sound accounting practices and principles. The buildings, structures and fixtures which were leased to Lessee by the City of Tulsa under the lease dated January 10, 1946, as amended by agreement dated July 3, 1948, and which are now covered by this Sublease, shall be deemed, for the purposes of this Section 8, to have a cost to Lessor equal to the cost of reproduction thereof, less depreciation, as established by the appraisal report, dated March 21, 1958, of American Appraisal Company, and any other property or equipment which was leased to Lessee by the City of Tulsa under said lease, as amended, and which is now covered by this Sublease shall be deemed for such purposes to be without cost.

         9. Repairs and Maintenance; Labels; Inspection. Subject to the provisions of Sections 7 and 8 hereof, Lessee at its expense will keep the Leased Property in good order and condition, will make all necessary and appropriate repairs, replacements and renewals thereof, and will keep all personal property and equipment constituting Improvements appropriately tagged or labeled so as to evidence Lessor's ownership thereof. Lessee covenants that it will not permit rubbish, debris, waste materials or anything detrimental to health or unsightly, or likely to create a fire hazard, or conducive to deterioration, to remain on any part of the Leased Property or to be improperly disposed of and that it will provide and maintain obstruction lights and all other equipment or devices now or at any time required by any applicable law, ordinance or municipal, State or Federal regulation. Lessee further agrees at its own expense to maintain the transit waste disposal line constructed over the easement referred to in paragraph (c) of Section 1 hereof and the oil separator equipment installed in connection therewith in good state of repair, at its own election and determination, to remove said line and separator equipment if at any time it ceases to require the use thereof and to abandon or otherwise dispose thereof, and provided further that if said line is disposed of to another purchaser, then such purchaser desiring or intending to use said line in place must, prior to any use of said line, obtain the approval of the City of Tulsa of such use. Lessor reserves the right to inspect the Leased Property at any reasonable time. In the event of the failure of Lessee continuously to perform such covenants, Lessor or its designee may at any time, in the sole discretion of Lessor, or its designee, restore the Leased Property to good order and condition and make all necessary and appropriate repairs, replacements and renewals thereof and Lessee covenants that it will pay to Lessor, or its designee, any costs reasonably incurred by Lessor or its designee in so doing. If Lessor shall be required by the Indenture to furnish to the Bank architects' certificates as to the condition of buildings and structures (excluding fixtures and equipment) included in the Leased Property, and if the architects selected by Lessor for such purpose shall be approved by Lessee (which approval shall not be unreasonably withheld), Lessee at the request of Lessor will reimburse Lessor from time to time for the fees and expenses of such architects incurred in the inspection of the Leased Property and the preparation of such certificates, provided that Lessee shall in no event be required to pay the cost of more than one such inspection and certificate in any period of thirty-six months. So long as any Bonds Series 1958 shall be outstanding, within one hundred twenty (120) days after the end of each Bond Year, Lessee shall deliver to Lessor and the Bank, a certificate, signed by two officers of Lessee, one of whom shall be a Vice President, stating that as of the date of such certificate the Leased Property is being maintained in good order and condition in full compliance with the requirements of this Section 9.

         Lessor hereby assigns to Lessee, effective upon completion of the Improvements and delivery of completion certificates as provided in Section 5 hereof, all right, title and interest of Lessor in and to any and all warranties, express or implied, made to Lessor under the Construction Contract referred to in said Section 5 and under any and all other construction or purchase contracts entered into by Lessor or otherwise accruing to the benefit of Lessor and pertaining to the Leased Property, together with the right to enforce the same for the benefit of Lessee, either in the name of Lessor or of Lessee or otherwise, and expressly subrogates Lessee to all of Lessor's rights of action and causes of action against the other parties to all such contracts. Lessee will indemnify Lessor against damage, loss or expense resulting from such enforcement and Lessee's efforts to enforce the same.

         10. Insurance. Lessor at its expense or at the expense of Manhattan Construction Company under the Construction Contract dated August 15, 1957, as amended, referred to in Section 5 hereof, during construction of the Improvements covered by said Construction Contract, as amended, and until delivery of certificates of completion as provided in Section 5 hereof, and thereafter Lessee at its expense, shall keep all of the Improvements insured against loss or damage (in excess of $50,000 in any one occurrence) by fire, lightning, tornado, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, sprinkler leakage, aircraft, vehicles, smoke, or, at the option of Lessor or Lessee, whichever at the time is responsible for such insurance, under policies with standard extended coverage endorsements, in amounts not less than 90% of the full insurable value of the Improvements in question as determined from time to time by the insurer or insurers. When and if and to the extent that war risk insurance can be procured at reasonable rates from the United States of America or an agency thereof, Lessee will also obtain at its expense such insurance on the Leased Property in an amount not less than 90% of the full insurable value thereof. All insurance proceeds in excess of $100,000 for any one loss shall be payable to Lessor or its designee. No such loss or damage shall in any way relieve Lessee of its obligation to make rental payments as specified in Section 3 hereof, except as otherwise expressly provided in Sections 11 and 12 hereof.

         Lessor at its expense or at the expense of Manhattan Construction Company under the Construction Contract dated August 15, 1957, as amended, referred to in Section 5 hereof, during construction of the Improvements covered by said Construction Contract, as amended, and until delivery of certificates of completion as provided in Section 5 hereof, and thereafter Lessee at its expense, shall cause Lessor and Lessee to be insured, under policies no more restrictive than the standard form of comprehensive liability policy, against the claims of any and all persons, including employees and licensees of Lessee, for bodily injury (including wrongful death) in a sum of not less than $100,000 for any one person and not less than $1,000,000 for any one accident, and for property damage in the sum of not less than $1,000,000 for any one accident, occurring on the Leased Property or incident to the operation of the Leased Property, including the construction of the Improvements. On or before September 30 of each year Lessee shall deliver to Lessor and the Bank a certificate, signed by two officers of Lessee, one of whom shall be a Vice President, stating that as of the date of such certificate that the insurance evidenced by such certificates complies with the requirements of this Section 10.

         All such insurance shall be effected under policies issued by insurers of recognized responsibility authorized to do business in Oklahoma. Certificates evidencing such insurance, in form satisfactory to Lessor and the Bank, shall, promptly after the issuance of such policies, be delivered by Lessee to Lessor and to the Bank. Such policies shall be non-cancellable except after at lease 10 days' notice to Lessor, Lessee and the Bank.

         11. Damage or Destruction; Restoration. In case of any material damage to or destruction of the Improvements or any part thereof, Lessee will give prompt written notice thereof to Lessor and its designee and, except as otherwise provided for below in this Section 11, will promptly commence and complete with due diligence (subject to delays beyond its control) at its expense, to the extent of the insurance proceeds (plus the amount of any deductible), the restoration of the Improvements as nearly as reasonably practicable to the value and condition thereof immediately prior to such damage or destruction (with alterations, at Lessee's election, pursuant to Section 7 hereof). In such event all net proceeds of insurance received by Lessor or its designee, up to an amount equal to the cost of restoration incurred by Lessee and not paid for with the proceeds of insurance received by Lessee, shall, if Lessee is not at the time in default hereunder, be paid from time to time by Lessor or such designee, as the case may be, to Lessee (or as Lessee may direct) upon receipt from Lessee of appropriate certificates as to the cost of the work by an architect or engineer qualified to do business in Oklahoma and appropriate affidavits by an officer of Lessee as to the absence of liens, charges and other encumbrances, and any balance of such insurance proceeds shall be paid to Lessee upon completion of such restoration; provided, however, that, if required by the Indenture, any balance of such proceeds and any proceeds with respect to which no application for their payment to Lessee, and no notice of intention to make such application, shall have been made or given to the Bank and the Lessor by Lessee within six months from the date of the receipt of such proceeds by the Bank or the Lessor, shall be paid to or retained by the Bank and applied to the purchase or redemption of Bonds Series 1958. In case of the destruction of all or a substantial part of the Improvements, Lessee may, within 120 days thereafter, elect not to restore or replace the Leased Property or Improvements by giving written notice thereof to Lessor, in which event Lessee shall pay to Lessor or its designee an amount in cash equal to the excess, if any, of the amount required for the payment or redemption of all the Bonds Series 1958 at the time outstanding (including principal, redemption premium, if any, and interest to maturity or to the next date on which such Bonds may be callable for redemption, whichever is the earlier) over the aggregate amount of the net proceeds of insurance theretofore or then being paid to Lessor or such designee upon the damage or destruction of the Improvements, and upon the payment of such excess (or upon receipt of the proceeds of insurance if there shall be no such excess) and upon the payment of all other amounts then due and owing hereunder to Lessor or such designee, this Sublease shall terminate.

         12. Condemnation. In case of the taking (other than for a term) of the Leased Property or any part thereof or any interest therein or right accruing thereto as the result of or in anticipation of the exercise of the right of condemnation or eminent domain, (a) Lessee will give prompt written notice thereof to Lessor, (b) Lessor and Lessee (if it is not in default under this Sublease) may each file, prosecute and collect their respective claims for an award on account of such taking, (c) so long as any Bonds Series 1958 are outstanding, Lessee shall pay to the Bank the amount of any such award received by Lessee in excess of $100,000 for any one taking, and (d) except as otherwise provided for below in this Section 12, this Sublease shall remain in full force and effect with respect to the remaining portion of the Leased Property and Lessee will promptly commence and complete with due diligence (subject to delay beyond its control) at its expense except as repaid from Lessor's award, but limited in any event to the aggregate of the awards for such taking payable to Lessee and Lessor, the restoration of the Leased Property as nearly as reasonably practicable to the value and condition thereof immediately prior to such taking (with alterations, at Lessee's election, pursuant to Section 7 hereof). In the event of any such taking, the awards received by Lessor and Lessee, respectively, shall be applied in that order and to the extent required towards such restoration, and any such award received by Lessor or, in case any Bonds Series 1959 shall be outstanding, the aggregate of Lessor's and Lessee's awards held by the Bank shall, if Lessee is not at the time in default hereunder, be paid from time to time by Lessor or the Bank, as the case may be, to Lessee (or as Lessee may direct) to pay for or reimburse Lessee for the cost of restoration incurred by Lessee and not paid for by awards received by Lessee upon receipt from Lessee of appropriate certificates as to the cost of the work by an architect or engineer qualified to do business in Oklahoma and appropriate affidavits by an officer of Lessee as to the absence of liens, charges and other encumbrances, and any balance of Lessor's award shall be retained by Lessor and any balance of Lessee's award shall be retained by or paid to Lessee; provided, however, that if required by the Indenture, any such awards with respect to which no application for their payment to Lessee, and no notice of intention to make such application, shall have been made or given to the Bank and the Lessor by the Lessee within six months from the date of the receipt of such awards by the Bank or the Lessor shall be paid to or retained by the Bank and applied to the extent required, in the order of Lessor's award first and then Lessee's award, to the purchase or redemption of Bonds Series 1958, and any balance of Lessee's award remaining after such application shall be paid to Lessee promptly after all Bonds Series 1958 shall have been paid or provision for the payment thereof duly made. In the case of such a taking of all or a substantial part of the Leased Property, Lessee may, within 120 days thereafter, elect not to restore or replace the Leased Property by giving written notice thereof to Lessor, in which event any such awards paid to the Bank shall be applied as set forth in the proviso to the preceding sentence and Lessee shall pay to Lessor or, if so required by the Indenture, to the Bank an amount in cash equal to the excess, if any, of the amount required for the payment or redemption of all Bonds Series 1958 at the time outstanding (including principal, redemption premium, if any, and interest to maturity or to the next date on which such Bonds may be callable for redemption, whichever is the earlier) over the aggregate amount of the awards theretofore or then being paid to Lessor or the Bank on account of such taking, and upon the payment of such excess (or upon receipt of such award if there shall be no such excess) and upon the payment of all other amounts then due and owing hereunder to Lessor or such designee, this Sublease shall terminate.

         13. Indemnification by Lessee. Lessee will protect, indemnify and save harmless Lessor from and against all liabilities, costs and expenses (including, without limitation, attorneys' fees) which may be imposed upon or incurred by or asserted against Lessor by reason of (a) any accident, injury or damage to any person or property occurring on the Leased Property or any part thereof; (b) any use, non-use or condition of the Leased Property or any part thereof; and (c) any failure on the part of Lessee to perform or comply with any of the terms hereof. Lessee also hereby indemnifies Lessor and the City of Tulsa and holds each of them harmless to the extent of any injury or loss suffered or incurred by Lessor or said City which is caused by and directly traceable to the disposal of industrial waste from the Improvements through the effluent line of said City's Northeast Sewage Disposal Plant.

         14. Assignments, Subleases, etc., by Lessee. The interest of Lessee in this Sublease may not be assigned or otherwise transferred in whole or in part by Lessee without the consent of Lessor, but Lessee may further sublease all or any part of the Leased Property, provided that (a) the interest of Lessee in this Sublease may be assigned or otherwise transferred in whole upon the consolidation or merger of Lessee with or into any other corporation or corporations, or any consolidation or merger of any other corporation with or into Lessee, or successive consolidations or mergers in which Lessee and its successor or successors shall be a party or parties, or upon any sale, lease or transfer (or successive sales, leases or transfers) of the property and assets of Lessee (or of its successor or successors) as an entirety or substantially as an entirety, to any other corporation authorized to acquire the same, if such assignee or transferee shall execute and deliver to Lessor an instrument, satisfactory in substance and form to Lessor, assuming all the obligations hereunder of Lessee which relate to the interest of Lessee hereunder which is being assigned or transferred, and (b) no such sublease shall affect or reduce any of the obligations of Lessee hereunder, but this Sublease and all obligations of Lessee hereunder shall continue in full force and effect. So long as any Bonds Series 1958 shall be outstanding, if Lessee shall further sublet all or a part of the Leased Property and in the event that the annual rental received under any such further sublease in any year shall exceed the amount of Lessee's costs for such year, including rental costs under this Sublease, properly attributable in accordance with sound accounting practices to the portion of the Leased Property involved, Lessee shall pay to Lessor as additional rental under this Sublease the excess of such rental receipts over such costs; provided that such excess, if not required to make up any deficiency in any reserve fund established for the security of said Bonds, shall be promptly applied to the payment or prepayment of such Bonds, and any balance of such additional rental remaining after the principal and interest and redemption premium, if any, of all Bonds Series 1958 have been paid, or provision for the payment thereof has been duly made, shall be credited to Lessee. For the purpose of computing Lessee's costs hereunder, the total amount of basic rental payable under Section 3(a) of this Sublease not attributable to the Disposal Plant shall be allocated to the premises, buildings, improvements and fixtures in existence on the date of this Sublease in proportion to their respective values set forth in the appraisal report dated March 21, 1958 of American Appraisal Company, with a value of

$1,200 per acre ascribed to land for the purposes of this Section 14, and the total amount of additional rentals payable under subsections 3(b) and (c) shall be allocated to the Improvements in proportion to their respective Net Book Values.

         15. Default; Termination. If any one or more of the following events of default shall happen:

                 (a) if default shall be made by Lessee in the due and punctual payment of any rental for more than thirty days after its due date or in the due performance of or compliance with any other term hereof for more than sixty days after written notice from Lessor or the Bank to Lessee of such default; or

                 (b) if Lessee shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statute, law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Lessee or of all or any substantial part of its properties or of the Leased Property, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

                 (c) if a petition shall be filed against Lessee seeking any adjudication of bankruptcy, reorganization, composition, readjustment, liquidation or similar relief under any present or future statute, law or regulation, and shall remain undismissed or unstayed for an aggregate of ninety days (whether or not consecutive), or if any trustee, receiver or liquidator of Lessee or of all or any substantial part of its properties or of the Leased Property shall be appointed without the consent or acquiescence of Lessee and such appointment shall remain unvacated or unstayed for an aggregate of ninety days (whether or not consecutive);

then and in any such event Lessor or its designee may give a written termination notice to Lessee, and upon the date specified in such notice, the term of this Sublease shall expire and terminate by limitation and Lessor or its designee may re-enter and take possession of the Leased Property unless before such date all arrears of rental and all other amounts payable by Lessee under this Sublease and all costs and expenses incurred by or on behalf of Lessor or its designee in the premises, shall have been paid by Lessee, and all other defaults or events of default at the time existing under this Sublease shall have been cured or, in the case of any event of default other than the non-payment of rent or any of the events set forth in clauses (b) and (c) above, Lessee shall be taking appropriate action in good faith to effect its cure.

         16. Reletting. If any one or more of the events of default specified in Section 15 shall happen, then, in lieu of terminating this Sublease and upon notice to Lessee, Lessor or its designee may re-enter and take possession of the Leased Property and, to the extent permitted by law, any property of Lessor located on or used in connection with the Leased Property and may (but shall be under no obligation to) operate the same or relet the same or any part thereof, in the name of Lessee or Lessor or otherwise, all without notice to Lessee, for such term or terms and on such conditions and for such uses as Lessor or its designee in its uncontrolled discretion, may determine, and may collect and receive all revenues and rents received therefrom and apply the same, after deduction of all appropriate expenses, to the payment of the rentals payable hereunder, Lessee remaining liable for any deficiency. Lessor or its designee shall not be responsible or liable for any failure to so operate or relet the Leased Property or any part thereof, or for any failure to collect any rent due upon any such reletting.

         17. Survival of Lessee's Obligations; Damages. No expiration of the term of this Sublease pursuant to Section 15 and no action taken by Lessor under Section 16 shall relieve Lessee of its liability and obligations hereunder.

         In the event of any such expiration, Lessee shall pay to Lessor the rentals and all other charges required to be paid by Lessee up to the time of such expiration, and thereafter Lessee, until the end of what would have been the term of this Sublease in the absence of such expiration, shall be liable to Lessor and shall pay to Lessor as and for liquidated and agreed current damages the rentals and any other charges which would be payable under this Sublease by Lessee if the term of this Sublease had not expired, less the net proceeds, if any, of any reletting. Lessee shall pay such current damages on the days on which such rentals would have been payable under this Sublease if its term had not expired.

         At any time after any such expiration, whether or not Lessor shall have collected any current damages as aforesaid, Lessor shall be entitled to recover from Lessee on demand, as and for liquidated and agreed final damages and in lieu of all current damages beyond the date of such demand, an amount equal to the excess, if any, of the rentals and any other charges which would be payable under this Sublease from the date of such demand (or, if it be earlier, the date to which Lessee shall have satisfied in full its obligations to pay current damages) for what would be the then unexpired term of this Sublease if the same had not expired, over the then fair rental value of the Leased Property for the same period.

         It is understood and agreed that the rights and remedies of the Lessor specified in Section 15, Section 16 and this Section 17 are not intended to be, and shall not be, exclusive, and the Lessor shall have all other rights and remedies (including the right to the appointment of a receiver of the Leased Property and of the rents, issues and income thereof and the right to exercise any landlord's or similar lien upon property of Lessee located on or used in connection with the Leased Property) to which it may be entitled at law or in equity, and that all such rights and remedies may be exercised by the Lessor or by its designee. The waiver by the Lessor of any default of the Lessee in the performance of its obligations under this Sublease shall not constitute a waiver of any subsequent default upon the part of the Lessee. No failure of Lessor or its designee to take any action permitted by this Sublease shall be construed as a waiver by Lessor of any default of Lessee hereunder.

         18. Quiet Enjoyment. Subject to the provisions of Section 20 hereof, Lessor covenants that Lessee, on paying the rentals and performing its covenants under this Sublease, shall have quiet and peaceable possession of the Leased Property.

         19. Use of Revenues; Compliance with Ground Lease. All revenues derived by Lessor from rental of the Leased Property will either be used by Lessor for the operation, maintenance, development or improvement of the Tulsa Municipal Airport, or be paid by Lessor to the City of Tulsa for the account of the Airport Fund of said City, provided, however, that any such revenues in excess of the basic rental payable pursuant to paragraph (a) of Section 3 less $4,000 per annum, being such of the revenues derived from the Leased Property as are in excess of the amounts that would be due and accruing to the City of Tulsa under the Lease dated January 10, 1946 between said City and Lessee, if said Lease were still in effect, may be pledged or assigned by Lessor to the Bank under the Indenture providing for the issuance of the Bonds Series 1958 or otherwise pledged or assigned for airport revenue bond purposes. Lessor will pay or cause to be paid all rentals due under the Ground Lease and will comply with, or cause to be complied with, all other provisions of the Ground Lease. Lessor will, promptly on receipt of any notice from the Lessor under the Ground Lease pertaining to said Lease, transmit a copy of such notice to Lessee.

         20. Reservation of Public Right of Flight. As provided in the Ground Lease, the City of Tulsa reserves a public right of flight through the air space above the Leased Property.

         21. No Personal Liability. No trustee, director, officer or employee of either party shall be held personally liable under or in connection with the execution of this Sublease.

         22. Notices, etc. All notices, demands, requests, consents, approvals and other instruments under this Sublease shall be in writing, and shall be deemed to have been properly given if sent by United States registered mail, postage prepaid, if to Lessee, addressed to Lessee at 100 Park Avenue, New York 17, N.Y., or at such other address as Lessee from time to time may have designated by written notice to Lessor, and, if to Lessor, addressed to Lessor at Oil Capital Building, Tulsa, Oklahoma, or at such other address as Lessor from time to time may have designated by written notice to Lessee.

         IN WITNESS WHEREOF, the parties hereto have executed this Sublease this 24th day of June, 1958 and affixed their respective seals thereto.


                              LESSOR


                                             /s/ N.G. HENTHORNE
                                       ---------------------------------
                                               N. G. Henthorne


                                            /s/ E. FRED JOHNSON
                                       ---------------------------------
                                               E. Fred Johnson


                                          /s/ RICHARD LLOYD JONES, JR.
                                       ---------------------------------
                                            Richard Lloyd Jones, Jr.


                                            /s/ JAMES L. MAXWELL
                                       ---------------------------------
                                               James L. Maxwell


                                            /s/ WADE C. WHITESIDE
                                       ---------------------------------
                                               Wade C. Whiteside

                                       TRUSTEES OF TULSA MUNICIPAL
                                               AIRPORT TRUST


                              LESSEE

                                       AMERICAN AIRLINES, INC.


                                                [ILLEGIBLE]
                                       ---------------------------------
                                               Vice President
Attest:

    [ILLEGIBLE]
- ----------------------
     Secretary

[Corporate Seal]

State of Oklahoma,        )
County of Tulsa           )   ss.:

         Before me, a Notary Public in and for said County and State, on this 20th day of June, 1958, personally appeared N. G. HENTHORNE, E. FRED JOHNSON, RICHARD LLOYD JONES, JR., JAMES L. MAXWELL AND WADE C. WHITESIDE, to me known to be the identical persons who executed the within and foregoing instrument and they, being by me duly sworn, did depose and say that they reside at 1543 South Yorktown Place, 3155 South Zunis, 1754 E. 30th Street, 1503 E. 52nd Place, and 1320 E. 26th Place, all in Tulsa, Oklahoma, respectively, that they are Trustees of said Trust, that the seal affixed to said instrument is their seal, that said instrument was signed and sealed in their names and on their behalf and that they signed their names thereto; and said N. G. Henthorne, E. Fred Johnson, Richard Lloyd Jones, Jr., James L. Maxwell and Wade C. Whiteside duly acknowledged to me that they executed the same as their free and voluntary act and deed, for the uses and purposes therein set forth.

         Given under my hand and seal of office the day and year last above written.

                                                 [ILLEGIBLE]
                                        --------------------------------
                                                 Notary Public
My commission expires:
Nov. 8, 1960
- ----------------------------

State of New York         )
County of New York        )   ss.:

         Before me, [Doris Hall] a Notary Public in and for said State, on this 24th day of June, 1958, personally appeared [George C. Van Nostraud] to me known to be the identical person who subscribed the name of AMERICAN AIRLINES, INC. thereof to the foregoing instrument as its Vice President who being by me duly sworn, did depose and say that he resides at [Greenwich, Conn.]; that he is the Vice President of American Airlines, Inc., the corporation described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order, and he acknowledged to me that the same was his free and voluntary act and deed, and the free and voluntary act and deed of such corporation for the uses and purposes therein set forth.
                                                /s/ DORIS HALL
                                        --------------------------------
                                                 Notary Public
My commission expires:
March 30, 1959
- -----------------------------

                        FIRST AMENDMENT TO THE SUBLEASE

         This Agreement dated as of this 1st day of May, 1963, by and between Byron V. Boone, L. L. Dresser, E. Fred Johnson, Richard Lloyd Jones, Jr. and James L. Maxwell, as Trustees of the Tulsa Municipal Airport Trust, hereinafter called the "Trustees", and American Airlines, Inc., a Delaware corporation, hereinafter called "American".

                              W I T N E S S E T H:

         In Consideration of the mutual promises and covenants hereinafter contained, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

         The Sublease dated as of June 1, 1958 (the "Sublease") by and between
N. G. Henthorne, E. Fred Johnson, Richard Lloyd Jones, Jr., James L. Maxwell and Wade C. Whiteside, as the then Trustees of the Tulsa Municipal Airport Trust, as Lessor, and American, as Lessee, covering:

         (a) the following property in Tulsa County, Oklahoma, bounded and described as follows:

                 All of that part of the S 1/2 of Section 13 and all that part of the N 1/2 of Section 24, Township 20 North, Range 13 East, particularly described as follows: Beginning at the northeast corner of the SE 1/4 of said Section 13; thence west along the north boundary of the SE 1/4 of said Section 13 to the northwest corner of the SE 1/4 of said Section; thence south along the half section line of said Section 13 to a point in the half section line 1565 feet north of the south boundary of said Section 13; thence southwesterly along a line bearing south 14 degrees 37' west a distance of 655.20 feet to a point 200 feet east of the east boundary of the taxiway now constructed, which point is 165.34 feet west of the half section line of said Section 13 and 931.06 feet north of the south boundary of said Section 13;

                 Thence in a southwesterly direction and parallel to said taxiway and 200 feet east from the east boundary of said taxiway on a bearing south 3 degrees 4' 30" west a distance of 1537.65 feet to a point in the NE 1/4 of the NW 1/4 of Section 24, Township 20 North, Range 13 East and which point is 604.38 feet south of the north boundary of said Section 24 and 247.83 feet west of the north-south half section line of said Section 24; thence in a southeasterly direction and parallel to the south boundary of the concrete apron of the maintenance base of the American Airlines on a bearing south 76 degrees 00' 58" east a distance of 2978.32 feet more or less to the east boundary of said Section 24; thence north and along the east boundary of Section 24 and 13, to the northeast corner of the SE 1/4 of said Section 13, the point of beginning;

         (b) at the option of American should the Trustees obtain a leasehold interest therein, certain other land and improvements thereon, sometimes referred to in the Sublease as the "Disposal Plant";

         (c) certain other buildings, improvements and fixtures, sometimes referred to in the Sublease as the "Improvements";

         (d) a certain easement for the purpose of maintaining and operating a transit waste disposal line, together with the transit waste disposal line located thereon and all rights in connection therewith or appurtenant thereto; and

         (e) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing.

a copy of which has been duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 2877, page 660, on June 27, 1958, as Exhibit A to the bond indenture (hereinafter referred to as the "1958 Indenture"), dated as of June 1, 1958, between the then Trustees of the Tulsa Municipal Airport Trust and The Chase Manhattan Bank, pursuant to which such Trustees' 4 1/2% Revenue Bonds, Series 1958, were issued, is hereby amended, in the manner and to the extent set forth in this Article I, effective on the date as of which, and only on the condition that, all such Revenue Bonds, Series 1958 (and any additional bonds issued pursuant to the 1958 Indenture) shall be deemed to have been paid for the purposes of the 1958 Indenture and any amendments or supplements thereto and the right, title and interest of The Chase Manhattan Bank thereunder shall thereupon have ceased, determined and become void:

         A. Section 3 is amended by deleting subsections 3(b), 3(c) and 3(d) and by substituting therefor the following:

                 (b) In addition to the payments contracted for in subsection 3(a) above, Lessee will pay Lessor, with respect to each Bond Year (as defined below), beginning June 1, 1968 and continuing until the Terminal Date (as defined below), additional rentals per annum equal to the Annual Principal and Interest Requirement (as defined below) for such Bond Year on such bonds as shall be issued by Lessor for the purpose of providing funds to refund Lessor's 4 1/2% Revenue Bonds, Series 1958 and on certain additional bonds as provided for below in this subsection (b), all of such bonds being hereinafter referred to as the "Bonds Series 1963". Such additional rentals shall be payable by Bond Periods (as defined below) in advance in six equal monthly installments on the first day of each month in such Bond Period, so that there is paid during each Bond Period an amount equal to the Semiannual Principal and Interest Requirement (as defined below) for such Bond Period, provided that Lessee, if not then in default hereunder, may in any Bond Year beginning with the Bond Year commencing June 1, 1969 credit against the additional rentals provided for in this subsection:

                          (i) the amount of any balance transferred by the bond trustee (hereinafter referred to as the "Bank"), pursuant to the terms of the bond indenture (hereinafter referred to as the "Indenture") under which the Bonds Series 1963 are issued, from any bond retirement fund established thereunder to any fund so established the moneys of which are to be used for the payment of the principal of and interest and premium, if any, on the Bonds, which credit shall be applied to the installment or installments of additional rentals provided for in this subsection next coming due, and

                          (ii) the amount of any credit determined pursuant to subsection 3(d).

                 The term "Bond Year" shall mean each period of twelve months beginning on June 1 during the period beginning June 1, 1968 and continuing until the Terminal Date. The term "Bond Period" shall mean each period of six months beginning on June 1 or December 1 during any Bond Year. The term "Semiannual Principal and Interest Requirement" with respect to any Bond Period shall mean the interest on the Bonds Series 1963 accruing in such Bond Period plus the amount required on the December 1 or June 1, as the case may be, following such Bond Period on account of principal to pay Bonds Series 1963 at the stated maturities thereof and on account of principal and premium, if any, to redeem or prepay Bonds Series 1963 pursuant to any mandatory sinking fund or redemption requirement applicable thereto. The term "Annual Principal and Interest Requirement" with respect to any Bond Year shall mean the sum of the Semiannual Principal and Interest Requirements with respect to the Bond Periods comprising such Bond Year. The Semiannual Principal and Interest Requirement for each Bond Period shall be determined as of the beginning of such Bond Period.

                 The term "Terminal Date" shall mean the first date on which the aggregate of all moneys held by the Bank in any bond reserve fund or otherwise under the Indenture and then available for the payment of interest and premium, if any, on and principal of the Bonds Series 1963 shall equal or exceed the amount required to redeem or pay all Bonds Series 1963 at the time outstanding.

                 In the event that any additional bonds hereafter issued under the bond indenture dated as of June 1, 1958, of the Lessor, become additional bonds issued under the Indenture (as provided in Article VI of the Indenture), the term "Bonds Series 1963" wherever used herein shall include all such additional bonds.

                 (bb) In addition to the payments contracted for in subsections 3(a) and 3(b) above, Lessee will pay Lessor, with respect to each Bond Period beginning June 1, 1968, additional rentals per Bond Period equal to fifteen per cent (15%) of the Semiannual Principal and Interest Requirement for such Bond Period. Such additional rentals, which are to be deposited by the Bank in a bond reserve fund established for the security of the Bonds Series 1963, shall be payable in advance in six equal monthly installments on the first day of each month in such Bond Period and shall be paid until such time as there is on deposit in such reserve fund an amount equal to the maximum Annual Principal and Interest Requirement for any Bond Year thereafter, provided that Lessee, if not then in default hereunder, may in any Bond Period credit against the additional rentals provided for in this subsection the amount of any moneys then on deposit in such reserve fund (other than moneys previously paid as additional rental pursuant to this subsection) to the extent that such moneys shall not theretofore have been used for purposes of any such credit.

                 As soon as sufficient moneys are on deposit in such reserve fund, no further additional rentals shall thereafter be payable pursuant to this subsection 3(bb) notwithstanding any subsequent decrease in the amount of moneys so on deposit below the amount equal to the maximum Annual Principal and Interest Requirement for any Bond year thereafter.

                 (c) In addition to such payments, Lessee shall pay as further additional rental the fees, expenses and charges of the Bank and of any paying agents incurred under or pursuant to the Indenture (including any expenses of the Bank incurred pursuant to the Indenture in the enforcement of any of the rights and remedies of the Bank and the bondholders thereunder) and also the amount of any net losses suffered in connection with the investment pursuant to the Indenture by the Bank of funds held by it thereunder. Any such fees, expenses, charges and net losses shall be paid by Lessee within thirty days after the receipt of a requisition from Lessor or the Bank under the Indenture for such additional amounts.

                 (d) If for any reason the aggregate payments of additional rentals made by Lessee pursuant to subsections 3(b) and 3(c) for any Bond Year shall exceed the amounts actually payable by Lessor with respect to such Bond Year on account of the principal of an interest and premium on the Bonds Series 1963, together with all such fees, charges, expenses and net losses, if any, incurred with respect to such year, then Lessee shall be entitled to have such excess credited against additional rentals next due under subsection 3(b). Upon the retirement of all Bonds Series 1963. Lessee shall also be entitled to take as credits against any rentals thereafter due under this Section 3 an amount equal in the aggregate to the aggregate of all moneys held by the Bank in any reserve fund or otherwise under the Indenture and required to be paid to Lessor.

         B. Sections 11 and 12 are each amended by deleting the parenthetical phrase appearing, respectively, at page 19, lines 17 through 20, and at page 21, lines 8 through 11, of the Sublease and substituting therefor the following:

         (including principal, redemption premium, if any, and interest to their stated maturities or to the next date or dates on which such Bonds may be callable for redemption, whichever is the earlier)

         C. Section 14 is amended by deleting the words "subsections 3(b) and (c)" at page 23, line 2, and by substituting therefor the words "subsections 3(b), 3(bb) and 3(c)".

         D. Section 22 is amended by substituting for the words "100 Park Avenue, New York 17, N.Y.", specified therein as the Lessee's address, the words "633 Third Avenue, New York 17, N.Y.", and by substituting for the words "Oil Capital Building, Tulsa, Oklahoma", specified therein as the Lessor's address, the words "P. O. Box 8086, Dawson Station, Tulsa Oklahoma".

         E. The Sublease is amended by deleting the words "Bonds Series 1958" where such words appear and by substituting therefor the words "Bonds Series 1963".

                                  ARTICLE II.

         On and after the effective date of the amendments set forth in Article I of this First Amendment to the Sublease, the term "Sublease" shall mean the Sublease dated as of June 1, 1958, as amended by this Amendment.

                                  ARTICLE III.

         Except as herein amended, the Sublease shall remain in full force and effect.

                                  ARTICLE IV.

         No trustee, director, officer or employee of either party shall be held personally liable under or in connection with the execution of this First Amendment to the Sublease.

                                   ARTICLE V.

         American hereby consents to the assignment (subject to the trust created in the 1958 Indenture and the terms and provisions of the 1958 Indenture) by the Trustees of any and all of their rights under the Sublease as amended by this First Amendment to the Sublease to Morgan Guaranty Trust Company of New York, as trustee under the bond indenture dated as of May 1, 1963, between the Trustees and Morgan Guaranty Trust Company of New York, and American agrees to comply with the provisions of such assignment to the extent applicable to it.

         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment to the Sublease this      day of May, 1963 and affixed their
respective seals hereto.


                                LESSOR

                                         /s/ BYRON V. BOONE
                                         --------------------------------------
                                                 Byron V. Boone



                                         /s/ L.L. DRESSER
                                         --------------------------------------
                                                 L. L. Dresser


                                         /s/ E. FRED JOHNSON
                                         ---------------------------------------
                                                 E. Fred Johnson


                                         /s/ RICHARD LLOYD JONES
                                         --------------------------------------
                                                 Richard Lloyd Jones


                                         /s/ JAMES L. MAXWELL
                                         --------------------------------------
                                                 James L. Maxwell

                                         Trustees of the Tulsa Municipal
                                                 Airport Trust

                                LESSEE

                                         AMERICAN AIRLINES, INC.



                                         By: [ILLEGIBLE]
                                            -----------------------------------
Attest:                                      Executive Vice President


[ILLEGIBLE]
- --------------------------------
      Assistant Secretary

                        SECOND AMENDMENT TO THE SUBLEASE


         This Agreement, dated as of this first day of December, 1969, by and between Richard Lloyd Jones, Jr., Byron V. Boone, P. C. Lauinger, John L. Robertson and J. M. Hewgley, Jr., as Trustees of the Tulsa Municipal Airport Trust (hereinafter the "Trustees"), and American Airlines, Inc., a Delaware corporation (hereinafter "American"),

                              W I T N E S S E T H:

         IN CONSIDERATION of the mutual promises and covenants hereinafter contained, the parties hereto do hereby agrees as follows:

                                   ARTICLE I.

         The Sublease, dated as of June 24, 1958 (hereinafter the "Sublease"), by and between N. G. Henthorne, E. Fred Johnson, Richard Lloyd Jones, Jr., James L. Maxwell and Wade C. Whiteside, as the then Trustees of the Tulsa Municipal Airport Trust, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in book 3905, pages 1610-1637, on October 16, 1969), as amended by the First Amendment to the Sublease (hereinafter the "First Amendment"), dated as of May 1, 1963, by and between Byron V. Boone, L. L. Dresser, E. Fred Johnson, Richard Lloyd Jones, Jr., James L. Maxwell, as the then Trustees of the Tulsa Municipal Airport Trust, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in book 3341, page 200, on May 16, 1963, as Exhibit A to the Bond Indenture (hereinafter the "1963 Indenture"), dated as of May 1, 1963, between the then Trustees of the

Tulsa Municipal Airport Trust and Morgan Guaranty Trust Company of New York, pursuant to which the Revenue Bonds, Series 1963 of such Trustees were issued), covering:

         (a) the following property in Tulsa County, Oklahoma, bounded and described as follows:

                          All of that part of the S1/2 of Section 13 and all that part of the N1/2 of Section 24, Township 20 North, Range 13 East, particularly described as follows: Beginning at the northeast corner of the SE1/4 of said Section 13; thence west along the north boundary of the SE1/4 of said Section 13 to the northwest corner of the SE1/4 of said Section; thence south along the half section line of said Section 13 to a point in the half section line 1565 feet north of the south boundary of said Section 13; thence southwesterly along a line bearing south 14 degrees 37' west a distance of 655.14 feet to a point 200 feet east of the east boundary of the taxiway now constructed, which point is 165.34 feet west of the half section line of said section 13 and 931.06 feet north of the south boundary of said Section 13; Thence in a southwesterly direction and parallel to said taxiway and 200 feet east from the east boundary of said taxiway on a bearing south 3 degrees 4' 30" west a distance of 1537.65 feet to a point in the NE1/4 of the NW1/4 of Section 24, Township 20 North, Range 13 East and which point is 604.38 feet south of the north boundary of said Section 24 and 247.83 feet west of the north-south half section line of said
                          Section 24; thence in a southeasterly direction and parallel to the south boundary of the concrete apron of the maintenance base of the American Airlines on a bearing south 76 degrees 00' 58" east a distance of 2978.32 feet more or less to the east boundary of said Section 24; thence north and along the east boundary of Section 24 and 13, to the northeast corner of the SE1/4 of said Section 13, the point of beginning;

         (b) at the option of American should the Trustees obtain a leasehold interest therein, certain other land and improvements thereon, sometimes referred to in the Sublease as the "Disposal Plant";

         (c) certain other buildings, improvements and fixtures, sometimes referred to in the Sublease as the "Improvements";

         (d) a certain easement for the purpose of maintaining and operating a transit waste disposal line, together with the transit waste disposal line located thereon and all rights in connection therewith or appurtenant thereto; and

         (e) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing.

is hereby further amended in the manner and to the extent set forth in this
Article I, effective as of the date that the Revenue Bonds, Series 1969 of the Trustees are delivered to Lazard Freres & Co., Blyth & Co., Inc. and other underwriters as contemplated by the parties hereto:

                 A. Section 1 is amended by deleting subsection (a) thereof and by substituting therefor the following:

                          (a) The following premises (hereinafter sometimes called the "Base Premises") which Lessor leases pursuant to the Lease dated August 6, 1957, as amended, and pursuant to the Leases dated March 29, 1968 and July 31, 1969, in each case from the City of Tulsa to Lessor (such leases being hereinafter collectively called the "Ground Lease"), being
                 259.05 acres, more or less, bounded and described as follows:

                        A tract of land in Sections 13 and 24, Township 20 North, Range 13 East, Tulsa County, Oklahoma, beginning at the northeast corner of the southeast quarter of said Section 13; thence south 00 degrees 00' 23" east a distance of 2,635.97 feet to the southeast corner of said Section 13; thence south 00 degrees 01' 06" east a distance of 1,320 feet to a point on the east line of said Section 24; thence north 76 degrees 00' 58" west a distance of 103.06 feet to a point; thence south 00 degrees 01' 06" east a distance of
                        64.93 feet to a point; thence south 89 degrees 58' 54" west a distance of 2,687.76 feet to a point; thence north 15 degrees 28' 34" west a distance of 822.74 feet to a point; thence south 76 degrees 00' 58" east a distance of 120.19 feet to a point; thence north 3 degrees 04' 30" east a distance of 605.25 feet to a point on the north line of said Section 24; thence north 3 degrees 04' 30" east a distance of 2,641.10 feet to a point; thence south 89 degrees 52' 04" east a distance of 2,715.22 feet to the point of beginning, all as more particularly shown on the attached plat, marked Exhibit A and made a part hereof, subject to the right-of-way along Mingo Road containing 9.05 acres, more or less;

                 and, at the option of Lessee, exercisable by written notice to Lessor in the event that Lessor shall obtain a leasehold interest therein, the following land and the improvement thereon (herein sometimes called the "Disposal Plant")

                        All that lot consisting of approximately six acres located in the SW 1/4 of Section 12, Township 20
                        North, Range 13 East, in Tulsa, Oklahoma, approximately one-half mile to the north of the above-described premises, on a portion of which there is situated a sanitary sewer disposal plant owned, as of the date of this Sublease, by the City of Tulsa, Oklahoma, together with such sewer line easements as may be required between the above-described premises and said lot and between said lot and Bird Creek, lying approximately two miles to the North of said lot, which lot and easements, if leased by Lessor and subleased hereunder, shall be included in the term "Base Premises" except as the context may otherwise require;

         and Section 1 is further amended by deleting the words "owned by the City of Tulsa, Oklahoma, and leased by said City to Lessor and" in paragraph (b) thereof.

                 B. Section 2 is amended by deleting the first two sentences thereof and by substituting therefor the following:

                 The initial term of this Sublease shall commence on the date hereof and shall end on June 1, 1994. Lessee shall have the further option to extent such initial term for two additional renewal terms, the first such term to be for seven years and the second such term to be for ten years, each such option to be exercisable by Lessee giving written notice to Lessor of its election to extent the then current term not less than six months prior to the termination of the then current term.

                 C.       Section 3 is amended by deleting subsections (b) and
         (bb) thereof and by substituting therefor the following:

                          (aa) In addition to the payments contracted for in subsection 3(a) above and subsection 3(e) below, during the initial and any renewal terms of this Sublease Lessee will pay to Lessor additional basic rental in an amount per annum (prorated if for less than a year) equal to 6% of the appraised value (as it shall at the time have been determined in the manner provided below) of the Additional Land (as defined below), payable annually in advance on the lst day of June in each year, commencing on June 1, 1990 (the "Commencement Date").

                 The appraised value of the Additional Land shall be determined, exclusive of any improvements at any time thereon, not more than six months prior to the Commencement Date and thereafter, if this Sublease is renewed, not more than six months prior to each succeeding tenth anniversary of the Commencement Date, by an appraiser appointed by Lessor, provided that

                          (i) Lessor shall give written notice to Lessee of the value determined by such appraiser not more than six and not less than five months prior to the Commencement Date or such tenth anniversary date, as the case may be;

                          (ii) if within 15 days of Lessee's receipt of such notice Lessee shall have given written notice to Lessor of objection to such appraisal, such determination shall be made by two appraisers, one of whom shall be appointed by Lessor (who may be the same appraiser as that already appointed by Lessor) and the other of whom shall be appointed by Lessee, such appointment to be made by each party by written notice given to the other party within 15 days of Lessor's receipt of Lessee's notice of objection to Lessor's appraisal.

                          (iii) if within one month of the second such appointment such two appraisers shall be unable to agree on such value, such determination shall be made by a third appraiser acting individually, such third appraiser to be jointly appointed by such two appraisers within 15 days of the expiration of such one-month period; and

                          (iv) if such two appraisers shall fail so to appoint such third appraiser within such period, such determination shall be made by an appraiser appointed within one month of the expiration of such period by the District Court of Tulsa County, Oklahoma, upon the application of either Lessor or Lessee;

         and the additional basic rental payable by Lessee under this subsection 3(aa) shall be increased or decreased on the basis of such appraisal effective on the June 1 immediately following such determination, provided, further, that in no event shall any such appraisal result in an increase or decrease in the appraised value of the Additional Land in excess of 10% of the appraised value in effect immediately prior to such date. Prior to the date on which a final appraisal of the value of the Additional Land shall first be made pursuant to this subsection (aa), the appraised value of the Additional Land in effect shall be deemed to be _______ per acre. In the event that (a) on the Commencement Date or (b) on any June 1 constituting any tenth anniversary of the Commencement Date a final appraisal of the value of the Additional Land shall not have been made pursuant to this subsection (aa), on such June 1 or on the Commencement Date, as the case may be, and in each case on the first day of each month thereafter, Lessee shall pay (x) $27.00 per acre of Additional Land, in the case of the Commencement Date and the first day of each consecutive month thereafter until the completion of such final appraisal, or (y) in every other case an amount equal to 90% of the additional basic rental payable by Lessee immediately prior to such June 1 constituting any tenth anniversary of the Commencement Date, in each case until the first day of the month immediately following the completion of such final appraisal, on which date and on the first day of each succeeding month Lessee shall pay such additional basic rental in an amount based on the appraised value of the Additional Land in accordance with the provisions of this subsection (aa), provided that the first such payment after such final appraisal shall include an amount equal to the aggregate amount by which all rental payments made by Lessee from and after such June 1 was less than the aggregate additional basic rental which would have been payable by Lessee had such final appraisal been made prior to such June 1.

                 All appraisers appointed hereunder shall be competent, qualified by training and experience, disinterested and independent and shall be members in good standing of the American Institute of Real Estate Appraisers or its successor and all appraisal reports shall be rendered in writing and signed by the appraiser or appraisers making the report. All reasonable costs, fees and expenses of the appraisers shall be evenly divided between Lessor and Lessee; and any court costs incurred in connection with the appointment of an appraiser under paragraph (iv) above shall be borne by Lessee.

                 The term "Additional Land" shall mean the following properties:

                          (1)(a) 64 acres, more or less, in Tulsa County, Oklahoma, bounded and described as follows:

                          A tract of land in Section 24, Township 20
                          North Range 13 East, Tulsa County, Oklahoma, beginning at a point determined by beginning at the northeast corner of said Section 24; thence south along the east line thereof a distance of 13__ feet; thence south 89 degrees 58' west a distance of 100 feet to said point of beginning; thence south 89 degrees 58' 54" west a distance of 2,687.76 feet; thence north 15 degrees 28' 34" west a distance of
                          822.74 feet; thence south 76 degrees 00' 58" east a distance of 2,995.45 feet; thence south 00 degrees 01' 06" east a distance of 64.93 feet to the point of beginning, all as more particularly shown on the attached plat, marked as Exhibit B and made a part hereof; and

                          (2) 3.5 acres, more or less, in Tulsa County, Oklahoma, bounded and described as follows:

                          Beginning at the center of Section 13, Township 20 North, Range 13 East proceed south 00 degrees 00' 04" east a distance of 1,072.30' to a point; thence proceed south 14 degrees 37' 00' west a distance of 655.14' to a point; thence proceed north 3 degrees 04' 30" east a distance of 1,708.70' to a point; thence proceed south 89 degrees 52' 04" east a distance of 73.65' to the point of beginning.

                 (b) In addition to the payments contracted for in subsections 3(a) and 3(aa) above, Lessee will pay Lessor, with respect to each Bond Year (as defined below), commencing on the first day of the month following the effective date of the Second Amendment to the Sublease and continuing until the Terminal Date (as defined below) additional rentals per annum equal to the Annual Principal and Interest Requirement (as defined below) for such Bond Year on (x) the Revenue Bonds, Series 1963, of Lessor (hereinafter referred to as the "Series 1963 Bonds") issued pursuant to the terms of the bond indenture (hereinafter referred to as the "Indenture"), dated May 1, 1963, between Lessor and the bond trustee (hereinafter referred to as the "Bank") and (y) the Revenue

         Bonds, Series 1969, of Lessor (hereinafter referred to as the "Series 1969 Bonds") issued pursuant to the terms of the First Supplemental Bond Indenture, dated as of December 1, 1969 between Lessor and the Bank (the Indenture as supplemented by the First Supplemental Bond Indenture is hereinafter referred to as the "Supplemented Indenture"). Such additional rentals shall be payable by Bond Periods (as defined below) in advance in equal monthly installments on the first day of each month in such Bond Period, so that there is paid during each Bond Period an amount equal to the Semiannual Principal and Interest Requirement (as defined below) for such Bond Period, provided that Lessee, if not then in default hereunder, may in any Bond Year beginning with the Bond Year commencing June 1, 1969 credit against the additional rentals provided for in this subsection (b):

                          (i) the amount of any balance transferred by the Bank pursuant to the terms of the Supplemented Indenture from any bond retirement fund established thereunder to any fund so established the moneys of which are to be used for the payment of principal of and interest and premium, if any, on the Series 1963 Bonds or the Series 1969 Bonds (hereinafter collectively referred to as the "Bonds"), or both, which credit shall be applied against the installment or installments of additional rentals provided for in this subsection (b) next coming due, if and to the extent that such credit would not result on the next succeeding June 1 or December 1 in the moneys in any such latter fund available therefor being insufficient to pay the interest and principal, if any, due on such June 1 or December 1 or to redeem Bonds on any such date to the extent required by the Supplemented Indenture, and

                          (ii) the amount of any credit determined pursuant to subsection 3(d).

                 The term "Bond Year" shall mean each period of twelve months beginning on June 1 during the period beginning June 1, 1969 and continuing until the Terminal Date. The term "Bond Period" shall mean each period of six months beginning on June 1 or December 1 during any Bond year. The term "Semiannual Principal and Interest Requirement" with respect to any Bond Period shall mean the interest on the Bonds accrued in such Bond Period plus any amount required on the December or June 1, as the case may be, following such Bond Period on account of principal to pay the Bonds at the stated maturities thereof and on account of principal and premium, if any, to redeem or prepay the Bonds pursuant to any mandatory sinking fund or redemption requirement applicable thereto. The term "Annual Principal and Interest Requirement" with respect to any Bond Year shall mean the sum of the Semiannual Principal and Interest Requirements with respect to the Bond Periods comprising such Bond year. The Semiannual Principal and Interest Requirement for each Bond Period shall be determined as of the beginning of such Bond Period.

                 The term "Terminal Date" shall mean the first date on which the aggregate of all moneys held by the Bank in any bond reserve fund or otherwise under the Supplemented Indenture and then available for the payment of interest and premium, if any, on and principal of the Bonds shall equal or exceed the amount required to redeem or pay all the Bonds at the time outstanding (including principal, redemption premium, if any, and interest to their stated maturities or to the next date or dates on which such Bonds may be callable for redemption, whichever is the earlier).

                 (bb) In addition to the payments contracted for in subsections 3(a), 3(aa) and 3(b) above, Lessee will pay Lessor for deposit by the Bank in a bond reserve fund established for the security of the Series 1963 Bonds and the Series 1969 Bonds

                          (i) with respect to each Bond Period beginning June 1, 1968, additional rentals per Bond Period equal to fifteen percent (15%) of the Semiannual Principal and Interest Requirement on the Series 1963 Bonds for such Bond Period until such time as there shall have been paid into the bond reserve fund pursuant to this subdivision (i) an amount equal to the maximum Annual Principal and Interest Requirement on the Series 1963 Bonds for any Bond Year thereafter; and

                          (ii) commencing no later than six months after the 1969 Improvements (as defined in Section 5) are ready for use or occupancy as evidenced by the certificates of Lessor and Lessee referred to in Section 5 or, at the option of Lessee, commencing on any June 1 or December 1 prior to such readiness for use or occupancy, additional rentals per Bond Period in substantially equal amounts so that by June 1, 1972 there shall have been paid into the reserve fund pursuant to this subdivision (ii) an amount equal to the maximum Annual Principal and Interest Requirement on the Series 1969 Bonds for any Bond Year thereafter;

         provided that, if not then in default hereunder, Lessee may at its option in any Bond Period credit against the additional rentals provided for in this subsection the amount of any moneys on deposit in such reserve fund at the commencement of such Bond Period (other than moneys previously paid as additional rental pursuant to this subsection) to the extent that such moneys shall not theretofore have been used for purposes of any such credit and, in the event that Lessee exercises such option, Lessee will designate whether the amount giving rise to such credit shall be applied against the additional rental provided for in subdivision (i) or in subdivision (ii) of this subsection 3(bb). Such rentals shall be payable in advance in equal monthly installments on the first day of each month in such Bond Period.

                 Notwithstanding the foregoing paragraph of this Subsection 3(bb), from and after such time when all of the Series 1963 Bonds shall have become due and payable in accordance with their terms, or shall have been duly called for redemption or irrevocable instructions to call the Series 1963 Bonds for redemption shall have been given by the Trustees to the Bank, or proceedings for the prepayment of the Series 1963 Bonds shall have been duly taken under
         Article III of the Supplemented Indenture, and the whole amount of the principal and interest and the premium, if any, so due and payable upon all of the Series 1963 Bonds and coupons pertaining thereto then outstanding shall be paid to or sufficient money shall be held by the Bank and the Paying Agents (as defined in the Supplemented Indenture) for the Series 1963 Bonds for such purpose, the additional rentals payable pursuant to this Subsection 3(bb) shall be paid only until such time as there is on deposit in the bond reserve fund an amount equal to the interest accruing on the Series 1969 Bonds in the then current Fiscal Year (as defined in the Supplemented Indenture).

and is further amended by deleting the words "ten-year" in each place in which they appear in subsection (e) thereof and by deleting the words "subsection
(a)" in the seventh line of subsection (h) and inserting in lieu thereof the words "subsections (a) and (aa)".

         D. Section 4 is amended by deleting the words "on March 31, 1959 or any date thereafter," in the places in which they appear in subsection (a) thereof.

         E. Section 5 is amended by deleting such Section in its entirety and by substituting therefor the following:

                 5. Construction by Lessee. Lessee has entered into an agreement (hereinafter referred to as the "Construction Contract"), dated April 17, 1968, with Manhattan Construction Company, providing for the performance of certain construction work on the Base Premises and has also entered into certain other agreements for the acquisition and installation on the Base Premises of certain equipment, all pursuant to detailed drawings and specifications developed or to be developed with the approval of Lessor and lessee by Frankfurt-Short-Emery-McKinley or any other architect approved in writing by each (all improvements and equipment so constructed, acquired or installed pursuant to the Construction Contract and such other agreements being hereinafter referred to as the "1969 Improvements"). Lessee will use its best efforts to cause such construction, acquisition and installation to be satisfactorily completed in accordance with such drawings and specifications, with such changes therein as may be requested by either party hereto and approved by the other, without increasing the total estimated cost of the 1969 Improvements above $14,000,000. In the event that the cost of the 1969 Improvements shall exceed such amount, such excess cost shall be paid by Lessee and any excess cost of that part of the 1969 Improvements not constituting personal property or equipment shall be paid promptly from time to time by Lessee to the Bank upon receipt by Lessee of duplicate originals or certified copies of certificates of said architects that labor or material has been furnished and money due and owing therefor, and such excess cost of that part of the 1969 Improvements constituting personal property and equipment shall be paid promptly from time to time by Lessee to the Bank as soon as each item of such personal property and equipment is installed. Lessor and Lessee shall have the right to inspect the construction and installation work contemplated hereby at all reasonable times and to inspect during regular business hours all books, records, plans, specifications of the other party hereto and other data relating thereto or to the cost thereof. At such time as the 1969 Improvements are ready for use or occupancy, Lessor and Lessee shall deliver to the Bank (i) a certificate of Lessor, countersigned by such architects, stating that the 1969 Improvements are ready for use or occupancy by Lessee, stating the date on which such readiness occurred, setting forth in reasonable detail the final costs of the construction, acquisition or installation of the 1969 Improvements, and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1969 Construction Fund (as defined in the Supplemented Indenture) to pay all such final costs in full; and (ii) a certificate of Lessee stating that the 1969 Improvements have been constructed, acquisition or installation of the 1969 Improvements, and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1969 Construction Fund (as defined in the Supplemented Indenture) to pay all such final costs in full. In the event that the certificates of Lessor and Lessee required to be delivered by clauses
         (i) and (ii) of this Section 5 shall not state therein that all final costs have been paid in full, as promptly as practicable after such time as all final costs of the construction, acquisition and installation of the 1969 Improvements shall have been paid in full, Lessor and Lessee shall each deliver to the Bank a certificate to such effect. Lessee agrees that all work (including such construction, acquisition and installation) under the Construction Contract and such other agreements has been undertaken by Lessee as agent on behalf of Lessor, that the 1969 Improvements are the property of Lessor, and that Lessee will not enter into any amendment of the Construction Contract or such other agreements without the prior approval of Lessor, which approval shall not be unreasonably withheld.

         F. Section 6 is amended by deleting the words "Civil Aeronautics Administration Technical Standard Order N-18" in the last sentence thereof and by substituting therefor the following:

                 Part 77 of the Federal Aviation Regulations, entitled "Objects Affecting Navigable Air Space".

         G. Section 10 is amended by deleting all of the text therein through the word "(in" in the first paragraph thereof and by substituting therefor the following:

                 10. Insurance. Lessee, at its expense, shall keep (or cause to be kept) all of the Improvements insured against loss or damage (in and is further amended by deleting all of the text through the words "shall cause Lessor and" in the second paragraph thereof and by substituting therefor the following:

         Lessee, at its expense, shall cause Lessor and

and is further amended by deleting the figure "$1,000,000" in each place in which it appears in the second paragraph thereof and by substituting therefor the figure "$2,000,000".

         H. Section 14 is amended by deleting the last sentence thereof and by substituting therefor the following:

         For the purpose of computing Lessee's costs hereunder, (x) the total amount of basic rental payable under Section 3(a) of this Sublease not attributable to the Disposal Plant shall be allocated to the premises, buildings, improvements and fixtures in existence on the date of this Sublease in proportion to their respective values set forth in the appraisal report dated March 21, 1958 of American Appraisal Company, with a value of $1,200 per acre ascribed to land for the purposes of this Section 14, (y) the total amount of additional basic rental payable under Subsection 3(aa) of this Sublease shall be allocated to the premises, building, improvements and fixtures in existence on the Commencement Date in proportion to their respective values set forth in the appraisal report dated November 27, 1967 of T. G. Grant Co., with a value of $6,000 per acre ascribed to the Additional Land for the purposes of this Section 14, and (z) the total amount of additional rentals payable under subsections 3(b), 3(bb) and 3(c) shall be allocated to the Improvements in proportion to their respective Net Book Values.

and the Sublease is further amended by renumbering Section 22 thereof as
Section 25 thereof, and by adding thereto, as new Sections 22, 23 and 24, the following:

                 22. Non-Discrimination. Lessee will not discriminate or permit any discrimination against any employee or applicant for employment on the ground of race, creed, color or national origin. In the event of any violation of this Section 22 Lessor shall have the right to take such action as the United States of America may require with respect thereto.

                 23.      Lessee to Furnish Certain Information and Reports.
         (a) Lessee will furnish or cause to be furnished to the Bank semi-annually in each year during the periods June 15 to June 30, inclusive, and December 15 to December 31, inclusive, commencing with the period December 15 to December 31, 1969, and at such other times as the Bank may request in writing, a list or lists in such form as the Bank may reasonably require containing all information in the possession or control of Lessee or any Paying Agent with respect to the Bonds other than the Bank as to the names and addresses of the holders of the Bonds obtained by Lessee or any such Paying Agent since the date as of which the next previous list, if any, was furnished by Lessee to the Bank. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished and need not include information received after such date.

                 (b) Lessee will file with the Bank, within 15 days after Lessee is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which Lessee is required to file with said Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if Lessee is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Bank and said Commission, in accordance with rules and regulations prescribed by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations.

                 (c) Lessee will file with the Bank and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents, and reports with respect to compliance by Lessee with the conditions and covenants provided for herein and in the Supplemented Indenture, as may be required from time to time by such rules and regulations, including in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants conforming to the requirements of
         Section 1.3 of the Indenture and of subsection (e) of Section 314 of the Trust Indenture Act of 1939, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants.

                 (d) Lessee will transmit to the holders of the Bonds within thirty days after the filing thereof with the Bank, in the manner and to the extent provided in subsection (c) of Section 8.18 of the Indenture with respect to reports pursuant to said Section 8.18, such summaries of any information, documents and reports required to be filed by Lessee pursuant to the preceding two paragraphs of this Section 23 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

                 (e) Lessee will furnish to the Bank a certificate or opinion of an engineer, appraiser or other expert as to the fair value of any property to be released from the lien of the Supplemented Indenture, which certificate or opinion (i) shall state that in the opinion of the person making the same the proposed release will not impair the security under the Supplemented Indenture in contravention of the provisions thereof, and (ii) shall be made by an independent engineer, appraiser, or other expert, if the fair value of such property and of all other property released since the commencement of the then current calendar year, as set forth in the certificates or opinions required by this paragraph is 10% or more of the aggregate principal amount of Bonds at the time outstanding; but such certificate or opinion of an independent engineer, appraiser, or other expert shall not be required in the case of any release of property, if the fair value thereof as set forth in the certificate or opinion required by this clause is less than Twenty-five Thousand Dollars ($25,000) or less than 1% of the aggregate principal amount of Bonds at the time outstanding.

                 (f) Lessee will furnish to the Bank a certificate or opinion of an engineer, appraiser, or other expert as to the fair value to Lessor and to Lessee of any property the subjection of which to the lien of the Supplemented Indenture is to be made the basis for the withdrawal of cash subject to the lien and pledge thereof, or the withdrawal of any proceeds of insurance or condemnation award held by the Bank under the Supplemented Indenture or in accordance with this Sublease, or the release of any property subject to the lien of the Supplemented Indenture, and if

                          (1) within six (6) months prior to the date of acquisition thereof by Lessor or Lessee, such property has been used or operated, by a person or persons other than Lessee, in a business similar to that in which it has been or is to be used or operated by Lessee, and

                          (2) the fair value to Lessor and Lessee of such property as set forth in such certificate or opinion is not less than Twenty-five Thousand Dollars ($25,000) and not less than 1% of the aggregate principal amount of Bonds at the time outstanding, such certificate or opinion shall be made by an independent engineer, appraiser, or other expert.

                 Except for the certificate of the architect required by paragraph (c) of this Section 23, (i) in all cases in which this Section requires that a certificate or opinion be made by an independent person, such certificate or opinion shall be made by an independent engineer, appraiser or other expert, as the case may be, selected or approved by the Bank in the exercise of reasonable care, and (ii) in all cases in which this Section does not require such certificate or opinion to be made by an independent person, such certificate or opinion may be made by any engineer, appraiser, or other expert, as the case may be, who is an officer of, or is employed by, Lessor or Lessee. Each certificate or opinion delivered hereunder with respect to compliance with a condition or covenant provided for in this Sublease shall include: (i) a statement that the person making such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such person such condition or covenant has been complied with.

                 24. Rights Granted to Bank. Lessor and Lessee agree that the Bank shall have all of the powers under this Sublease granted to it pursuant to Section 7.13 of the Supplemented Indenture.

         I. The Sublease is further amended by deleting the words "Bonds Series 1963" and "Indenture" in each place in which they appear and by substituting therefor the words "Series 1963 Bonds and Series 1969 Bonds" and "Supplemented Indenture", respectively, except that the words "Series 1963 Bonds or Series 1969 Bonds" are substituted for the words "Bonds Series 1963" where the latter words appear in Section 9 of the Sublease, in the first two places in which they appear in Section 12 thereof, and in the first place in which they appear in Section 14 thereof.

                                  ARTICLE II.

         On and after the date hereof, the term "Sublease" shall mean the Sublease dated as of June 1, 1958, as amended by the First Amendment and by this Second Amendment to the Sublease.

                                  ARTICLE III.

         Except as herein amended, the Sublease shall remain in full force and effect.

                                  ARTICLE IV.

         No trustee, director, officer or employee of either party shall be held personally liable under or in connection with the execution of this Second Amendment to the Sublease.

                                   ARTICLE V.

         American hereby consents to the assignment (subject to the trusts created in the Indenture and the terms and provisions thereof) by the Trustees of any and all of their rights under the Sublease as amended by the First Amendment to the Sublease and this Second Amendment to the Sublease to Morgan Guaranty Trust Company of New York, as trustee under the 1963 Indenture as supplemented by the First Supplemental Bond Indenture, dated as of November 1, 1969, between the Trustees and Morgan Guaranty Trust Company of New York, and American agrees to comply with the provisions of such assignment to the extent applicable to it.

         IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment to the Sublease this     day of December 1969 and affixed their
respective seals hereto.


                                 LESSOR


                                          /s/ RICHARD LLOYD JONES, JR.
                                          -------------------------------------
                                                  Richard Lloyd Jones, Jr.


                                          /s/ BYRON V. BOONE
                                          -------------------------------------
                                                  Byron V. Boone


                                          /s/ P.C. LAUINGER
                                          -------------------------------------
                                                  P. C. Lauinger



                                          -------------------------------------
                                                  John L. Robertson


                                          /s/ J.M. HEWGLEY, JR.
                                          -------------------------------------
                                                  J. M. Hewgley, Jr.

                                          TRUSTEES OF THE TULSA MUNICIPAL
                                                  AIRPORT TRUST

                                 LESSEE

                                          AMERICAN AIRLINES, INC.


                                          By: [ILLEGIBLE]
                                             ----------------------------------

Attest:

[ILLEGIBLE]
- -------------------------

                        THIRD AMENDMENT TO THE SUBLEASE


         This Agreement, dated as of this first day of June, 1971, by and between Richard Lloyd Jones, Jr., Byron V. Boone, Robert J. LaFortune, P. C. Lauinger and John L. Robertson, as Trustees of the Tulsa Municipal Airport Trust (hereinafter the "Trustees"), and American Airlines, Inc., a Delaware corporation (hereinafter "American"),

                              W I T N E S S E T H:

         IN CONSIDERATION of the mutual promises and covenants hereinafter contained, the parties hereto do hereby agrees as follows:

                                   ARTICLE I.

         The Sublease, dated as of June 24, 1958 (hereinafter the "Sublease"), by and between N. G. Henthorne, E. Fred Johnson, Richard Lloyd Jones, Jr., James L. Maxwell and Wade C. Whiteside, as the then Trustees of the Tulsa Municipal Airport Trust, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in book 3905, pages 1610-1637, on October 16, 1969), as amended by the First Amendment to the Sublease (hereinafter the "First Amendment"), dated as of May 1, 1963, by and between Byron V. Boone, L. L. Dresser, E. Fred Johnson, Richard Lloyd Jones, Jr., James L. Maxwell, as the then Trustees of the Tulsa Municipal Airport Trust, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in book 3341, page 200, on May 16, 1963, as Exhibit A to the Bond Indenture (hereinafter the "1963 Indenture"), dated as of May 1, 1963, between the then Trustees of the Tulsa Municipal Airport Trust and Morgan Guaranty Trust Company of New York, pursuant to which the Revenue Bonds, Series 1963 of such Trustees were issued), and as further amended by the Second Amendment to the Sublease (hereinafter the "Second Amendment"), dated as of December 1, 1969, by and between Richard Lloyd Jones, Jr., Byron V. Boone, P. C. Lauinger, John L. Richardson and J. M. Hewgley, Jr., as the then Trustees of the Tulsa Municipal Airport Trust, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in book 3912, page 642, on December 22, 1969), covering:

         (a) the following premises (hereinafter sometimes called the "Base Premises") which Lessor leases pursuant to the Lease dated August 6, 1957, as amended, and pursuant to the Leases dated March 29, 1968 and July 31, 1969, in each case from the City of Tulsa to Lessor (such leases being hereinafter collectively called the "Ground Lease"), being 259.05 acres, more or less, bounded and described as follows:

                    A tract of land in Sections 13 and 24, Township 20
                    North, Range 13 East, Tulsa County, Oklahoma, beginning at the northeast corner of the southeast quarter of said
                    Section 13; thence south 00 degrees 00' 23" east a distance of 2,635.97 feet to the southeast corner of said Section 13; thence south 00 degrees 01' 06" east a distance of 1,320 feet to a point on the east line of said Section 24; thence north 76 degrees 00' 58" west a distance of 103.06 feet to a point; thence south 00 degrees 01' 06" east a distance of 64.93 feet to a point; thence south 89 degrees 58' 54" west a distance of 2,687.76 feet to a point; thence north 15 degrees 28' 34" west a distance of 822.74 feet to a point; thence south

                     76 degrees 00' 58" east a distance of 120.19 feet to a point; thence north 3 degrees 04' 30" east a distance of
                     605.25 feet to a point on the north line of said Section 24; thence north 3 degrees 04' 30" east a distance of 2,641.10 feet to a point; thence south 89 degrees 52' 04" east a distance of 2,715.22 feet to the point of beginning, all as more particularly shown on the plat attached to the Second Amendment to the Sublease and made a part hereof, subject to the right-of-way along Mingo Road containing 9.05 acres, more or less; and, at the option of Lessee, exercisable by written notice to Lessor in the event that Lessor shall obtain a leasehold interest therein, the following land and the improvements thereon (herein sometimes called the "Disposal Plant")

                     All that lot consisting of approximately six acres located in the SW 1/4 of Section 12, Township 20 North, Range 13 East, in Tulsa, Oklahoma, approximately one-half mile to the north of the above-described premises, on a portion of which there is situated a sanitary sewer disposal plant owned, as of the date of this Sublease, by the City of Tulsa, Oklahoma, together with such sewer line easements as may be required between the above-described premises and said lot and between said lot and Bird Creek, lying approximately two miles to the North of said lot, which lot and easements, if leased by Lessor and subleased hereunder, shall be included in the term "Base Premises" except as the context may otherwise require;

         (b) certain other buildings, improvements and fixtures, sometimes referred to in the Sublease as the "Improvements";

         (c) a certain easement for the purpose of maintaining and operating a transit waste disposal line, together with the transit waste disposal line located thereon and all rights in connection therewith or appurtenant thereto; and

         (d) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing.

is hereby further amended in the manner and to the extent set forth in this
Article I, effective as of the date that the Revenue Bonds, Series 1971, of the Trustees are delivered to Lazard Freres & Co., Blyth & Co., Inc. and other underwriters as contemplated by the parties hereto:

                 A. Section 2 is amended by deleting the first two sentences thereof and by substituting therefor the following:

                          The initial term of this Sublease shall commence on
                 the date hereof and shall end on June 1, 2006. Lessee shall have the further option to extend such initial term for one additional renewal term for five years, such option to be exercisable by Lessee giving written notice to Lessor of its election to extend the term not less than six months prior to the termination of such term.

                 B. Paragraph (a) of Section 3 is amended by deleting subparagraph (iv) thereof and by substituting therefor the following:

                 (iv) $50,585 per annum (prorated if for less than a year) during the period commencing on February 1, 1986 and ending on May 31, 1996, and

                 (v) $55,643 per annum (prorated if for less than a year) during the period commencing on June 1, 1996 and ending on May 31, 2006,

                 C.       Section 3 is further amended by deleting subsections
         (b) and (bb) thereof and by substituting therefor the following:

                          (b) In addition to the payments contracted for in subsections 3(a) and 3(aa) above, Lessee will pay to Lessor, with respect to each Bond Year (as defined below), commencing on the first day of the month following the effective date of the Third Amendment to the Sublease and continuing until the Terminal Date (as defined below) additional rentals per annum equal to the Annual Principal and Interest Requirement (as defined below) for such Bond Year on (x) the Revenue Bonds, Series 1963, of Lessor (hereinafter referred to as the "Series 1963 Bonds") issued pursuant to the terms of the bond indenture (hereinafter referred to as the "Indenture"), dated May 1, 1963, between Lessor and the bond trustee (hereinafter referred to as the "Bank"), (y) the Revenue Bonds, Series 1969, of Lessor (hereinafter referred to as the "Series 1969 Bonds") issued pursuant to the terms of the First Supplemental Bond Indenture, dated as of December 1, 1969 between Lessor and the Bank, and (z) the Revenue Bonds, Series 1971, of Lessor (hereinafter referred to as the "Series 1971 Bonds") issued pursuant to the terms of the Second Supplemental Bond Indenture, dated as of June 1, 1971, between Lessor and the Bank (the Indenture as supplemented by such First Supplemental Bond Indenture and such Second Supplemental Bond Indenture is hereinafter referred to as the "Supplemented Indenture"). Such additional rentals shall be payable by Bond Periods (as defined below) in advance in equal monthly installments on the first day of each month in such Bond Period, so that there is paid during each Bond Period an amount equal to the Semiannual Principal and Interest Requirement (as defined below) for such Bond Period, provided that Lessee, if not then in default hereunder, may in any Bond Year beginning with the Bond Year commencing June 1, 1971 credit against the additional rentals provided for in this subsection (b):

                 (i) the amount of any balance transferred by the Bank pursuant to the terms of the Supplemented Indenture from any bond retirement fund established thereunder to any fund so established the moneys of which are to be used for the payment of principal of and interest and premium, if any, on the Series 1963 Bonds, the Series 1969 Bonds or the Series 1971 Bonds (hereinafter collectively referred to as the "Bonds"), or any combination thereof, which credit shall be applied against the installment or installments of additional rentals provided for in this subsection (b) next coming due, if and to the extent that such credit would not result on the next succeeding June 1 or December 1, as the case may be, in the moneys in any such latter fund available therefor being insufficient to pay the interest and principal, if any, due on such June 1 or December 1 or to redeem Bonds on any such date to the extent required by the Supplemented Indenture, and

                          (ii) the amount of any credit determined pursuant to subsection 3(d).

                 The term "Bond Year" shall mean each period of twelve months beginning on June 1 during the period beginning June 1, 1971 and continuing until the Terminal Date. The term "Bond Period" shall mean each period of six months beginning on June 1 or December 1 during any Bond year. The term "Semiannual Principal and Interest Requirement" with respect to any Bond Period shall mean the interest on the Bonds accrued in such Bond Period plus any amount required on the December or June 1, as the case may be, following such Bond Period on account of principal to pay the Bonds at the stated maturities thereof and on account of principal and premium, if any, to redeem or prepay the Bonds pursuant to any mandatory sinking fund or redemption requirement applicable thereto. The term "Annual Principal and Interest Requirement" with respect to any Bond Year shall mean the sum of the Semiannual Principal and Interest Requirements with respect to the Bond Periods comprising such Bond year. The Semiannual Principal and Interest Requirement for each Bond Period shall be determined as of the beginning of such Bond Period.

                 The term "Terminal Date" shall mean the first date on which the aggregate of all moneys held by the Bank in any bond reserve fund or otherwise under the Supplemented Indenture and then available for the payment of interest and premium, if any, on and principal of the Bonds shall equal or exceed the amount required to redeem or pay all the Bonds at the time outstanding (including principal, redemption premium, if any, and interest to their stated maturities or to the next date or dates on which such Bonds may be callable for redemption, whichever is the earlier).

                 (bb) In addition to the payments contracted for in subsections 3(a), 3(aa) and 3(b) above, Lessee will pay Lessor for deposit by the Bank in a bond reserve fund established for the security of the Series 1963 Bonds, the Series 1969 Bonds and the Series 1971 Bonds

                          (i) with respect to each Bond Period beginning June 1, 1968, additional rentals per Bond Period equal to fifteen percent (15%) of the Semiannual Principal and Interest Requirement on the Series 1963 Bonds for such Bond Period until such time as there shall have been paid into the bond reserve fund pursuant to this subdivision (i) an amount equal to the maximum Annual Principal and Interest Requirement on the Series 1963 Bonds for any Bond Year thereafter; and

                          (ii) commencing no later than six months after the 1969 Improvements (as defined in Section 5) are ready for use or occupancy as evidenced by the certificates of Lessor and Lessee referred to in Section 5 or, at the option of Lessee, commencing on any June 1 or December 1 prior to such readiness for use or occupancy, additional rentals per Bond Period in substantially equal amounts so that by June 1, 1972 there shall have been paid into the reserve fund pursuant to this subdivision (ii) an amount equal to the maximum Annual Principal and Interest Requirement on the Series 1969 Bonds for any Bond Year thereafter; and

                          (iii) commencing no later than six months after the 1971 Improvements (as defined in Section 5A) are ready for use or occupancy as evidenced by the certificates of Lessor and Lessee referred to in Section 5A or, at the option of Lessee, commencing on any June 1 or December 1 prior to such readiness for use or occupancy, additional rentals per Bond Period in substantially equal amounts so that by June 1, 1974 there shall have been paid into the reserve fund pursuant to this subdivision (iii) an amount equal to the maximum Annual Principal and Interest Requirement on the Series 1971 Bonds for any Bond Year thereafter;

         provided that, if not then in default hereunder, Lessee may at its option in any Bond Period credit against the additional rentals provided for in this subsection the amount of any moneys on deposit in such reserve fund at the commencement of such Bond Period (other than moneys previously paid as additional rental pursuant to this subsection) to the extent that such moneys shall not theretofore have been used for purposes of any such credit and, in the event that Lessee exercises such option, Lessee will designate whether the amount giving rise to such credit shall be applied against the additional rental provided for in subdivision (i), subdivision (ii) or in subdivision (iii) of this subsection 3(bb). Such rentals shall be payable in advance in equal monthly installments on the first day of each month in such Bond Period.

                 Notwithstanding the foregoing paragraph of this Subsection 3(bb), from and after such time when all of the Series 1963 Bonds shall have become due and payable in accordance with their terms, or shall have been duly called for redemption or irrevocable instructions to call the Series 1963 Bonds for redemption shall have been given by the Trustees to the Bank, or proceedings for the prepayment of the Series 1963 Bonds shall have been duly taken under Article III of the Supplemented Indenture, and the whole amount of the principal and interest and the premium, if any, so due and payable upon all of the Series 1963 Bonds and coupons pertaining thereto then outstanding shall be paid to or sufficient money shall be held by the Bank and the Paying Agents (as defined in the Supplemented Indenture) for the Series 1963 Bonds for such purpose, the additional rentals payable pursuant to this Subsection 3(bb) shall be paid only until such time as there is on deposit in the bond reserve fund an amount equal to the interest accruing on the Series 1969 Bonds and the Series 1971 Bonds in the then current Fiscal Year (as defined in the Supplemented Indenture).

         D. Section 3 is further amended by deleting subsection (e) thereof and by substituting therefor the following:

                 (e) During the renewal term, if any, Lessee will pay to Lessor basic rental at the rate of $61,207 per annum (prorated if paid for any period of less than a year), payable annually in advance on the 1st day of February in each year with respect to the period commencing on such date and ending on January 31 of the next succeeding year or on the expiration of such renewal term.

         E. A new Section 5A is inserted immediately following Section 5, as follows:

                 5A.      Construction by Lessee.  Lessee has entered into two
         agreements (hereinafter collectively referred to as the "1971 Construction Contract"), dated September 10, 1969, as amended, and November 19, 1970, with Manhattan Construction Company, providing for the performance of certain construction work on the Base Premises and has also entered into certain other agreements for the acquisition and installation on the Base Premises of certain equipment, all pursuant to detailed drawings and specifications developed or to be developed with the approval of Lessor and Lessee by Frankfurt-Short-Emery-McKinley or any other architect approved in writing by each (all improvements and equipment so constructed, acquired or installed pursuant to the Construction Contract and such other agreements being hereinafter referred to as the "1971 Improvements"). Lessee will use its best efforts to cause such construction, acquisition and installation to be satisfactorily completed in accordance with such drawings and specifications, with such changes therein as may be requested by either party hereto and approved by the other, without increasing the total estimated cost (together will all financing, legal and printing costs incurred in connection therewith) of the 1971 Improvements above $27,500,000. In the event that such cost of the 1971 Improvements shall exceed such amount, such excess cost shall be paid by Lessee and any excess cost of that part of the 1971 Improvements not constituting personal property or equipment shall be paid promptly from time to time by Lessee to the Bank upon receipt by Lessee of duplicate originals or certified copies of certificates of said architects that labor or material has been furnished and money due and owing therefor, and such excess cost of that part of the 1971 Improvements constituting personal property and equipment shall be paid promptly from time to time by Lessee to the Bank as soon as each item of such personal property and equipment is installed. Lessor and Lessee shall have the right to inspect the construction and installation work contemplated hereby at all reasonable times and to inspect during regular business hours all books, records, plans, specifications of the other party hereto and other data relating thereto or to the cost thereof. At such time as the 1971 Improvements are ready for use or occupancy, Lessor and Lessee shall deliver to the Bank (i) a certificate of Lessor, countersigned by such architects, stating that the 1971 Improvements are ready for use or occupancy by Lessee, stating the date on which such readiness occurred, setting forth in reasonable detail the final costs of the construction, acquisition or installation of the 1971 Improvements, and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1971 Construction Fund (as defined in the Supplemented Indenture) to pay all such final costs in full; and (ii) a certificate of Lessee stating that the 1971 Improvements have been constructed, acquired and installed and are ready for use or occupancy by Lessee and stating the final costs of the construction, acquisition or installation of the 1971 Improvements, and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1971 Construction Fund to pay all such final costs in full. In the event that the certificates of Lessor and Lessee required to be delivered by clauses (i) and (ii) of this Section 5A shall not state therein that all final costs have been paid in full, as promptly as practicable after such time as all final costs of the construction, acquisition and installation of the 1971 Improvements shall have been paid in full, Lessor and Lessee shall each deliver to the Bank a certificate to such effect. Lessee agrees that all work (including such construction, acquisition and installation) under the 1971 Construction Contract and such other agreements has been undertaken by Lessee as agent on behalf of Lessor, that the 1971 Improvements are the property of Lessor, and that Lessee will not enter into any amendment of the 1971 Construction Contract or such other agreements without the prior approval of Lessor, which approval shall not be unreasonably withheld.

         F. The second paragraph of Section 9 is deleted in its entirety and the following paragraph is inserted in lieu thereof:

                 Lessor hereby assigns to Lessee effective upon completion of the Improvements and, in the case of the 1969 Improvements, delivery of completion certificates as provided in Section 5 hereof and, in the case of the 1971 Improvements, delivery of completion certificates as provided in Section 5A hereof, all right, title and interest of Lessor in and to any and all warranties, express or implied, made to Lessor under, in the case of the 1969 Improvements, the Construction Contract and, in the case of the 1971 Improvements, the 1971 Construction Contract and under any and all other construction or purchase contracts entered into by Lessor or otherwise accruing to the benefit of Lessor and pertaining to the Leased Property, together with the right to enforce the same for the benefit of Lessee, either in the name of Lessor or of Lessee or otherwise, and expressly subrogates Lessee to all of Lessor's rights of action and causes of action against the other parties to all such contracts. Lessee will indemnify Lessor against damage, loss or expense resulting from such enforcement and Lessee's efforts to enforce the same.

         G. (a) Section 1(b) is amended by inserting immediately after the words "Section 5" the first time they appear in Section 1(b) the words "or
Section 5A" and by inserting immediately after the words "Section 5" the second time they appear in Section 1(b) the words "or said Section 5A".

                 (b) Sections 4(a) and 8(a)(i)(2)(B) are amended by inserting immediately after the words "Section 5" the words "or Section 5A".

         H. The Sublease is further amended by deleting the words "Series 1963 Bonds and Series 1969 Bonds" in each place in which they appear and by substituting therefor the words "Series 1963 Bonds, Series 1969 Bonds and Series 1971 Bonds" and by deleting the words "Series 1963 Bonds or Series 1969 Bonds" where such words appear in Sections 9, 12 and 14 of the Sublease and by substituting therefor the words: "Series 1963 Bonds, Series 1969 Bonds or Series 1971 Bonds".

                                  ARTICLE II.

         On and after the date hereof, the term "Sublease" shall mean the Sublease dated as of June 1, 1958, as amended by the First Amendment, the Second Amendment, and this Third Amendment to the Sublease.

                                  ARTICLE III.

         Except as herein amended, the Sublease shall remain in full force and effect.

                                  ARTICLE IV.

         No trustee, director, officer or employee of either party shall be held personally liable under or in connection with the execution of this Third Amendment to the Sublease.

                                        ARTICLE V.
         American hereby consents to the assignment by the Trustees of any and all of their rights under the Sublease as amended by the First Amendment, the Second Amendment, and this Third

Amendment to the Sublease to Morgan Guaranty Trust Company of New York, as trustee under the 1963 Indenture as supplemented by the First Supplemental Bond Indenture, dated as of December 1, 1969, and the Second Supplemental Bond Indenture, dated as of June 1, 1971, each between the Trustees and Morgan Guaranty Trust Company of New York, and American agrees to comply with the provisions of such assignment to the extent applicable to it.

         IN WITNESS WHEREOF, the parties hereto have executed this Third
Amendment to the Sublease this     day of October, 1971 and affixed their
respective seals hereto.


                                LESSOR


                                       /s/ RICHARD LLOYD JONES, JR.
                                       ----------------------------------------
                                               Richard Lloyd Jones, Jr.


                                       /s/ BYRON V. BOONE
                                       ----------------------------------------
                                               Byron V. Boone


                                       /s/ ROBERT J. LAFORTUNE
                                       ----------------------------------------
                                               Robert J. LaFortune


                                       /s/ P.C. LAUINGER
                                       ----------------------------------------
                                               P. C. Lauinger


                                       /s/ JOHN L. ROBERTSON
                                       ----------------------------------------
                                               John L. Robertson

                                       TRUSTEES OF THE TULSA MUNICIPAL
                                               AIRPORT TRUST

                                LESSEE

                                       AMERICAN AIRLINES, INC.


                                       By: [ILLEGIBLE]
                                          -------------------------------------

Attest:

[ILLEGIBLE]
- --------------------------

                          AMENDMENT NO. 4 TO SUBLEASE


         THIS AGREEMENT between ROBERT J. LAFORTUNE, and RICHARD LLOYD JONES, JR., and JOHN ROBERTSON, and JOHN W. BATES, JR., and EDWARD L. MCFARLAND, as Trustees of the Tulsa Municipal Airport Trust, herein called the Trustees, and AMERICAN AIRLINES, INC., hereinafter called American,

                              W I T N E S S E T H:

         That for and in consideration of the terms, covenants, and conditions herein set forth, the parties have agreed and hereby agree as follows:

         1. Recitals. Heretofore as of June 1, 1958, the Trustees of said Trust, as Lessor, and American, as Lessee, entered into a sublease of certain lands at the then Tulsa Municipal Airport, now known as the Tulsa International Airport, which has subsequently been amended by first, second, and third amendments executed in 1963, 1969, and 1971, respectively. Said Sublease, so amended, is now in full force and effect. To provide a more convenient location for fire, crash rescue equipment, Trustees have arranged to have constructed, the improvements necessary for the housing and use of such equipment.

         2. Amendment. For and in consideration of the premises, and to obtain the benefits of having the fire, crash rescue equipment housed at and operated from a more desirable location, American has agreed to release and hereby releases from its sublease, the following described lands in Tulsa County, Oklahoma:

                 INDIAN MERIDIAN
                 T 20 N, R 13 E
                          SECTION 13, a tract of land in the NW 1/4, NW 1/4, SE 1/4 and the NE 1/4, NE 1/4, SW 1/4, more particularly described as:

                        Beginning at a point on the north line of said NE
                 1/4, NE 1/4, SW 1/4, said point being 73.65 feet West of the Northeast corner thereof:
                          thence S 03 degrees 04' 30" W, 350.55 feet;
                          thence S 80 degrees 52' 04" E, 341.77 feet;
                          thence N 14 degrees 20' 57" E, 361.15 feet,
                 more or less, to a point on the north line of said NW 1/4, NW
                          1/4, SE 1/4; thence N 80 degrees 52' 04" W, along
                        said north line and the north line of the NE 1/4, NE 1/4, SW 1/4, 412.47 feet, more or less, to the point of beginning, aggregating 3.03 acres, more or less.

         3. Possession. Concurrently with the execution hereof, American releases to the Trustees, quiet and peaceable possession of the lands above described, and said Trustees accept the same.

         4. Scope. Nothing herein contained shall be deemed or construed to alter or modify said Sublease between the Trustees and American, as previously amended, except to delete therefrom the particular portion of the premises subleased thereby above described.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 to said Sublease, this 9th day of September, 1974.


                                    TULSA MUNICIPAL AIRPORT TRUST

                                    By [ILLEGIBLE]
                                      -----------------------------



                                    By /s/ JOHN L. ROBERTSON
                                      -----------------------------
                                       John L. Robertson


                                    By /s/ ROBERT J. LAFORTUNE
                                      -----------------------------
                                       Robert J. LaFortune


                                    By [ILLEGIBLE]
                                      -----------------------------



                                    By [ILLEGIBLE]
                                      -----------------------------
                                                Sublessors

                                    AMERICAN AIRLINES, INC.

                                    By: [ILLEGIBLE]
                                       ----------------------------
                                        [ILLEGIBLE]
                                    -------------------------------

                                            (Title)
                                    Sublessee
Attest:

[ILLEGIBLE]
- -----------------------

State of Oklahoma,        )      ss.
Tulsa County.             )

         Before me, a Notary Public in and for said County and State, on this 9th day of September, 1974, personally appeared these five persons to me known to be the identical persons who executed the within and foregoing instrument, and acknowledged to me that they executed the same as their free and voluntary act and deed, and as their free and voluntary act and deed of the Tulsa Municipal Airport Trust, for the uses and purposes therein set forth.

                                  [ILLEGIBLE]
                                 ---------------------------
         My commission expires:   July 14, 1975
                                 ---------------------------

                        FIFTH AMENDMENT TO THE SUBLEASE




                                 BY AND BETWEEN




                 TRUSTEES OF THE TULSA MUNICIPAL AIRPORT TRUST




                                      AND




                            AMERICAN AIRLINES, INC.





                          DATED AS OF DECEMBER 1, 1982

                        FIFTH AMENDMENT TO THE SUBLEASE


         This Agreement, dated as of this 1st day of December, 1982, by and between the Trustees of the Tulsa Municipal Airport Trust (hereinafter the "Trustees"), such Trust having been created and existing pursuant to the laws of the State of Oklahoma, and American Airlines, Inc., a Delaware Corporation (hereinafter "American").

                              W I T N E S S E T H:

         NOW THEREFORE, for and in consideration of the mutual promises, terms, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

         The Sublease, dated as of June 24, 1958 (hereinafter the "Sublease"), by and between the then Trustees of the Tulsa Municipal Airport Trust (the Trustees and all predecessor and successor Trustees of the Tulsa Municipal Airport hereinafter "Trustees"), as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in book 3905, pages 1610-1637, on October 16, 1969), as amended by the First Amendment to Sublease (hereinafter the "First Amendment"), dated as of May 1, 1963, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in book 3341, page 200, on May 16, 1963, as Exhibit A to the Bond Indenture dated as of May 1, 1963, between the Trustees and Morgan Guaranty Trust Company of New York, in New York, New York, as bond trustee (such trustee being succeeded by J. Henry Schroder Bank & Trust Company, in New York, New York)), pursuant to which the Revenue Bonds, Series 1963, of such Trustees were issued, and as further amended by the Second Amendment to the Sublease (hereinafter the "Second Amendment"), dated as of December 1, 1969, by and between the Trustees, as Lessor, and American, as Lessee, (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in book 3912, page 642, on December 22, 1969) and as further amended by the Third Amendment to the Sublease (hereinafter the "Third Amendment") dated as of the 1st day of June, 1971, by and between the Trustees, as Lessor, and American, as Lessee, (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3992, Page 419 on November 8, 1971) and as further amended by the Fourth Amendment to the Sublease (hereinafter "Fourth Amendment"), dated as of the 9th day of September, 1974, by and between the Trustees, as Lessor, and American, as Lessee, (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4658, Page 108 on December 22, 1982). Said Sublease, as so amended, covers the following property in Tulsa County, Oklahoma:

                 (a) The following premises as revised by mutual agreement of the parties hereto, (hereinafter sometimes called the "Base Premises") which Lessor leases pursuant to the Lease dated August 6, 1957, as amended, and pursuant to the Leases dated March 29, 1968 and July 31, 1969, in each case from the City of Tulsa to Lessor (such leases being hereinafter collectively called the "Ground Lease"), being 244.75 acres, more or less, bounded and described as follows:

         A tract of land in Sections 13 and 24, Township 20 North, Range 13 East, Tulsa County, Oklahoma;

                 Commencing at the Northeast Corner of Section 24; Thence S 00 -01'-42" W, along the East line of said Section, a distance of 1320.00 feet; Thence N 76 degrees -01'-30" W a distance of
                 51.53 feet to the Point of Beginning;

                 Thence N 76 degrees -01'-30" W a distance of 51.53; Thence S 00 degrees -01'-42" E a distance of 64.93; Thence S 89 degrees -58'-18" W a distance of 2490.00; Thence N 16 degrees -23'-59" W a distance of 998.78; Thence N 02 degrees -54'-49" E a distance of 3050.00; Thence S 89 degrees -51'-46" E a distance of 37.97; Thence S 00 degrees -47'-20" E a distance of 350.00; Thence S 89 degrees -30'-35" E a distance of 247.72; Thence N 13 degrees -48'-11" E a distance of 361.67; Thence S 89 degrees -51'-16" E a distance of 1017.66; Thence S 00 degrees -01'-14" E a distance of 100.00; Thence S 39 degrees -51'-16" E a distance of 1270.77; Thence S 00 degrees -01'-24" E a distance of 285.87; Thence S 11 degrees -16'-36" W a distance of 51.03; Thence S 00 degrees -01'-24" E a distance of 430.10; Thence S 44 degrees -58'-36" W a distance of 42.43; Thence S 00 degrees -10'-24" E a distance of 50.00; Thence S 45 degrees -01'-24" E a distance of 42.43; Thence S 00 degrees -01'-24" E a distance of 359.90; Thence S 11 degrees-20'-24" E a distance of 50.96; Thence S 00 degrees -01'-24" E a distance of 700.00; Thence S 11 degrees -16'-36" W a distance of 50.03; Thence S 00 degrees -01'-24" E a distance of 450.00; Thence S 44 degrees -58'-36" W a distance of 70.71; Thence N 89 degrees -53'-37" W a distance of 10.90; Thence S 45 degrees -01'-42" E a distance of 100.27; Thence S 11 degrees -01'-42" E a distance of 1236.92;

         To the Point of Beginning,

         and at the option of Lessee, exercisable by written notice to Lessor in the event that Lessor shall obtain a leasehold interest therein, the following land and the improvements thereon (herein sometimes called the "Disposal Plant")

                 All that lot consisting of approximately six (6) acres located in the SW 1/4 of Section 12, Township 20 North, Range 13 East, in Tulsa, Oklahoma, approximately one-half mile to the north of the above- described premises, on a portion of which there is situated a sanitary sewer disposal plant owned, as of the date of this Sublease, by the City of Tulsa, Oklahoma, together with such sewer line easements as may be required between the above-described premises and said lot and between said lot and Bird Creek, lying approximately two (2) miles to the North of said lot, which lot and easements, if leased by Lessor and subleased hereunder, shall be included in the term "Base Premises" except as the context may otherwise require;

                 (b) certain other buildings, improvements and fixtures, sometimes referred to in the Sublease as the "Improvements";

                 (c) a certain easement for the purpose of maintaining and operating a transit waste disposal line, together with the transit waste disposal line located thereon and all rights in connection therewith or appurtenant thereto; and

                 (d) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing.

                 The Sublease, as heretofore amended, is hereby further amended in the manner and to the extent as hereinafter set forth, effective as of the 1st day of December, 1982 as follows:

                 A. Section 2 is amended by deleting the first two sentences thereof and by substituting therefor the following:

         The term of this Sublease commenced on June 24, 1958 and shall, unless terminated prior thereto as herein provided, expire at 12:00 noon, Tulsa time, June 1, 2011.

                 B. Paragraph (a) of Section 3 is amended by deleting subparagraph (iii), (iv) and (v) thereof and by substituting therefor the following:

                 (iii) $46,350 per annum during the period commencing February 1, 1976 and ending January 31, 1983,

                 (iv) $92,700.00 per annum, (in advance) prorated if for less than one (1) year, during the period commencing on February 1, 1983 and ending January 31, 1988. Within one hundred eighty (180) days after the effective date of this Fifth Amendment to Sublease, the Base Premises as set forth in Article I hereof shall be appraised as improved without consideration for the structural improvements thereon. Said appraisal shall be termed the "Preliminary 1983 Base Appraisal". Lessor shall inform Lessee of the Preliminary 1983 Base Appraisal. Said appraisal shall become the "Final 1983 Base Appraisal" unless Lessee shall within thirty (30) days of receipt of said notice, notify Lessor in writing, that it does not concur with the Preliminary 1983 Base Appraisal. Concurrently with Lessee's objection to the Preliminary 1983 Base Appraisal, Lessee shall furnish to Lessor the name and address of a qualified appraiser for determining the value of the Base Premises as heretofore set forth. Thereafter, the two (2) appraisers, one (1) appointed each by Lessor and Lessee, shall select a third appraiser, and in the event of their failure to agree upon such third appraiser, either party may apply to the District Court of Tulsa County, Oklahoma, to appoint a qualified third appraiser. The three (3) appraisers so chosen shall determine the value of the Base Premises exclusive of the structural improvements thereon. Their appraisal shall thereupon be binding upon the parties hereto and be deemed the Final 1983 Base Appraisal. Thereafter, on or about November 1, 1987, Lessor shall again initiate an appraisal process which shall be conducted in the same manner as the 1983 appraisal. The final result of such appraisal shall be termed the "Final 1988 Base Appraisal".
         For the period February 1, 1988 through January 31, 1993, the annual land rental for the premises shall be determined by multiplying $92,700.00 by a fraction, the numerator of which is the final 1988 appraisal and the denominator of which is the final 1983 appraisal, provided, however, that for the period February 1, 1988 through January 31, 1990, the annual rental will not exceed $115,875.00. For the period February 1, 1990 through January 31, 1993, the annual land rental shall be an amount calculated by utilization of the formula heretofore set forth without regard to any limitation for the period February 1, 1988 through January 31, 1990. Commencing February 1, 1993 for the period through January 31, 1998, and for each succeeding five (5) year period, the annual rental shall be determined by multiplying $92,700.00 by a fraction the numerator of which is the Final Base Appraisal determined during the three (3) months immediately preceding such five (5) year period and the denominator of which is the 1983 Final Base Appraisal. All such appraisals shall be conducted in the same manner as the 1983 Base Appraisal and the 1988 Base Appraisal.

                 (v) In addition to the base rentals as set forth in subparagraph (iv) herein, there shall be payable February 1 of each year of the term hereof an Administrative fee in the sum of $8,000 or actual Administrative costs of Lessor, whichever is greater; provided however that the amount of $8,000 provided in this section shall be adjusted upward or downward by the percentage of upward or downward changes in the implicit price deflator index published by the U. S. Department of Commerce utilizing the calendar year 1983 as the base year.

                 C.       Section 3 is further amended by deleting subsections
         (aa) and (b) thereof and by substituting therefor the following:

                 (b) In addition to the payments contracted for in subsection 3(a) above, Lessee will pay Lessor, with respect to each Bond Year (as defined below), commencing on the first day of the month following the effective date of the Fifth Amendment to the Sublease and continuing until the Terminal Date (as defined below) additional rentals per annum equal to the Annual Principal and Interest Requirement (as defined below) for such Bond Year on (i) the Revenue Bonds, Series 1963, of Lessor (hereinafter referred to as the "Series 1963 Bonds") issued pursuant to the terms of the Bond Indenture (hereinafter referred to as the "Indenture"), dated May 1, 1963, between Lessor and the bond trustee (hereinafter referred to as the "Bank"), (ii) the Revenue Bonds, Series 1969, of Lessor (hereinafter referred to as the "Series 1969 Bonds") issued pursuant to the terms of the Indenture and the First Supplemental Bond Indenture, dated as of December 1, 1969 between Lessor and the Bank, (iii) the Revenue Bonds, Series 1971, of Lessor (hereinafter referred to as the "Series 1971 Bonds") issued pursuant to the terms of the Indenture and the Second Supplemental Bond Indenture, dated as of June 1, 1971, between Lessor and the Bank, and (iv) the Revenue Bonds, Series 1982A, of Lessor (hereinafter referred to as "Series 1982A Bonds") issued pursuant to the terms of the Indenture and the Third Supplemental Bond Indenture, dated as of December 1, 1982 between Lessor and Bank (the Indenture as amended and supplemented by such First Supplemental Bond Indenture, said Second Supplemental Bond Indenture and said Third Supplemental Bond Indenture is hereinafter referred to as the "Supplemented Indenture"). Such additional rentals shall be payable by Bond Periods (as defined below) in advance in equal monthly installments on the first day of each month in such Bond Period, so that there is paid during each Bond Period an amount equal to the Semiannual Principal and Interest Requirement (as defined below) for such Bond Period, provided that Lessee, if not then in default hereunder, may in any Bond Year beginning with the Bond Year commencing June 1, 1982 credit against the additional rentals provided for in this subsection (b):

                 (i) the amount of any balance transferred by the Bank pursuant to the terms of the Supplemented Indenture from any bond retirement fund established thereunder to any fund so established the moneys of which are to be used for the payment of principal of and interest and premium, if any, on the Series 1963 Bonds, the Series
         1969 Bonds, the Series 1971 Bonds or the Series 1982A Bonds (hereinafter collectively referred to as the "Bonds"), or any combination thereof, which credit shall be applied against the installment or installments of additional rentals provided for in this subsection (b) next coming due, if and to the extent that such credit would not result on the next succeeding June 1 or December 1, as the case may be, in the moneys in any such latter fund available therefor being insufficient to pay the interest and principal, if any, due on such June 1 or December 1 or to redeem Bonds on any such date to the extent required by the Supplemented Indenture, and

                 (ii) the amount of any credit determined pursuant to subsection 3(d).

                 The term "Bond Year" shall mean each period of twelve months beginning on June 1 during the period beginning June 1, 1982 and continuing until the Terminal Date. The term "Bond Period" shall mean each period of six months beginning on June 1 or December 1 during any Bond year. The term "Semiannual Principal and Interest Requirement" with respect to any Bond Period shall mean the interest on the Bonds accrued in such Bond Period plus any amount required on the December 1 or June 1, as the case may be, following such Bond Period on account of principal to pay the Bonds at the stated maturities thereof and on account of principal and premium, if any, to redeem or prepay the Bonds pursuant to any mandatory sinking fund or redemption requirement applicable thereto. The term "Annual Principal and Interest Requirement" with respect to any Bond Year shall mean the sum of the Semiannual Principal and Interest Requirements with respect to the Bond Periods comprising such Bond year. The Semiannual Principal and Interest Requirement for each Bond Period shall be determined as of the beginning of such Bond Period.

                 The term "Terminal Date" shall mean the first date on which the aggregate of all moneys held by the Bank in any bond reserve fund or otherwise under the Supplemented Indenture and then available for the payment of interest and premium, if any, on and principal of the Bonds shall equal or exceed the amount required to redeem or pay all the Bonds at the time outstanding (including principal, redemption premium, if any, and interest to their stated maturities or to the next date or dates on which such Bonds may be callable for redemption, whichever is the earlier).

                 D.       Section 3 is further amended by deleting subsection
(e) thereof without substitution therefore.

                 E.       A new Section 5B is inserted immediately following
Section 5A, as follows:

                 5B.      Construction, Acquisition or Installation of 1982A
Improvements.

                 The Series 1982A Bonds are being issued for the purpose of providing long-term financing for a portion of the cost of construction and installation at the Base, of additional facilities and equipment, including facilities and support equipment for the maintenance of the new Boeing 767 aircraft, and additional equipment, modifications and improvements to existing facilities. The cost of construction and installation of facilities will exceed the funds made available from the proceeds of the sale of the Series 1982A Bonds. Lessee presently intends to request Lessor to issue Additional Bonds under the Supplemented Indenture to finance such excess costs. In the event that such Additional Bonds are not sold or the proceeds of such Additional Bonds are not sufficient to pay the additional or excess costs, Lessee shall pay the cost of the facilities in excess of the funds available from the Series 1982A Bonds and any excess cost of that part of the 1982A improvements, not constituting personal property or equipment shall be paid promptly from time to time, by Lessee to the Bank upon receipt by Lessee of duplicate originals or certified copies of certificates of said architects that labor and material has been furnished and money due and owing therefore, and such excess cost of that part of the 1982A Improvements, constituting personal property and equipment shall be paid promptly, from time to time, by Lessee, to the Bank as soon as each item of such personal property and equipment is installed. Lessor and Lessee shall have the right to inspect the construction and installation of work contemplated hereby at all reasonable times and to inspect during regular business hours, all books, records, plans and specifications of the other party hereto and other data relating thereto or to the cost thereof. At such time as the 1982A Improvements are ready for use or occupancy, Lessor and Lessee shall deliver to the Bank (i) a certificate of Lessor, countersigned by such architects, stating that the 1982A Improvements are ready for use or occupancy by Lessee, stating the date on which such readiness occurred, setting forth in reasonable detail the final cost of the construction, acquisition or installation of the 1982A Improvements and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1982A Construction Fund (as defined in the Supplemented Indenture) to pay all such final costs in full; and (ii) a certificate of Lessee stating that the 1982A Improvements have been constructed, acquired and installed and are ready for use or occupancy by Lessee and stating the final costs of the construction, acquisition or installation of the 1982A Improvements and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1982A Construction Fund to pay all such final costs in full. In the event that certificates of Lessor and Lessee required to be delivered by clauses (i) and (ii) of this Section 5B shall not state therein that all final costs have been paid in full as promptly as practical after such time as all final costs of the construction, acquisition and installation of the 1982A Improvements shall have been paid in full, Lessor and Lessee shall each deliver to the Bank, a certificate to such effect. Lessee agrees that all work (including such construction, acquisition and installation) under any construction and acquisition contracts consented to by Lessor or such other agreements as undertaken by Lessee as Agent on behalf of Lessor, and the 1982A Improvements are the property of Lessor. Lessee agrees it will not enter into any amendment of any contract or such other agreements without the prior approval of the Lessor, which approval shall not be unreasonably withheld.

                 F. A new paragraph shall be added to Section 6 as follows:

                 The Lessee covenants and agrees that it will not take or authorize or permit any action within its control to be taken, and has not taken or authorized or permitted any action to be taken, which would result in interest paid on any of the Bonds issued under the Supplemented Indenture being included in gross income for purposes of Federal income taxation (other than Bonds held by a "substantial user" of the Leased Premises or a "related person", as such terms are defined in Section 103(b) of the Internal Revenue Code of 1954, as amended ). The Lessee hereby covenants and agrees that it will not cause or permit any of the proceeds of any of the Bonds issued under the Supplemented Indenture to be used or applied directly or indirectly in such manner as to render any such Bond an "arbitrage bond" as that term is defined in Section 103(c) of said Code. Without limiting the generality of the foregoing, the Lessee covenants it will not cause any use of the proceeds of any of the Bonds issued under the Supplemented Indenture to be made which, if such use had been reasonably expected on the date of issue of such Bonds, would have caused such Bonds to be "arbitrage bonds" within the meaning of said
         Section 103(c), and the Lessee shall comply with the requirements of the said Section 103(c) and any applicable regulations issued with respect thereto, as may be in force from time to time, throughout the term of such Bonds.

                 The Lessee further covenants and agrees that the proceeds of the Series 1982A Bonds will be applied such that the facilities financed from the proceeds of at least ninety percent (90%) of the Series 1982A Bonds will qualify as airport facilities within the meaning of Section 103(b) (4) (D) of the Internal Revenue Code of 1954, as amended, and application of the proceeds of the Series 1982A Bonds will not result in more than ten percent (10%) of the aggregate amount of expenditures from the 1982A Construction Fund at any time being used for a facility which would not be exempt under said Section 103(b) (4) (D) or for working capital or for property of a character not subject to the allowance for depreciation as prescribed in Section 103(b) (6) (A) of said Code. The Lessee will not cause or permit any plans and specifications for the facilities to be financed from the proceeds of the Series 1982A Bonds to be changed or revised, or such facilities to be operated, maintained, repaired or renovated, in a manner such that such facilities to be financed from the proceeds of at least ninety percent (90%) of the proceeds of the Series 1982A Bonds will not qualify as airport facilities within the meaning of
         Section 103(b) (4) (D) of the Code, or take any other action which would cause the loss of the exemption of interest on any Series 1982A Bonds from Federal income taxation.

                 G. The second paragraph of Section 9 is deleted in its entirety and the following paragraph is inserted in lieu thereof:

                 Lessor hereby assigns to Lessee effective upon completion of the 1982A Improvements and delivery of completion certificates as provided in Section 5, 5A and 5B hereof, all right, title and interest of Lessor in and to any and all warranties, express or implied, made to Lessor under, in the case of the 1982A Improvements and under any and all other construction or purchase contracts entered into by Lessor or otherwise accruing to the benefit of Lessor and pertaining to the Leased Property, together with the right to enforce the same for the benefit of Lessee, either in the name of Lessor or of Lessee or otherwise, and expressly subrogates Lessee to all of Lessor's rights of action and causes of action against the other parties to all such contracts. Lessee will indemnify Lessor against damage, loss or expense resulting from such enforcement and Lessee's efforts to enforce the same.

         H. Section 10 is hereby deleted in its entirety and the following new Section 10 is inserted in lieu thereof:

                 10. Insurance. Lessee, at its expense, shall keep (or cause to be kept) all of the Improvements insured against loss or damage (in excess of $100,000 in any one occurrence) by fire, lightning, tornado, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, sprinkler leakage, aircraft, vehicles, smoke, or, at the option of Lessor or Lessee, whichever at the time is responsible for such insurance, under policies with standard extended coverage endorsements, in amounts not less than 90% of the full insurable value of the Improvements in question when and if to the extent that war risk insurance can be procured at reasonable rates from the United States of America or an agency thereof, Lessee will also obtain at its expense such insurance on the Leased Property in an amount not less than 90% of the full insurable value thereof. All insurance proceeds in excess of $100,000 for any one loss shall be payable to Lessor or its designee. No such loss or damage shall in any way relieve Lessee of its obligation to make rental payments as specified in Section 3 hereof, except as otherwise expressly provided in Sections 11 and 12 hereof.

                 Lessee, at its expense, shall cause Lessor and Lessee to be insured, under policies no more restrictive than the standard form of comprehensive liability policy, against the claims of any and all persons, including employees and licenses of Lessee, for bodily injury (including wrongful death) and property damage in a sum of not less than $50,000,000 combined single limit for any one accident, occurring on the Leased Property, or incident to the operation of the Leased Property, including the construction of the Improvements. On or before September 30 of each year Lessee shall deliver to Lessor and the Bank a certificate, signed by two (2) officers of Lessee, one of whom shall be a Vice President, stating that as of the date of such certificate that the insurance evidenced by such certificates complies with the requirements of this Section 10.

                 All such insurance shall be effected under policies issued by insurers of recognized responsibility authorized to do business in Oklahoma. Certificates evidencing such insurance, in form satisfactory to Lessor and the Bank, shall, promptly after the issuance of such policies, be delivered by Lessee to Lessor and to the Bank. Such policies shall be non-cancellable except after at least thirty (30) days' written notice to Lessor, Lessee and the Bank.

                 I. Section 19 is hereby deleted in its entirety and the following new Section 19 (Use of Revenues; Compliance with Ground Lease.) is hereby inserted in lieu thereof.

                 Use of Revenues; Compliance with Ground Lease. All revenues derived by Lessor from rental of the Leased Property will either be used by Lessor for the operation, maintenance, development or improvement of Tulsa International Airport (formerly Tulsa Municipal Airport), or be paid by Lessor to the Trustees of the Tulsa Airports Improvement Trust (Airport Discretionary Account) for the operation, maintenance, development or improvement of the Tulsa Airports System, provided, however, that the portion of the basic rental payable pursuant to subparagraph (v) of paragraph 3(a) of Section 3, plus all other amounts payable under Subsection 3(a) of the Sublease shall be paid to Lessor to be held or expended by them free and clear of the lien of Supplemented Indenture; provided, however, that the amount of $8,000 provided in said subparagraph (v) shall be adjusted upward or downward by the percentage of upward or downward changes in the implicit price deflator index published by the U. S. Department of Commerce utilizing the calendar year 1983 as the base year, being such of the revenues derived from the Leased Property as are in excess of the amounts that would be due and accruing to the City of Tulsa under Lease dated January 10, 1946 between said City and Lessee, if said Lease were still in effect, may be pledged or assigned by Lessor to the Bank under the Supplemented Indenture providing for the issuance of the Series 1963 Bonds, Series 1969 Bonds, Series 1971 Bonds or Series 1982A Bonds, or otherwise pledged or assigned for airport revenue bond purposes. Lessor will pay or cause to be paid all rentals due under the Ground Lease and will comply with, or cause to be complied with, all other provisions of the Ground Lease. Lessor will, promptly on receipt of any notice from Lessor under the Ground Lease pertaining to said Lease, transmit a copy of said notice to Lessee.

                 J. (a) Section 1(b) is amended by inserting immediately after the words "Section 5 or Section 5A" the first time they appear in Section 1(b) the words "or Section 5B" and by inserting immediately after the words "Section 5 or said Section 5A" the second time they appear in Section 1(b) the words "or said Section 5B".

                 (b) Sections 4(a) and 8(a)(i)(2)(B) are amended by inserting immediately after the words "Section 5 or Section 5A" the words "or Section 5B".

             K. The Sublease is further amended by deleting the words "Series 1963 Bonds, Series 1969 Bonds and Series 1971 Bonds" in each place in which they appear and by substituting therefor the words "Series 1963 Bonds, Series 1969 Bonds, Series 1971 Bonds and Series 1982A Bonds" and by deleting the words "Series 1963 Bonds, Series 1969 Bonds or Series 1971 Bonds" where such words appear in Sections 9, 12 and 14 of the Sublease and by substituting therefor the words "Series 1963 Bonds, Series 1969 Bonds, Series 1971 Bonds or Series 1982A Bonds."

                                  ARTICLE II.

         On and after the date hereof, the term "Sublease" shall mean the Sublease dated as of June 24, 1958, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and this Fifth Amendment to the Sublease.

                                  ARTICLE III.

         Except as herein amended, the Sublease shall be and remain in full force and effect.

                                  ARTICLE IV.

         No trustee, director, officer or employee of either party hereto shall be held personally liable under or in connection with the execution or the terms or provisions or conditions of this Fifth Amendment to the Sublease.

                                        ARTICLE V.

         American hereby consents to the assignment by the Trustees of any and all of their right under the Sublease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and this Fifth Amendment to the Sublease to J. Henry Schroder Bank & Trust Company, New York, New York as successor Trustee under the 1963 Indenture as supplemented by the First Supplemental Bond Indenture, dated as of December 1, 1969, and the Second Supplemental Bond Indenture, dated as of June 1, 1971 and the Third Supplemental Bond Indenture dated as of December 1, 1982, each between the Trustees and J. Henry Schroder Bank & Trust Company of New York, New York and American agrees to comply with the provisions of such assignment to the extent applicable to it. Lessee specifically approves and consents to the terms and provisions of the Third Supplemental Bond Indenture, dates as of December 1, 1982.

         IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to the Sublease this 16th day of December, 1982.


                                   Lessor

                                   TRUSTEES OF THE TULSA MUNICIPAL
                                   AIRPORT TRUST



                                   /s/ J.W. BATES, JR.
                                   -------------------------------------------
                                   J. W. Bates, Jr. Chairman
ATTEST:


[ILLEGIBLE]
- ------------------------
Secretary


                                   Lessee

                                   AMERICAN AIRLINES, INC.


                             By:   [ILLEGIBLE]
                                   -------------------------------------------
                             Vice President Properties & Facilities (Acting)


ATTEST:


[ILLEGIBLE]
- ------------------------
Secretary

STATE OF OKLAHOMA,               )
                                 )     ss.
COUNTY OF TULSA  Section

                 The foregoing Fifth Amendment to the Sublease dates as of December 1, 1982, was acknowledged before me this 16th day of December, 1982 by
J. W. Bates, Jr., Chairman of the Trustees of the Tulsa Municipal Airport Trust, a public trust, on behalf of the Trust.

                 Subscribed and sworn to before me this 16th day of December, 1982.

                                       [ILLEGIBLE]
                                       ----------------------------------
                                       Notary Public

My commission expires:
April 15, 1986
- ----------------------

STATE OF TEXAS                   )
                                       ss.
COUNTY OF DALLAS                 )

Before me, Myrna King, a Notary Public in and for said State, on this 23rd day of December, 1982, personally appeared [illegible] to me known to be the identical person who prescribed the name of American Airlines, Inc. thereof to the foregoing instrument as its Vice President who being duly sworn, do depose and say that he resides at [illegible] that he is the Vice President of American Airlines, Inc., the corporation described herein for which executed the above instrument; that he knows the seal of said corporation; that said seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, in that he signed his name thereto by like order, and acknowledged to me that the same was his free and voluntary act and deed and the free and voluntary act and deed of such corporation for the use and purposes therein set forth.

       Subscribed and sworn to before me this 23rd day of December, 1982.

                                       /s/ MYRNA KING
                                       ----------------------------------
                                       Notary Public

My commission expires:
9/20/84
- ----------------------

                         MUTUAL RELEASE AND RESCISSION
                                     OF THE
                        SIXTH AMENDMENT TO THE SUBLEASE
                            DATED DECEMBER 15, 1982


         THIS Mutual Release and Rescission dated as of this 15th day of March, 1983, between the Trustees of the Tulsa Municipal Airport Trust ("Trustees"), a trust created and existing pursuant to the laws of the State of Oklahoma, and American Airlines, Inc., a Delaware corporation ("American"):

         WHEREAS, the Trustees and American heretofore entered into a Sixth Amendment to the Sublease, dated as of December 15, 1982 (the "December 15, 1982 Sixth Amendment to the Sublease"), in connection with amending and supplementing that certain Sublease dated as of June 24, 1958 between the Trustees and American, duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 2877 at page 550 et seq. on June 27, 1958 as subsequently amended and supplemented, which December 15, 1982 Sixth Amendment to Sublease provided for the lease of certain additional improvements and equipment at the Base Premises leased to American under such Sublease, and the payment of additional rentals by American sufficient to provide for the payment of the proposed $28,500,000 principal amount of "Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds, Series 1982B", to be dated as of December 15, 1982 (the "Series 1982B Bonds");

         WHEREAS, the December 15, 1982 Sixth Amendment to the Sublease covers the following property in Tulsa County, State of Oklahoma, set forth in Exhibit "A", attached hereto, and incorporated by reference as if set forth herein;

         WHEREAS, the December 15, 1982 Sixth Amendment to the Sublease was duly recorded on December 29, 1982 in Book 4659 at page 73 et seq. of the records of the County Clerk of the County of Tulsa and State of Oklahoma; and

         WHEREAS, none of the Series 1982B Bonds have been issued or delivered; and

         WHEREAS, the Trustees and American now desire to enter into a new Amendment to Sublease for the lease of certain additional improvements and equipment at the Base Premises leased to American under the Sublease, and in contemplation thereof to release and rescind the December 15, 1982 Sixth Amendment to the Sublease;

         NOW, THEREFORE, the Trustees and American by these presents hereby mutually release and rescind the December 15, 1982 Sixth Amendment to the Sublease from this day forth.

Said Sublease covers the property in Tulsa County, State of Oklahoma, as set forth in Exhibit "A", attached hereto.

         IN WITNESS WHEREOF, the parties have executed this Mutual Release and Rescission of the December 15, 1982 Sixth Amendment to the Sublease on the day and year first above written.

                                       LESSOR

                                       TRUSTEES OF THE TULSA MUNICIPAL
                                       AIRPORT TRUST


                                       /s/ J. W. BATES
                                       ----------------------------------------
                                           J. W. Bates, Jr. Chairman


ATTEST:


/s/ [ILLEGIBLE]
- ------------------------------
Secretary

                                       LESSEE

                                       AMERICAN AIRLINES, INC.



                                       By /s/ RICHARD B. JAMISON
                                         --------------------------------------
                                              Richard B. Jamison

                                         Vice President-Properties & Facilities
                                         --------------------------------------
                                         Title


ATTEST:


/s/ [ILLEGIBLE]
- ------------------------------
Assistant Secretary

STATE OF OKLAHOMA  )
                   ) ss.
COUNTY OF TULSA    )

         The foregoing Mutual Release and Rescission of the Sixth Amendment to the Sublease dated December 15, 1982, was acknowledged before me this 29th day of March, 183 by J. W. BATES, JR., Chairman of the Trustees of the Tulsa Municipal Airport Trust, a public trust, on behalf of the Trust.

         Subscribed and sworn to before me this 29th day of March, 1983.


                                           /s/ PAULA S. HALLAN
                                           ------------------------------------
                                               Paula S. Hallan
                                               Notary Public

My Commission Expires:

April 25, 1986
- ------------------------------

STATE OF TEXAS     )
                   )  ss.
COUNTY OF DALLAS   )

         Before me, Kathleen A. Ashley, a Notary Public in and for said State on this 30th day of March, 1983, personally appeared RICHARD B. JAMISON, to me known to be the identical person who prescribed the name of American Airlines, Inc. thereof to the foregoing instrument as its V.P. Prop. & Fac., who being by me duly sworn, does depose and say that he resides at ________________________; that he is the V.P. Prop. & Fac. of American Airlines, Inc., the corporation described herein for which executed the above instrument; that he knows the seal of said corporation; that said seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, in that he signed his name thereto by like order, and acknowledged to me that the same was his free and voluntary act and deed and the free and voluntary act and deed of such corporation for the use and purposes therein set forth.

         Subscribed and sworn to before me this 30th day of March, 1983.


                                            /s/ KATHLEEN A. ASHLEY
                                            -----------------------------------
                                                Notary Public

My Commission Expires:
7/21/84
- ------------------------------

                                 EXHIBIT "A"



         (a) The following premises as revised by mutual agreement of the parties hereto, (hereinafter sometimes called the "Base Premises") which Lessor leases pursuant to the Lease dated August 6, 1957, as amended, and pursuant to the Leases dated March 29, 1968 and July 31, 1969, in each case from the City of Tulsa to Lessor (such leases being hereinafter collectively called the "Ground Lease") being 244.75 acres, more or less, bounded and described as follows:

   A tract of land in Sections 13 and 24, Township 20 North, Range 13 East, Tulsa County, Oklahoma;

   Commencing at the Northeast Corner of Section 24; Thence S 00 degrees -01' -42" W, along the East line of said Section, a distance of 1320.00 feet; Thence N 76 degrees -01 -30" W a distance of 51.53 feet to the Point of Beginning;

         Thence N 76 degrees -01' -30" W a distance of 51.53; Thence S 00 degrees -01' -42" E a distance of 64.93; Thence S 89 degrees -58' -18" W a distance of 2490.00; Thence N 16 degrees -23' -59" W a distance of 998.78; Thence N 2 degrees -54' -49" E a distance of 3050.00; Thence S 89 degrees -51' -46" E a distance of 37.97; Thence S 00 degrees -47' -20" E a distance of 350.00; Thence S 89 degrees -30' -35" E a distance of 247.72; Thence N 13 degrees -48' -11" E a distance of 361.67; Thence S 89 degrees -51' -16" E a distance of 1017.66; Thence S 00 degrees -01' -14" E a distance of 100.00; Thence S 89 degrees -51' -16" E a distance of 1270.77; Thence S 00 degrees -01' -24" E a distance of 285.87; Thence S 11 degrees -16' -36" W a distance of 51.03; Thence S 00 degrees -01' -24" E a distance of 430.10; Thence S 44 degrees -58' -36" W a distance of 42.43; Thence S 00 degrees -10' -24" E a distance of 50.00; Thence S 45 degrees -01' -24" E a distance of 42.43; Thence S 00 degrees -01' -24" E a distance of 359.90; Thence S 11 degrees -20' -24" E a distance of 50.96; Thence S 00 degrees -01' -24" E a distance of 700.00; Thence S 11 degrees -16' -36" W a distance of 50.03; Thence S 00 degrees -01' -24" E a distance of 450.00; Thence S 44 degrees -58' -36" W a distance of 70.71; Thence N 89 degrees -53' -37" W a distance of 10.90; Thence S 45 degrees -01' -42" E a distance of 100.27; Thence S 11 degrees -01' -42" E a distance of 1236.92;

         To the Point of Beginning,

   and at the option of Lessee, exercisable by written notice to Lessor in the event that Lessor shall obtain a leasehold interest therein, the following land and the improvements thereon (herein sometimes called the "Disposal Plant")

         All that lot consisting of approximately six (6) acres located in the SW 1/4 of Section 12, Township 20 North, Range 13 East, in Tulsa, Oklahoma, approximately one-half mile to the north of the above-described premises, on a portion of which there is situated a sanitary sewer disposal plant owned, as of the date of this Sublease, by the City of Tulsa, Oklahoma, together with such sewer line easements as may be required between the above-described premises and said lot and between said lot and Bird Creek, lying approximately two
         (2) miles to the North of said lot,

   which lot and easements, if leased by Lessor and subleased hereunder, shall be included in the term "Base Premises" except as the context may otherwise require;

         (b) certain other buildings, improvements and fixtures, sometimes referred to in the Sublease as the "Improvements";

         (c) a certain easement for the purpose of maintaining and operating a transit waste disposal line, together with the transit waste disposal line located thereon and all rights in connection therewith or appurtenant thereto; and

         (d) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing.






                                  EXHIBIT "A"

                                                              STATE OF OKLAHOMA
                                                                TULSA COUNTY
                                                              FILED OR RECORDED
                                                            1983 APR -5 PM 12:57
                                                                 ANITA NESBITT
                                                                 COUNTY CLERK



- --------------------------------------------------------------------------------

                        SIXTH AMENDMENT TO THE SUBLEASE


                                 BY AND BETWEEN


                 TRUSTEES OF THE TULSA MUNICIPAL AIRPORT TRUST

                                      AND


                            AMERICAN AIRLINES, INC.


                           DATED AS OF APRIL 1, 1983


- --------------------------------------------------------------------------------

                        SIXTH AMENDMENT TO THE SUBLEASE

                 This Agreement, dated as of the first day of April, 1983, by and between the Trustees of the Tulsa Municipal Airport Trust (hereinafter the "Trustees"), such Trust having been created and existing pursuant to the laws of the State of Oklahoma, and American Airlines, Inc., a Delaware corporation (hereinafter "American"),

                              W I T N E S S E T H:

                 WHEREAS, the Trustees have heretofore entered into a Sixth Amendment to the Sublease dated as of December 15, 1982 (the "Sixth Amendment to the Sublease"), in connection with amending and supplementing that certain Sublease dated as of June 24, 1958 between the Trustees and American, duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 2877 at Page 550 et seq. on June 27, 1958 as subsequently amended and supplemented, which Sixth Amendment to Sublease provided for the lease of certain additional improvements and equipment at the Base Premises leased to American under such Sublease, and the payment of additional rentals by American sufficient to provide for the payment of the proposed issuance by the Trustees of $28,500,000 principal amount of "Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds, Series 1982B", to be dated as of December 15, 1982 (the "Series 1982B Bonds");

                 WHEREAS, the Sixth Amendment to the Sublease was duly recorded on December 29, 1982 in Book 4659 at page 73 et seq. of the records of the County Clerk of the County of Tulsa, State of Oklahoma; and


                 WHEREAS, none of the 1982B Bonds have been issued or delivered; and


                 WHEREAS, the Trustees and American have mutually released and rescinded said Sixth Amendment to Sublease as of the ________ day of March, 1983, duly recorded on ________, 1983 in Book _____ at page _____ et seq. of the records of the County Clerk of the County of Tulsa, State of Oklahoma; and

                 WHEREAS, the Trustees and American now desire to enter into a new Sixth Amendment to the Sublease for the lease of certain additional improvements and equipment at the Base Premises leased to American under the Sublease, and in contemplation thereof to release and rescind the Sixth Amendment to the Sublease; and

                 NOW THEREFORE, for and in consideration of the mutual promises, terms conditions and covenants herein contained, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                 The Sublease, dated as of June 24, 1958, (hereinafter the "Sublease"), by and between the then Trustees of the Tulsa Municipal Airport Trust (the Trustees and all predecessor and successor Trustees of the Tulsa Municipal Airport Trust hereinafter "Trustees"), as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3905, Pages 1610-1637 on October 16, 1969), as amended by the First Amendment to Sublease (hereinafter the "First Amendment"), dated as of May 1, 1963, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3341, Page 200, on May 16, 1963, as Exhibit A to the Bond Indenture dated as of May 1, 1963, between the Trustees and Morgan Guaranty Trust Company of New York, in New York, New York, as bond trustee (such trustee being succeeded by J. Henry Schroder Bank & Trust Company, in New York, New York)), pursuant to which the Revenue Bonds, Series 1963, of such Trustees were issued, and as further amended by the Second Amendment to the Sublease (hereinafter the "Second Amendment"), dated as of December 1, 1969, by and between the Trustees, as Lessor and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 3912, Page 642 on December 22, 1969) and as further amended by the Third Amendment to the Sublease

(hereinafter the "Third Amendment") dated as of the 1st day of June, 1971, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3992, Page 419 on November 8, 1971) and as further amended by the Fourth Amendment to the Sublease (hereinafter "Fourth Amendment"), dated as of the 9th day of September, 1974, by and between the Trustees, as Lessor, and American as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4958, Page 108 on December 22, 1982, and as further amended by the Fifth Amendment to the Sublease (hereinafter "Fifth Amendment") dated as of the 1st day of December, 1982, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4658, Page 2225 on December 28, 1982). Said Sublease, as so amended, covers the following property in Tulsa County, Oklahoma:

                 (a) The following premises as revised by mutual agreement of the parties hereto, (hereinafter sometimes called the "Base Premises") which Lessor leases pursuant to the Lease dated August 6, 1957, as amended, and pursuant to the Leases dated March 29, 1968 and July 31, 1969, in each case from the City of Tulsa to Lessor (such leases being hereinafter collectively called the "Ground Lease") being 244.75 acres, more or less, bounded and described as follows:

         A tract of land in Sections 13 and 24, Township 20 North, Range 13 East, Tulsa County, Oklahoma;

         Commencing at the Northeast Corner of Section 24; Thence S 00 degrees -01'-42" W, along the East line of said Section, a distance of 1320.00 feet; Thence N 76 degrees -01'-30" W a distance of 51.53 feet to the Point of Beginning;

                 Thence N 76 degrees -01'-30" W a distance of 51.53; Thence S 00 degrees -01'-42" E a distance of 64.93; Thence S 89 degrees -58'-18" W a distance of 2490.00; Thence N 16 degrees -23'-59" W a distance of 998.78; Thence N 2 degrees -54'-49" E a distance of 3050.00; Thence S 89 degrees -51'-46" E a distance of 37.97; Thence S 00 degrees -47'-20" E a distance of 350.00; Thence S 89 degrees -30'-35" E a distance of 247.72; Thence N 13 degrees -48'-11" E a distance of 361.67; Thence S 89 degrees -51'-16" E a distance of 1017.66; Thence S 00 degrees -01'-14" E a distance of 100.00; Thence S 89 degrees -51'-16" E a distance of 1270.77; Thence S 00 degrees -01'-24" E a distance of 285.87; Thence S 11 degrees -16'-36" W a distance of 51.03; Thence S 00 degrees -01'-24" E a distance of 430.10; Thence S 44 degrees -58'-36" W a distance of 42.43; Thence S 00 degrees -10'-24" E a distance of 50.00; Thence S 45 degrees -01'-24" E a distance of 42.43; Thence S 00 degrees -01'-24" E a distance of 359.90; Thence S 11 degrees -20'-24" E a distance of 50.96; Thence S 00 degrees -01'-24" E a distance of 700.00; Thence S 11 degrees -16'-36" W a distance of 50.03; Thence S 00 degrees -01'-24" E a distance of 450.00; Thence S 44 degrees -58'-36" W a distance of 70.71; Thence N 89 degrees -53'-37" W a distance of 10.90; Thence S 45 degrees -01'-42" E a distance of 100.27; Thence S 11 degrees -01'-42" E a distance of 1236.92;

         To the Point of Beginning,

         and at the option of Lessee, exercisable by written notice to Lessor in the event that Lessor shall obtain a leasehold interest therein, the following land and the improvements thereon (herein sometimes called the "Disposal Plant")

                 All that lot consisting of approximately six (6) acres located in the SW 1/4 of Section 12, Township 20 North, Range 13 East, in Tulsa, Oklahoma, approximately one-half mile to the north of the above-described premises, on a portion of which there is situated a sanitary sewer disposal plant owned, as of the date of this Sublease, by the City of Tulsa, Oklahoma, together with such sewer line easements as may be required between the above-described premises and said lot and between said lot and Bird Creek, lying approximately two (2) miles to the North of said lot, which lot and easements, if leased by Lessor and subleased hereunder, shall be included in the term "Base Premises" except as the context may otherwise require;

                 (b) certain other buildings, improvements and fixtures, sometimes referred to in the Sublease as the "Improvements"; and

                 (c) a certain easement for the purpose of maintaining and operating a transit waste disposal line, located thereon and all rights in connection therewith or appurtenant thereto; and

                 (d) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing.

                 The Sublease, as heretofore amended, is hereby further amended in the manner and to the extent as hereinafter set forth, effective as of the 1st day of April, 1983, as follows:

                 A. Section 3 is amended by deleting subsection (b) thereof and by substituting therefor the following:

                 (b) In addition to the payments contracted for in subsections 3(a) and 3(aa) above, Lessee will pay Lessor, with respect to each Bond Year (as defined below), commencing on the first day of the month following the effective date of the Sixth Amendment to the Sublease and continuing until the Terminal Date (as defined below) additional rentals per annum equal to the Annual Principal and Interest Requirement (as defined below) for such Bond Year on (i) the Revenue Bonds, Series 1963, of Lessor (hereinafter referred to as the "Series 1963 Bonds") issued pursuant to the terms of the Bond Indenture (hereinafter referred to as the "Indenture"), dated May 1, 1963 between Lessor and the bond trustee (hereinafter referred to as the "Bank"),
         (ii) the Revenue Bonds, Series, 1969, of Lessor (hereinafter referred to as the "Series 1969 Bonds") issued pursuant to the terms of the Indenture and the First Supplemental Bond Indenture, dated as of December 1, 1969 between Lessor and the Bank, (iii) the Revenue Bonds, Series 1971, of Lessor (hereinafter referred to as the "Series 1971 Bonds") issued pursuant to the terms of the Indenture and the Second Supplemental Bond Indenture, dated as of June 1, 1971, between Lessor and the Bank, (iv) the Revenue Bonds, Series 1982A, of Lessor (hereinafter referred to as "Series 1982A Bonds") issued pursuant to the terms of the Indenture and the Third Supplemental Bond Indenture, dated as of December 1, 1982 between Lessor and Bank and

         (v) the Revenue Bonds, Series 1983, of Lessor (hereinafter referred to as "Series 1983 Bonds") issued pursuant to the terms of the Fourth Supplemental Bond Indenture, dated as of April 1, 1983 between Lessor and Bank (the Indenture as supplemented and amended by said First Supplemental Bond Indenture, said Second Supplemental Bond Indenture, said Third Supplemental Bond Indenture, and said Fourth Supplemental Bond Indenture is hereinafter referred to as the "Supplemented Indenture"). Such additional rentals shall be payable by Bond Periods (as defined below) in advance in equal monthly installments on the first day of each month in such Bond Period, so that there is paid during each Bond Period an amount equal to the Semiannual Principal and Interest Requirement (as defined below) for such Bond Period, provided that Lessee, if not then in default hereunder, may in any Bond Year beginning with the Bond Year commencing June 1, 1982 credit against the additional rentals provided for in this subsection (b):

                 (i) the amount of any balance transferred by the Bank pursuant to the terms of the Supplemented Indenture from any bond retirement fund established thereunder to any fund so established the moneys of which are to be used for the payment of principal of and interest and premium, if any, on the Series 1963 Bonds, the Series 1969 Bonds, the Series 1971 Bonds, the Series 1982A Bonds or the Series 1983 Bonds (hereinafter collectively referred to as the "Bonds"), or any combination thereof, which credit shall be applied against the installment or installments of additional rentals provided for in this subsection (b) next coming due, if and to the extent that such credit would not result on the next succeeding June 1 or December 1, as the case may be, in the moneys in any such latter fund available therefor being insufficient to pay the interest and principal, if any, due on such June 1 or December 1 or to redeem Bonds on any such date to the extent required by the Supplemented Indenture, and

                 (ii) the amount of any credit determined pursuant to subsection 3(d).

                 The term "Bond Year" shall mean each period of twelve months beginning on June 1 during the period beginning June 1, 198_ and continuing until the Terminal Date. The term "Bond Period" shall mean each period of six months beginning on June 1 or December 1 during any Bond Year. The term "Semiannual Principal and Interest Requirement" with respect to any Bond Period shall mean the interest on the Bonds accrued in such Bond Period plus any amount required on the December 1 or June 1, as the case may be, following such Bond Period on account of principal to pay the Bonds at the stated maturities thereof and on account of principal and premium, if any, to redeem or prepay the Bonds pursuant to any mandatory sinking fund or redemption requirement applicable thereto. The term "Annual Principal and Interest Requirement" with respect to any Bond Year shall mean the sum of the Semiannual Principal and Interest Requirements with respect to the Bond Periods comprising such Bond Year. The Semiannual Principal and Interest Requirement for each Bond Period shall be determined as of the beginning of such Bond Period.

                 The term "Terminal Date" shall mean the first date on which the aggregate of all moneys held by the Bank in any bond reserve fund or otherwise under the Supplemented Indenture and then available for the payment of interest and premium, if any, on and principal of the Bonds shall equal or exceed the amount required to redeem or pay all the Bonds at the time outstanding (including principal, redemption premium, if any, and interest to their stated maturities or the next date or dates on which such Bonds may be callable for redemption, whichever is the earlier).

                 Pursuant to the Fourth Supplemental Bond Indenture providing for the issuance of the Series 1983 Bonds the Lessor has reserved the right to permanently establish the rate of interest on the Series 1983 Bonds for the balance of the term thereof (the "Permanent Interest Rate"). In consideration of the rentals paid by Lessee hereunder the Lessor hereby grants to Lessee the right to direct the Lessor to exercise the right to establish the Permanent Interest Rate. Such direction must be made by notice in writing to the Lessor, the Bank and the Purchasing Trustee under the Bond Purchase Trust Agreement hereinafter mentioned not later than the forty-fifth (45th) day preceding the effective date of the Permanent Interest Rate specifying the date the Permanent Interest Rate shall be determined (which shall not be less than five (5) business days prior to the effective date thereof) and setting forth the effective date thereof (which shall be the first business day of a calendar month). Such direction shall be accompanied by an opinion of nationally recognized bond counsel acceptable to the Lessor stating that such establishment of a Permanent Interest Rate is authorized or permitted by the Supplemented Indenture, and that establishment of a Permanent Interest Rate will not adversely affect the exemption of the interest on the Series 1983 Bonds from federal income taxation.

                 The Lessee has entered into a Bond Purchase Trust Agreement dated as of April 1, 1983 between itself, J. Henry Schroder Bank & Trust Company, in its separate corporate capacity as Purchasing Trustee thereunder and not as the Bank, and E. F. Hutton & Company Inc., for the benefit of the holders of the Series 1983 Bonds. Pursuant to such agreement Lessee has, subject to the terms and conditions provided therein, provided the holders of the Series 1983 Bonds certain rights and benefits. Lessee hereby covenants and agrees that it will enter into the aforesaid Bond Purchase Trust Agreement and shall comply with the terms and provisions thereof and perform all of its duties and obligations thereunder. In order to inform holders of the Series 1983 Bonds of the rights provided them under the aforesaid Bond Purchase Trust Agreement, Lessor agrees to provide a summary of the rights, terms and conditions provided in such agreement in the forms of the Series 1983 Bonds. However, it is expressly understood that the rights provided to holders of the Series 1983 Bonds under the aforesaid Bond Purchase Trust Agreement do not constitute and shall not be deemed to constitute rights of such holders under the Indenture, as amended and supplemented, or under such Series 1983 Bonds.

                 B. A new Section 5C is inserted immediately following Section 5B, as follows:

                 5C. Construction, Acquisition or Installation of 1983 Improvements.

                 The Series 1983 Bonds are being issued for the purpose of providing long-term financing for a portion of the cost of construction and installation at the Base, of additional facilities and equipment, including facilities and support equipment for the maintenance of the new Boeing 767 aircraft, and additional equipment, modifications and improvements to existing facilities. The cost of construction and installation of facilities may exceed the funds made available from the proceeds of the sale of the Series 1983 Bonds. The Lessee shall develop plans and specifications for such additional facilities and equipment and for such purpose may retain, subject to the written approval of the Lessor, an architect or firm of architects (which may be staff of the Lessee) (all improvements and equipment constructed, acquired or installed pursuant to such plans and specifications being hereinafter referred to as the "1983 Improvements"). In the event that the proceeds of the Series 1983 Bonds are not sufficient to pay the additional or excess costs, Lessee shall pay the cost of the facilities in excess of the funds available from the Series 1983 Bonds and any excess cost of that part of the 1983 Improvements, not constituting personal property or equipment, shall be paid promptly from time to time, by Lessee to the Bank upon receipt by Lessee of duplicate originals or certified copies of certificates of said architects that labor and material has been furnished and money due and owing therefore, and such excess cost of that part of the 1983 Improvements, constituting personal property and equipment shall be paid promptly, from time to time, by Lessee, to the Bank as soon as each item of such personal property and equipment is installed. Lessor and Lessee shall have the right to inspect the construction and installation of work contemplated hereby at all reasonable times and to inspect during regular business hours, all books, records, plans and specifications of the other party hereto and other data relating thereto or to the cost thereof. At such time as the 1983 Improvements are ready for use or occupancy, Lessor and Lessee shall deliver to the Bank (i) a certificate of Lessor, countersigned by such architects, stating that the 1983 Improvements are ready for use or occupancy by Lessee, stating the date on which such readiness occurred, setting forth in reasonable detail the final cost of the construction, acquisition or installation of the 1983 Improvements and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1983 Construction Fund (as defined in the Supplemented Indenture) to pay all such final costs in full; and (ii) a certificate of Lessee stating that the 1983 Improvements have been constructed, acquired and installed and are ready for use or occupancy by Lessee and stating the final costs of the construction, acquisition or installation of the 1983 Improvements and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1983 Construction Fund to pay all such final costs in full. In the event the Lessee determines that all or part of the construction and installation of the work contemplated hereby is not required then, notwithstanding the foregoing, in lieu of the certificates required by clauses (i) and (ii) of the preceding sentence of this Section 5C the Lessee shall deliver to the Lessor and the Bank a certificate stating that by proper corporate action the Lessee has determined that all or part of the 1983 Improvements are not required; setting forth those portions of the 1983 Improvements to which such determination applies; stating that the portion of the 1983 Improvements which have been or will be constructed, acquired or installed and the date such portion of the 1983 Improvements are expected to be ready for use and occupancy by the Lessee; stating the final cost of the construction, acquisition and installation of that portion of the 1983 Improvements completed or to be completed, and stating that such final costs have been paid in full, or in the event that such final costs have not been paid in full, the amount to be retained in the 1983 Construction Fund to pay all such final costs in full; stating that the construction, acquisition and installation of that portion of the 1983 Improvements completed or to be completed will not impair the operation of the Base as a complete integral function unit; and evidencing the concurrence of the aforesaid architect with respect to the matters set forth in such certificate (except such architect need not concur with respect to that portion of the certificate relating to the corporate action making the determination that all or part of the 1983 Improvements are not required). In the event that certificates of Lessor and Lessee required to be delivered by clauses (i) and (ii) of the sixth sentence of this Section 5C or the certificate issued in lieu of such certificates required to be delivered by the seventh sentence of this Section 5C shall not state therein that all final costs have been paid in full, as promptly as practical after such time as all final costs of the construction, acquisition and installation of the 1983 Improvements shall have been paid in full, Lessor and Lessee shall each deliver to the Bank, a certificate to such effect. Lessee agrees that all work (including such construction, acquisition and installation) under any construction and acquisition contracts consented to by Lessor or such other agreements as undertaken by Lessee as Agent on behalf of Lessor, the 1983 Improvements are the property of Lessor. Lessee agrees it will not enter into any amendment of any contract or such other agreements without the prior approval of the Lessor, which approval shall not be unreasonably withheld.

                 C. A new paragraph shall be added to Section 6 as follows:

                 The Lessee covenants and agrees that the proceeds of the Series 1983 Bonds will be applied such that the facilities financed from the proceeds of at least ninety percent (90%) of the Series 1983 Bonds will qualify as airport facilities within the meaning of Section 103(b)(4)(D) of the Internal Revenue Code of 1954, as amended, and application of the proceeds of the Series 1983 Bonds will not result in more than ten percent (10%) of the aggregate amount of expenditures from the 1983 Construction Fund at any time being used for a facility which would not be exempt under said Section 103(b)(4)(D) or for working capital or for property of a character not subject to the allowance for depreciation as prescribed in Section 103(b)(6)(A) of said Code. The Lessee will not cause or permit any plans and specifications for the facilities to be financed from the proceeds of the Series 1983 Bonds to be changed or revised, or such facilities to be operated, maintained, repaired or renovated, in a manner such that such facilities to be financed from the proceeds of at least ninety percent (90%) of the proceeds of the Series 1983 Bonds will not qualify as airport facilities within the meaning of Section 103(b)(4)(D) of the Code, or take any other action which would cause the loss of the exemption of interest on any Series 1983 Bonds from federal income taxation.

                 D. The second paragraph of Section 9 is deleted in its entirety and the following paragraph is inserted in lieu thereof;

                 Lessor hereby assigns to Lessee effective upon completion of the 1983 Improvements and delivery of completion certificates as provided in Section 4, 4A, 5B and 5C hereof, all right, title and interest of Lessor in and to any and all warranties, express or implied, made to Lessor under, in the case of the 1983 Improvements and under any and all other construction or purchase contracts entered into by Lessor or otherwise accruing to the benefit of Lessor and pertaining to the Leased Property, together with the right to enforce the same for the benefit of Lessee and pertaining to the Leased Property, together with the right to enforce the same for the benefit of Lessee, either in the name of Lessor or Lessee or otherwise, and expressly subrogates Lessee to all of Lessor's rights of action and causes of action against the other parties to all such contracts. Lessee will indemnify Lessor against damage, loss or expense resulting from such enforcement and Lessee's efforts to enforce the same.

                 E. (a) Section 1(b) is amended by inserting immediately after the words "Section 5 or Section 5A or Section 5B" the first time they appear in
Section 1(b) the words "or Section 5C" and by inserting immediately after words "Section 5, Section 5A or said Section 5B" the second time they appear in
Section 1(b) the words "or said Section 5C".

                    (b) Sections 4(a) and 8(a)(i)(2)(B) are amended by inserting immediately after the words "Section 5, Section 5A or Section 5B" the words "or Section 5C".

                 F. The Sublease is further amended by deleting the words "Series 1963 Bonds, Series 1969 Bonds, Series 1971 Bonds and Series 1982A Bonds" in each place in which they appear and by substituting therefor the words "Series 1963 Bonds, Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds and Series 1983 Bonds" and by deleting the words "Series 1963 Bonds, Series 1969 Bonds, Series 1971 Bonds or Series 1982A Bonds" where such words appear in Sections 9, 12 and 14 of the Sublease and by substituting therefor the words "Series 1963 Bonds, Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds or Series 1983 Bonds."

                                   ARTICLE II

                 On and after the date hereof, the term "Sublease" shall mean the Sublease dated as of June 24, 1958, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, the Fifth Amendment and this Sixth Amendment to the Sublease.

                                  ARTICLE III

                 Except as herein amended, the Sublease shall be and remain in full force and effect.

                                   ARTICLE IV

                 No trustee, director, officer or employee of either party hereto shall be held personally liable under or in connection with the execution of the terms or provisions or conditions of this Sixth Amendment to the Sublease.

                                   ARTICLE V

                 American hereby consents to the assignment by the Trustees of any and all of their right under the Sublease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and this Sixth Amendment to the Sublease to J. Henry Schroder Bank & Trust Company, New York, New York as successor Trustee under the 1963 Indenture as supplemented by the First Supplemental Bond Indenture, dated as of December 1, 1969, the Second Supplemental Bond Indenture, dated as of June 1, 1971, the Third Supplemental Bond Indenture dated as of December 1, 1982 and the Fourth Supplemental Bond Indenture dated as of April 1, 1983, each between the Trustees and J. Henry Schroder Bank & Trust Company of New York, New York and American agrees to comply with the provisions of such assignment to the extent applicable to it. Lessee specifically approves and consents to the terms and provisions of the Fourth Supplemental Bond Indenture, dated as of April 1, 1983.

                 IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment to the Sublease this 29th day of March, 1983.

                                        LESSOR

                                        TRUSTEES OF THE TULSA MUNICIPAL
                                        AIRPORT TRUST

                                        [ILLEGIBLE]
                                        -----------------------------------
                                        J. W. BATES, Jr., Chairman

ATTEST:


/s/ J. RICHARD STUDENNY
- -----------------------------------
Secretary

                                        LESSEE

                                        AMERICAN AIRLINES, INC.


                                      By /s/ RICHARD B. JAMISON
                                        -----------------------------------

                                        Vice President-Properties & Facilities
                                        -----------------------------------
                                        Title

ATTEST:


/s/ [ILLEGIBLE]
- -----------------------------------
Asst. Secretary

STATE OF OKLAHOMA  )
                   ) ss.
COUNTY OF TULSA    )

                 The foregoing Sixth Amendment to the Sublease dated as of April 1, 1983, was acknowledged before me this 29th day of March, 1983 by J. W. BATES, JR., Chairman of the Trustees of the Tulsa Municipal Airport Trust, a public trust, on behalf of the Trust.

                 Subscribed and sworn to before me this 29th day of March, 1983.

                                        /s/ PAULA S. HOLLAN
                                        -----------------------------------
                                        Notary Public

My Commission Expires:

April 15, 1986
- --------------------



STATE OF TEXAS     )
                   ) ss.
COUNTY OF DALLAS   )

                 Before me Kathleen A. Ashley, a Notary Public in and for said State, this 30th day of March, 1983, personally appeared Richard B. Jamison, to me known to be the identical person who prescribed the name of American Airlines Inc. thereof to the foregoing instrument as its Vice President-Properties & Facilities, who being by me duly sworn, does depose and say that he resides at ________________________; that he is the Vice President-Properties & Facilities, of American Airlines, Inc., the corporation described herein for which executed the above instrument; that he knows the seal of said corporation; that said seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, in that he signed his name thereto by like order, and acknowledged to me that the same was his free and voluntary act and deed and the free and voluntary act and deed of such corporation for the use and purposes therein set forth.

                 Subscribed and sworn to before me this 30th day of March, 1983.

                                        /s/ KATHLEEN A. ASHLEY
                                        -----------------------------------
                                        Notary Public

My Commission Expires:

     7/21/84
- --------------------

                                                             STATE OF OKLAHOMA
                                                                TULSA COUNTY
                                                             FILED OR RECORDED
                                                           1985 DEC -3 AM 11: 19
                                                                     SJ
                                                                JOAN HASTINGS
                                                             TULSA COUNTY CLERK



                                                                  EXECUTION COPY

- --------------------------------------------------------------------------------
                         SEVENTH AMENDMENT TO SUBLEASE

                                 BY AND BETWEEN

                 THE TRUSTEES OF TULSA MUNICIPAL AIRPORT TRUST

                                      AND

                            AMERICAN AIRLINES, INC.

                         DATED AS OF NOVEMBER 17, 1983

- --------------------------------------------------------------------------------

                         SEVENTH AMENDMENT TO SUBLEASE

         THIS AGREEMENT dated as of the 17th day of November, 1983, by and between the Trustees of the Tulsa Municipal Airport Trust (hereinafter "Trustees"), such Trust having been created and existing pursuant to the laws of the State of Oklahoma, and American Airlines, Inc., a Delaware corporation (hereinafter "American").

                              W I T N E S S E T H:

         NOW, for and in consideration of the mutual promises, terms, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

                                   ARTICLE I

         The Sublease, dated as of June 24, 1958, (hereinafter the "Sublease"), by and between the then Trustees of the Tulsa Municipal Airport Trust (the Trustees and all predecessor and successor Trustees of the Tulsa Municipal Airport Trust hereinafter the "Trustees"), as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3905, Pages 1610-1637 on October 16, 1969), as amended by the First Amendment to the Sublease (hereinafter the "First Amendment"), dated as of May 1, 1963, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3341, Page 200, on May 16, 1963), as Exhibit A to the Bond Indenture, dated as of May 1, 1963, between the Trustees and Morgan Guaranty Trust Company of New York, in New York, New York, as bond trustee (such trustee being succeeded by J. Henry Schroder Bank & Trust Company, in New York, New York)), pursuant to which the Revenue Bonds, Series 1963, of such Trustees were issued, and as further amended by the Second Amendment to the Sublease (hereinafter the "Second Amendment"), dated as of December 1, 1969, by and between the Trustees, as Lessor and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 3912, Page 642 on December 22, 1969) and as further amended by the Third Amendment to the Sublease (hereinafter the "Third Amendment") dated as of the 1st day of June, 1971, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3992, Page 419 on November 8, 1971) and as further amended by the Fourth Amendment to the Sublease (hereinafter the "Fourth Amendment"), dated as of the 9th day of September, 1974, by and between the Trustees, as Lessor, and American as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4958, Page 108 on December 22, 1982), and as further amended by the

Fifth Amendment to the Sublease (hereinafter the "Fifth Amendment"), dated as of the 1st day of December, 1982, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4658, Page 2225 on December 28,
1982), and as further amended by the Sixth Amendment to Sublease (hereinafter the "Sixth Amendment"), dated as of the 1st day of April, 1983, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4681, Page 421 on April 5, 1983). Said Sublease, as so amended, covers the following property in Tulsa County, Oklahoma:

                 (a) The following premises as revised by mutual agreement of the parties hereto (hereinafter sometimes called the "Base Premises") which Lessor leases pursuant to the Lease dated August 6, 1959, as amended, and pursuant to the Leases dated March 29, 1968 and July 31, 1969, as amended, in each case from the City of Tulsa to Lessor (such leases being hereinafter collectively called the "Ground Lease"), being 244.75 acres, more or less, bounded and described as follows:

         A tract of land in Sections 13 and 24, Township 20 North, Range 13 East, Tulsa County, Oklahoma;

         Commencing at the Northeast Corner of Section 24;
         Thence S 00 degrees -01'-42", along the East line of said Section, a distance of 1320.00 feet;
         Thence N 76 degrees -01'-30" W a distance of 51.53 feet to the Point of Beginning;

         Thence S 00 degrees -01'-42" E a distance of 64.93; Thence S 89 degrees -58'-18" W a distance of 2490.00; Thence N 16 degrees -23'-59" w a distance of 998.78; Thence N 2 degrees -54'-49" E a distance of 3050.00; Thence S 89 degrees -51'-46" E a distance of 37.97; Thence S 00 degrees -47'-20" E a distance of 350.00; Thence S 89 degrees -30'-35" E a distance of 247.72; Thence N 13 degrees -48'-11" E a distance of 361.67; Thence S 89 degrees -51'-16" E a distance of 1017.66;

         Thence S 00 degrees -01'-14" E a distance of 100.00; Thence S 89 degrees -51'-16" E a distance of 1270.77; Thence S 00 degrees -01'-24" E a distance of 285.87; Thence S 11 degrees -16'-36" W a distance of 51.03; Thence S 00 degrees -01'-24" E a distance of 430.10; Thence S 44 degrees -58'-36" W a distance of 42.43; Thence S 00 degrees -10'-24" E a distance of 50.00; Thence S 45 degrees -01'-24" E a distance of 42.43; Thence S 00 degrees -01'-24" E a distance of 359.90; Thence S 11 degrees -20'-24" E a distance of 50.96; Thence S 00 degrees -01'-24" E a distance of 700.00; Thence S 11 degrees -16'-36" W a distance of 50.03; Thence S 00 degrees -01'-24" E a distance of 450.00; Thence S 44 degrees -58'-36" W a distance of 70.71; Thence N 89 degrees -53'-37" W a distance of 10.90; Thence S 45 degrees -01'-42" E a distance of 100.27; Thence S 11 degrees -01'-42" E a distance of 1236.92;

To the Point of Beginning,

and at the option of Lessee, exercisable by written notice to Lessor in the event that Lessor shall obtain a leasehold interest therein, the following land and the improvements thereon (herein sometimes called the "Disposal Plant"):

         All that lot consisting of approximately six (6) acres located in the SW 1/4 of Section 12, Township 20 North, Range 13 East, in Tulsa, Oklahoma, approximately one-half mile to the north of the above-described premises, on a portion of which there is situated a sanitary sewer disposal plant owned, as of the date of this Sublease, by the City of Tulsa, Oklahoma, together with such sewer line easements as may be required between the above-described premises and said lot and between said lot and Bird Creek, lying approximately two
         (2) miles to the North of said lot,

which lot and easements, if leased by Lessor and subleased hereunder, shall be included in the term "Base Premises", except as the context may otherwise require;

         (b) certain other buildings, improvements and fixtures, sometimes referred to in the Sublease as the "Improvements';

         (c) a certain easement for the purpose of maintaining and operating a transit waste disposal line, located thereon and all rights in connection therewith or appurtenant thereto; and

         (d) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing.

         The Sublease, as heretofore amended, is hereby further amended in the manner and to the extent as hereinafter set forth, effective as of the 17th day of November, 1983, as follows:

         A. Section 1 is hereby amended by deleting from Subsection (a) a certain parcel of land, to be hereafter leased by separate conveyance to the Trustees of the Tulsa Airports Improvement Trust, a public trust created and existing pursuant to the laws of the State of Oklahoma (hereinafter "TAIT") to American for the express use and purpose of construction of a Co-located Secure Computer Center. Said parcel of land is more particularly described as:

         Commencing at the northeast corner of the SE/4, Section 13, T20N, R13E, Indian Meridian, Tulsa County, Oklahoma, thence in a southerly direction along the centerline of Mingo Road which is the east line of Section 13, a distance of 287.50 feet, thence in a westerly direction along a line perpendicular to centerline of Mingo Road a distance of 673.71 feet to at the point of beginning:

Thence in a southerly direction along a line parallel to the center line of
         Mingo Road a distance of 372.66 feet
Thence in a westerly direction along a line perpendicular to the centerline of
         Mingo Road a distance of 317.00 feet
Thence in a northerly direction along a line parallel to the centerline of
         Mingo Road a distance of 372.66 feet
Thence in an easterly direction along a line perpendicular to the centerline of Mingo Road a distance of 317.00 feet to the P.O.B.

said tract containing an area of 2.71 acres, more or less, (as illustrated on Attachment "A"; attached hereto and made a part hereof) is hereby expressly excluded from the leased premises known as the "Base Premises"; provided, however, that American hereby releases said tract of land from this Sublease and does hereby reserve unto itself, and the Trustees do hereby grant to American, an easement, running concurrently with the Term hereof, for the purposes and to the extent necessary for utility access and ingress and egress to said Co-located Secure Computer Center site.

         B. Section 1(a) is hereby further amended to add to and to be included in the term "Base Premises" certain premises constituting a portion of the "Old" Cargo Building, and certain premises contiguous thereto, Tulsa International Airport (hereinafter the "Flight Kitchen Site"), more particularly described as follows:

         A parcel of land located in the Northeast 1/4, Section 26, Township 20 North, Range 13 East, Tulsa County, Oklahoma, more particularly described as follows:

         Commencing at the Southeast corner of said Section 26; thence N 00 degrees 03'36" W a distance of 3860.69; thence S 89 degrees 56'24" W a distance of 177.15 to the Point of Beginning:

                 Thence S 89 degrees 53'03" W a distance of 230.48;
                 Thence N 00 degrees 06'57" W a distance of 200.86;
                 Thence N 37 degrees 28'35" E a distance of 174.09;
                 Thence S 52 degrees 31'25" E a distance of 233.83;
                 Thence S 37 degrees 38'35" W a distance of 100.00;
                 Thence S 00 degrees 06'57" E a distance of 116.93 to the Point of Beginning;

         Said tract contains approximately 1.58 acres, more or less as illustrated on Attachment "B" attached hereto and made a part hereof. The premises to be utilized and subleased by American to Sky Chefs, a division of Flagship

International, Inc., a Delaware corporation, and a wholly owned subsidiary of AMR Corporation or its successor in interest (hereinafter "Sky Chefs"), for the express purpose of construction and installation of flight kitchen facilities (hereinafter "Flight Kitchen") by Sky Chefs or its successor in interest to serve certificated air carriers utilizing the airport. The Trustees hereby consent to the subleasing of the Flight Kitchen Site by American to Sky Chefs or its successor in interest for the purposes of conducting the business rights and privileges afforded Sky Chefs under the TAIT - Sky Chefs Amendment to Lease Agreement dated November 11, 1982 (hereinafter "Sky Chefs Agreement"); provided, however, the Trustees' consent to the subleasing of the Flight Kitchen Site is with the express understanding that said consent and subleasing shall be for the period of the time of the Sky Chefs Agreement and that Sky Chefs or its successor in interest will assume and agree to perform all of the terms, covenants and conditions of this Sublease to be performed by American as the same shall apply to the Flight Kitchen Site and has agreed to pay, punctually as and when due and without default all rentals deemed to become due under Section 3, subsection (a) (vi) hereof.

         C. Section 3(a) is hereby amended by adding subsection (vi) which is hereinafter set forth as follows:

         "(vi) Rentals (ground and building) for the Flight Kitchen Site shall be as follows:

       Year                                               Rental Amount
       ----                                               -------------
First 6 months (Dec. 1, 1985-April 30, 1985)              $      -0-
Second 6 months (May 1, 1985-Nov. 30, 1985)                   10,000.00
         2                                                    27,000.00
         3                                                    31,000.00
         4                                                    35,000.00
         5                                                    40,000.00

         The rentals for each five (5) year period thereafter of the term hereof shall be adjusted by multiplying the rental for the 5th year of the previous period by the percentage change in the Implicit Price Deflator Index for the Gross National Product Index published by the Bureau of Economic Analysis of the Office of Business Economics of the United States Department of Commerce or such successor index as the case may be (hereinafter "Index") based upon the period 1972 equals 100, 3rd Quarter 1984 equals 221.5. (Example:
$40,000 plus $40,000 x percentage change in the Index comparing 3rd quarter 1984 to 3rd quarter 1989). It is provided, however, that in no event shall the rental rate for each succeeding five year period be less than the preceding period's rental rate; and to the extent mathematically practical (rounding to the nearest cent) the annual payments shall be paid in equal monthly installments on or before the tenth (10th) day of each month. Payments required under this subsection shall be paid directly to the Trustees of the Tulsa Airports Improvement Trust at P.0.

Box 581838, Tulsa, Oklahoma 74158, as part of the gross revenues of the Tulsa International Airport.'

         D. The Sublease is further amended by renumbering Section 25 (Notices, etc.) thereof, as Section 26 thereof, and by adding thereto, as a new Section 25, the following:

                 25. Environmental Covenant. Lessee has previously installed and maintains on the Base Premises, an injection well, which is utilized as a Controlled Industrial Waste Disposal Site ("Disposal Site") for the disposal of Controlled Industrial Waste ("Waste"), as such terms are defined in the Oklahoma Controlled Industrial Waste Disposal Act (the "Act"), Title 63, O.S.1981, Section 1-2001 et seq. Said Disposal Site is located on the Base Premises as follows:

         The NE/4 of the NW/4 of the SE/4 of Section 13, Township 20 North, Range 13 East, said parcel containing ten (10) acres, more or less, and as graphically illustrated on Attachment "C" attached hereto and made a part hereof.

                 Lessor and Lessee desiring to fully comply with the provisions of the Act, and all rules and regulations adopted in accordance therewith mutually covenant that the use of that portion of the Base Premises heretofore described and graphically illustrated on Attachment "C" are hereby restricted as follows:

                 (a) Lessee, all future owners and occupiers of that portion of the Base Premises set forth in Attachment "C" and any operator of the Disposal Site are permanently barred from any of the following activities: Altering or disturbing the final cover, line(s) or monitoring system(s); interfering with or altering the waste in place or features of disposal site, or allowing the Waste contained in or on the site to leave the site boundaries following the closure of the site, except as hereinafter provided;

                 (b) Lessee, any future owner or occupier of that portion of the Base Premises as set forth in Attachment "C" or operator of the Disposal Site may make application to the State Department of Health for permission to remove, treat, stabilize or otherwise treat the Waste contained in the Disposal Site to an incognuous state, provided that such application shall be subject to the requirements of the Act and all rules and regulations adopted in accordance therewith; and

                 (c) Lessor and Lessee intend for the covenants herein set forth to run with the land, constituting a restriction thereon; therefore, any deed, lease, conveyance or contract made in violation of this Agreement shall be null and void.

         The parties hereto agree that this Seventh Amendment to Sublease will be recorded in the Land Records of the County Clerk, Tulsa County, Oklahoma.

                                   ARTICLE II

         On and after the date hereof, the term "Sublease" shall mean the Sublease dated as of June 24, 1958, as amended, by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and this Seventh Amendment to Sublease.

                                  ARTICLE III

         Except as herein amended, the Sublease shall be and remain in full force and effect.

                                   ARTICLE IV

         No Trustee, director, officer or employee of either party hereto shall be held personally liable under or in connection with the execution of this terms or provisions or conditions of this Seventh Amendment to Sublease.

                                   ARTICLE V

         American hereby consents to the assignment by the Trustees of any and all of their rights under the Sublease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and this Seventh Amendment to the Sublease, to
J. Henry Schroder Bank and Trust Company, New York, New York, as Successor Trustee under the 1963 Indenture, as supplemented by the First Supplemental Bond Indenture, dated as of December 1, 1969, the Second Supplemental Bond Indenture, dated as of June 1, 1971, the Third Supplemental Bond Indenture, dated as of December 1, 1982 and the Fourth Supplemental Bond Indenture, dated as of April 1, 1983, each between the Trustees and J. Henry Schroder Bank and Trust Company of New York, New York. American agrees to comply with the provisions of such assignment to the extent applicable to it.

         IN WITNESS WHEREOF, the parties have executed this Seventh Amendment to Sublease as of the 17th day of November, 1983.

                                     LESSOR

                                     TRUSTEES OF THE TULSA
                                     MUNICIPAL AIRPORT TRUST


                                     By /s/ J. W. BATES, JR.
                                       -----------------------------------
                                        J. W. Bates, Jr., Chairman

ATTEST:

/s/ [ILLEGIBLE]
- ------------------------------
Secretary


STATE OF OKLAHOMA    )
                     ) ss.
COUNTY OF TULSA      )

         The foregoing Seventh Amendment to Sublease dated as of November 17, 1983, was acknowledged before me this 2nd day of December, 1985, by J.W. BATES, JR., Chairman of the Trustees of the Tulsa Municipal Airport Trust, a public trust, on behalf of the Trust.

         Subscribed and sworn to before me this 2nd day of December, 1985.

                                     /s/ PAULA S. HALLAN
                                     -----------------------------------
                                     Notary Public

My commission expires:

April 15, 1986
- ----------------------

                                     LESSEE

                                     AMERICAN AIRLINES, INC.

                                  By /s/ J.W. BATES, JR.
                                     -----------------------------------
                                     Vice President & Treasurer
                                     -----------------------------------
                                     Title

ATTEST:

/s/ [ILLEGIBLE]
- -----------------------------------
Secretary



STATE OF TEXAS       )
                     ) ss.
COUNTY OF TARRANT    )

         Before me, Geneva Stegemann, a Notary Public in and for said State on this 2nd day of December, 1985, personally appeared F. Dixon McElwee, Jr., to me known to be the identical person who prescribed the name of American Airlines, Inc. thereof to the foregoing instrument as its V.P. & Treasurer, who being by me duly sworn, does depose and say that he is the Vice President & Treasurer of American Airlines, Inc., the corporation described herein for which executed the above instrument; that he knows the seal of said corporation; that said seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of such corporation, in that he signed his name thereto by like order, and acknowledged to me that the same was his free and voluntary act and deed and the free and voluntary act and deed of such corporation for the use and purposes therein set forth.

         Subscribed and sworn to before me this 2nd day of December, 1985.

                                     /s/ GENEVA STEGEMANN
                                     -----------------------------------
                                     Notary Public

My commission expires:

     2/15/88
- ----------------------

                                    [MAP]

                                 ATTACHMENT "A"

                                    [MAP]

                                 ATTACHMENT "B"

                            AMERICAN AIRLINES LEASE

                                    [MAP]

                                                      STATE OF OKLAHOMA
                                                         TULSA COUNTY
                                                      FILED OR REPORTED
                                                     1985 DEC-5  AM 11:14
                                                        JUAN HASTINGS
                                                      TULSA COUNTY CLERK


================================================================================




                        EIGHTH AMENDMENT TO THE SUBLEASE



                                 BY AND BETWEEN



                 TRUSTEES OF THE TULSA MUNICIPAL AIRPORT TRUST



                                      AND



                            AMERICAN AIRLINES, INC.



                         DATED AS OF NOVEMBER 15, 1985





===============================================================================

                        EIGHTH AMENDMENT TO THE SUBLEASE

         This Agreement, dated as of the fifteenth day of November, 1985, by and between the Trustees of the Tulsa Municipal Airport Trust (hereinafter the "Trustees"), such Trust having been created and existing pursuant to the laws of the State of Oklahoma, and American Airlines, Inc., a Delaware corporation (hereinafter "American")

         For and in consideration of the mutual promises, terms, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

                                   ARTICLE I

         The Sublease, dated as of June 24, 1958 (hereinafter the "Sublease"), by and between the then Trustees of the Tulsa Municipal Airport Trust (the Trustees and all predecessor and successor Trustees of the Tulsa Municipal Airport Trust hereinafter the "Trustees"), as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3905, Pages 1610-1637 on October 16, 1969), as amended by the First Amendment to the Sublease (hereinafter the "First Amendment"), dated as of May 1, 1963, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3341, Page 200, on May 16, 1963, as Exhibit A to the Bond Indenture, dated as of May 1, 1963, between the Trustees and Morgan Guaranty Trust Company of New York, in New York, New York, as bond trustee (such trustee being succeeded by J. Henry Schroder Bank & Trust Company, in New York, New York)), pursuant to which the Revenue Bonds, Series 1963, of such Trustees were issued, and as further amended by the Second Amendment to the Sublease (hereinafter the "Second Amendment"), dated as of December 1, 1969, by and between the Trustees, as Lessor and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 3912, Page 642 on December 22, 1969) and as further amended by the Third Amendment to the Sublease (hereinafter the "Third Amendment"), dated as of the 1st day of June, 1971, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3992, Page 419 on November 8, 1971) and as further amended by the Fourth Amendment to the Sublease (hereinafter the "Fourth Amendment"), dated as of the 9th day of September, 1974, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4958, Page 108 on December 22, 1982, and as further amended by the Fifth Amendment to the Sublease (hereinafter the "Fifth Amendment"), dated as of the 1st day of December, 1982, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa county, Oklahoma in Book 4658; Page 2225 on December 28, 1982, and as further amended by the Sixth Amendment to the Sublease (hereinafter the "Sixth Amendment"), dated as of the 1st day of April, 1983, by and between the Trustees, as Lessor and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4681, Page 421 on April 5, 1983) and as further amended by the Seventh Amendment to the Sublease (hereinafter the "Seventh Amendment"), dated as of November 17, 1983, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 4910, Page 218, on December 3, 1985). Such Sublease, as so amended, covers the following property in Tulsa County,
Oklahoma:

                 (a) The following premises as revised by mutual agreement of the parties hereto (hereinafter sometimes called the "Base Premises") which Lessor leases pursuant to the Lease dated August 6, 1957, as amended, and pursuant to the Leases dated March 19, 1968 and July 31, 1969, as amended, in each case from the City of Tulsa to Lessor (such leases being hereinafter collectively called the "Ground Lease"), being 244.75 acres, more or less, bounded and described as follows:

         A tract of land in Sections 13 and 24, Township 20 North, Range 13 East, Tulsa County, Oklahoma;

         Commencing at the Northeast Corner of Section 24; Thence S 00 degrees-01'-41" W, along the East line of said Section, a distance of 1320.00 feet; Thence N 76 degrees-01'-30" W a distance of 51.53 feet to the Point of Beginning;


               Thence N 76 degrees-0l'-30" W a distance of 51.53;
               Thence S 00 degrees-0l'-42" E a distance of 64.93;

               Thence S 89 degrees-58'-18" W a distance of 2490.00; Thence N 16 degrees-23'-59" W a distance of 998.78; Thence N 2 degrees-54'-49" E a distance of 3050.00; Thence S 89 degrees-51'-46" E a distance of 37.97; Thence S 00 degrees-47'-20" E a distance of 350.00; Thence S 89 degrees-30'-35" E a distance of 247.72; Thence N 13 degrees-48'-11" E a distance of 361.67; Thence S 89 degrees-5l'-16" E a distance of 1017.66; Thence S 00 degrees-01'-14" E a distance of 100.00; Thence S 89 degrees-5l'-16" E a distance of 1270.77; Thence S 00 degrees-01'-24" E a distance of 285.87; Thence S 11 degrees-16'-36" W a distance of 51.03; Thence S 00 degrees-01'-24" E a distance of 430.10; Thence S 44 degrees-58'-36" W a distance of 42.43; Thence S 00 degrees-10'-24" E a distance of 50.00; Thence S 45 degrees-01'-24" E a distance of 42.43; Thence S 00 degrees-01'-24" E a distance of 359.90; Thence S 11 degrees-20'-24" E a distance of 50.96; Thence S 00 degrees-01'-24" E a distance of 700.00; Thence S 11 degrees-16'-36" W a distance of 50.03; Thence S 00 degrees-01'-24" E a distance of 450.00; Thence S 44 degrees-58'-36" W a distance of 70.71; Thence N 89 degrees-53'-37" w a distance of 10.90; Thence S 45 degrees-01'-42" E a distance of 100. 27; Thence S 11 degrees-01'-42" E a distance of 1236.92;

         To the Point of Beginning;

less a parcel of land more particularly described as:

         Commencing at the northeast corner of the SE/4, Section 13, Township 20 North, Range 13 East, Indian Meridian, Tulsa County, Oklahoma, thence in a southerly direction along the centerline of Mingo Road which is the east line of Section 13, a distance of 287.50 feet, thence in a westerly direction along a line perpendicular to centerline of Mingo Road a distance of 673.71 feet to the Point of Beginning;

                 Thence in a southerly direction along a line parallel to the centerline of Mingo Road a distance of 372.66 feet;
                 Thence in a westerly direction along a line perpendicular to the centerline of Mingo Road a distance of 317.00 feet; Thence in a northerly direction along a line parallel to the centerline of Mingo Road a distance of 372.66 feet;
                 Thence in an easterly direction along a line perpendicular to the centerline of Mingo Road a distance of 317.00 feet to the Point of Beginning;

         said tract containing an area of approximately 2.71 acres;

and including a parcel of land containing an area of approximately 1.58 acres, more or less, to be utilized as a flight kitchen facility and more particularly described as follows:

         A parcel of land located in the Northeast 1/4, Section 26, Township 20 North, Range 13 East, Tulsa County, Oklahoma, more particularly described as follows:

         Commencing at the Southeast corner of said Section 26; thence N 00 degrees 03'36" W a distance of 3860.69; thence S 89 degrees 56'24" W a distance of 177.15 to the Point of Beginning:

               Thence S 89 degrees 53'03" W a distance of 230.48; Thence N 00 degrees 06'57" W a distance of 200.86; Thence N 37 degrees 28'35" E a distance of 174.09; Thence S 52 degrees 31'25" E a distance of 233.83; Thence S 37 degrees 38'35" W a distance of 100.00; Thence S 00 degrees 06'57" E a distance of 116.92 to the Point of Beginning;

and further including at the option of Lessee, exercisable by written notice to Lessor in the event that Lessor shall obtain a leasehold interest therein, the following land and the improvements thereon (herein sometimes called the "Disposal Plant")

                 All that lot consisting of approximately six (6) acres located in the SW 1/4 of Section 12, Township 20 North, Range 13 East, in Tulsa, Oklahoma, approximately one-half mile to the north of the above-described premises, on a portion of which there is situated a sanitary sewer disposal plant owned, as of the date of this Sublease, by the City of Tulsa, Oklahoma, together with such sewer line easements as may be required between the above-described premises and said lot and between said lot and Bird Creek, lying approximately two (2) miles to the North of said lot, which lot and easements, if leased by Lessor and subleased hereunder, shall be included in the term "Base Premises", except as the context may otherwise require;

                (b) certain other buildings, improvements and fixtures, sometimes referred to in the Sublease as the "Improvements";

                (c) a certain easement for the purpose of maintaining and operating a transit waste disposal line, located thereon and all rights in connection therewith or appurtenant thereto; and

                 (d) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing.

                 The Sublease, as heretofore amended, is hereby further amended in the manner and to the extent as hereinafter set forth, effective as of the date on which the Series 1985 Bonds (hereinafter mentioned) are delivered and paid for, as follows:

                   A. Term. Section 2 is amended by deleting the first two sentences thereof and by substituting therefor the following:

                   The term of this Sublease commenced on June 24, 1958 and shall, unless terminated prior thereto as herein provided, expire at 12:00 noon, Tulsa time, January 31, 2038.

                   B. Section 3(a) is hereby amended by deleting subparagraph (iv) thereof and by substituting therefor the following:

         (iv) For the period of the term the base "ground rentals" payable in advance on February 1 of each year thereof shall be as follows:

         Current period through January 31, 1988      $ 92,700.00
         February 1, 1988 through January 31, 1990     115,875.00
         February 1, 1990 through January 31, 1993     122,828.00
         February 1, 1993 through January 31, 1998     135,111.00
         February 1, 1998 through January 31, 2003     148,622.00
         February 1, 2003 through January 31, 2008     163,484.00
         February 1, 2008 through January 31, 2013     179,832.00
         February 1, 2013 through January 31, 2018     197,816.00
         February 1, 2018 through January 31, 2023     217,597.00
         February 1, 2023 through January 31, 2028     239,357.00
         February 1, 2028 through January 31, 2033     263,293.00
         February 1, 2033 through January 31, 2038     289,622.00

                 C. Section 3 is amended by deleting subsection (b) thereof and by substituting therefor the following:

         (b) In addition to the payments contracted for in subsection 3(a) above, Lessee will pay Lessor, with respect to each Bond Year (as defined below), commencing on the first day of the month following the effective date of the Eighth Amendment to the Sublease and continuing until the Terminal Date (as defined below) additional rentals per annum equal to the Annual Principal and Interest Requirement (as defined below) for such Bond Year on (i) the Revenue Bonds, Series 1969, of Lessor (hereinafter referred to as the "Series 1969 Bonds") issued pursuant to the terms of the Bond Indenture and the First Supplemental Bond Indenture, dated as of December 1, 1969 between Lessor and the Bank, (ii) the Revenue Bonds, Series 1971, of Lessor (hereinafter referred to as the "Series 1971 Bonds") issued pursuant to the terms of the Indenture and the Second Supplemental Bond Indenture, dated as of June 1, 1971, between Lessor and the Bank,
         (iii) the Revenue Bonds, Series 1982A, of Lessor (hereinafter referred to as "Series 1982A Bonds") issued pursuant to the terms of the Indenture and the Third Supplemental Bond Indenture, dated as of December 1, 1982 between Lessor and the Bank, (iv) the Revenue Bonds, Series 1983, of Lessor (hereinafter referred to as the "Series 1983 Bonds") issued pursuant to the terms of the Indenture and the Fourth Supplemental Bond Indenture dated as of April 1, 1983 between Lessor and the Bank, including any amount contemplated by Section 2.10(b) of the Fifth Supplemental Indenture to be paid by the Company to make up any deficiency in the Escrow Fund upon the redemption of the Series 1983 Bonds on June 1, 1986 as provided for in Section 2.10, and (v) the Revenue Bonds, Series 1985, of Lessor (hereinafter referred to as "Series 1985 Bonds") issued pursuant to the terms of the Indenture and the Fifth Supplemental Bond Indenture, dated as of November 15, 1985 between Lessor and the Bank (the Indenture as supplemented and amended by such First Supplemental Bond Indenture, such Second Supplemental Bond Indenture, such Third Supplemental Bond Indenture, such Fourth Supplemental Bond Indenture, and such Fifth Supplemental Bond Indenture is hereinafter referred to as the "Supplemented Indenture"). Such additional rentals shall be payable by Bond Periods (as defined below) in advance in equal monthly installments on the first day of each month in such Bond Period, so that there is paid during each Bond Period an amount equal to the Semiannual Principal and Interest Requirement (as defined below) for such Bond Period, provided that Lessee, if not then in default hereunder, may in any Bond Year beginning with the Bond Year commencing June 1, 1985 credit against the additional rentals provided for in this subsection (b)

              (i) the amount of any balance transferred by the Bank pursuant to the terms of the Supplemented Indenture from any bond retirement fund established thereunder to any fund so established the moneys of which are to be used for the payment of principal of and interest and premium, if any, on the Series 1963 Bonds, the Series 1969 Bonds, the Series 1971 Bonds, the Series 1982A Bonds, the Series 1983 Bonds or the Series 1985 Bonds (hereinafter collectively referred to as the "Bonds"), or any combination thereof, which credit shall be applied against the installment or installments of additional rentals provided for in this subsection (b) next coming due, if and to the extent that such credit would not result on the next succeeding June 1 or December 1, as the case may be, in the moneys in any such latter fund available therefor being insufficient to pay the interest and principal, if any, due on such June 1 or December 1 or to redeem Bonds on any such date to the extent required by the Supplemented Indenture, and

              (ii) the amount of any credit determined pursuant to subsection 3(d).

              The term "Bond Year" shall mean each period of twelve months beginning on June 1 during the period beginning June 1, 1985 and continuing until the Terminal Date. The term "Bond Period" shall mean each period of six months beginning on June 1 or December 1 during any Bond Year. The term "Semiannual Principal and Interest Requirement" with respect to any Bond Period shall mean the interest on the Bonds accrued in such Bond Period plus any amount required on the December 1 or June 1, as the case may be, following such Bond Period on account of principal to pay the Bonds at the stated maturities thereof and on account of principal and premium, if any, to redeem or prepay the Bonds pursuant to any mandatory sinking fund or redemption requirement applicable thereto. The term "Annual Principal and Interest Requirement" with respect to any Bond Year shall mean the sum of the Semiannual Principal and Interest Requirements with respect to the Bond Periods comprising such Bond Year. The Semiannual Principal and Interest Requirement for each Bond Period shall be determined as of the beginning of such Bond Period.

              The term "Terminal Date" shall mean the first date on which the aggregate of all moneys held by the Bank in any bond reserve fund or otherwise under the Supplemented Indenture and then available for the payment of interest and premium, if any, on and principal of the Bonds shall equal or exceed tile amount required to redeem or pay all the Bonds at the time outstanding (including principal, redemption premium, if any, and interest to their stated maturities or to the next date or dates on which such Bonds may be callable for redemption, whichever is the earlier).

         The Lessee has entered into a Bond Purchase Trust Agreement dated as of November 15, 1985 between itself, Bank of Oklahoma, Tulsa, N.A., in its separate corporate capacity as Purchase Trustee thereunder and not as the Co-Bond Trustee under the Indenture, and Morgan Stanley & Co., Inc. for the benefit of the holders of the Series 1983 Bonds. Pursuant to such agreement Lessee has, subject to the terms and conditions provided therein, provided the holders of the Series 1985 Bonds certain rights and benefits. Lessee hereby covenants and agrees that it will enter into the aforesaid Bond Purchase Trust Agreement and shall comply with the terms and provisions thereof and perform all of its duties and obligations thereunder. In order to inform holders of the Series 1985 Bonds of the rights provided them under the aforesaid Bond Purchase Trust Agreement, Lessor agrees to provide a summary of the rights, terms and conditions provided in such agreement in the forms of the Series 1985 Bonds. However, it is expressly understood that the rights provided to holders of the Series 1985 Bonds under the aforesaid Bond Purchase Trust Agreement do not constitute and shall not be deemed to constitute rights of such holders under the Indenture, as amended and supplemented, or under such Series 1985 Bonds.

         D. Section 3 is amended by deleting subsection (c) thereof and by substituting therefor the following:

         (c) In addition to such payment, Lessee shall pay as further additional rental the fees, expenses and charges of the Bank, any Co-Bond Trustee, any registrar and of any paying agents incurred under or pursuant to the Indenture (including any expenses of the Bank and any Co-Bond Trustee incurred pursuant to the Indenture in the enforcement of any of the rights and remedies of the Bank, and any Co-Bond Trustee and the Bond holders thereunder) and also the amount of any net losses suffered in connection with the investment pursuant to the Indenture by the Bank or any Co-Bond Trustee of funds held by it thereunder. Any such fees, expenses, charges and net losses shall be paid by Lessee within thirty (30) days after the receipt of a requisition from Lessor or the Bank or any Co-Bond Trustee under the Indenture for such additional amounts.

         E.       A new Section 5D is inserted immediately folllowing
Section 5C, as follows:

         5D. Construction, Acquisition or Installation of 1985
Improvements.

                 The Series 1985 Bonds are being issued for the purpose of refunding in advance of maturity the Series 1983 Bonds, of the Lessor and for the purpose of providing long-term financing for a portion of the cost of construction and installation at the Base of additional facilities and equipment, including facilities and support equipment for B767 and MD-80 aircraft, additional equipment, modifications and improvements to existing facilities. The cost of construction and installation of such facilities may exceed the funds made available from the proceeds of the sale of the Series 1985 Bonds. The Lessee shall develop plans and specifications for such additional facilities and equipment and for such purpose may retain, subject to the written approval of the Lessor, an architect or firm of architects (which may be staff of the Lessee) (all improvements and equipment constructed, acquired or installed pursuant to such plans and specifications being hereinafter referred to as the "1985 Improvements"). In the event that the proceeds of the Series 1985 Bonds are not sufficient to pay the additional or excess costs, Lessee shall pay the cost of the facilities in excess of the funds available from the Series 1985 Bonds and any excess cost of that part of the 1985 Improvements, not constituting personal property or equipment, shall be paid promptly, from time to time, by Lessee to the Bank upon receipt by Lessee of duplicate originals or certified copies of certificates of said architects that labor and material has been furnished and money is due and owing therefor, and such excess cost of that part of the 1985 Improvements, constituting personal property and equipment shall be paid promptly, from time to time, by Lessee, to the Bank as soon as each item of such personal property and equipment is installed. Lessor and Lessee stall have the right to inspect the construction and installation of work contemplated hereby at all reasonable times and to inspect during regular business hours, all books, records, plans and specifications of the other party hereto and other data relating thereto or to the cost thereof. At such time as the 1985 Improvements are ready for use or occupancy, Lessor and Lessee shall deliver to the Bank (i) a certificate of Lessor, countersigned by such architects, stating that the 1985 Improvements are ready for use or occupancy by Lessee, stating the date on which such readiness occurred, setting forth in reasonable detail the final cost of the construction, acquisition or installation of the 1985 Improvements and stating that such finial costs have been paid in full or, in the event that such final costs have in been paid in full, the amount to the retained by the Bank in the 1985 Construction Fund (as defined in the Supplemented Indenture to pay all such final costs in full; and (ii) at certificate of Lessee stating that the 1985 Improvememts have been constructed, acquired and installed and are ready for use or occupancy by Lessee and stating the final costs of the construction, acquisition or installation of the 1985 Improvements and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1985 Construction Fund to pay all such final costs in full. In the event the Lessee determines that all or part of the construction and installation of the work contemplated hereby is not required, then, notwithstanding the foregoing, in lieu of the certificates required by clauses (i) and (ii) of the preceding sentence of this Section 5D the Lessee shall deliver to the Lessor and the Bank a certificate stating that by proper corporate action the Lessee has determined that all or part of the 1985 Improvements are not required; setting forth those portions of the 1985 Improvements to which such determination applies; stating that the portion of the 1985 Improvements which have been or will be constructed, acquired or installed and the date such portion of the 1985 Improvements are expected to be ready for use and occupancy by the Lessee; stating the final cost of the construction, acquisition and installation of that portion of the 1985 Improvements completed or to be completed, and stating that such final costs have been paid in full, or in the event that such final costs have not been paid in full, the amount to be retained in the 1985 Construction Fund to pay all such final costs in full; stating that the construction, acquisition and installation of that portion of the 1985 Improvements completed or to be completed will not impair the operation of the Base as a complete integral functional unit; and evidencing the concurrence of the aforesaid architects with respect to the matters set forth in such certificate (except such architects need not concur with respect to that portion of the certificate relating to the corporate action making the determination that all or part of the 1985 Improvements are not required). In the event that the certificates of Lessor and Lessee required to be delivered by clauses (i) and (ii) of the sixth sentence of this Section 5D or the certificate issued in lieu of such certificates required to be delivered by the seventh sentence of this
         Section 5D shall not state therein that all final costs have been paid in full, as promptly as practical after such time as all final costs of the construction, acquisition and installation of the 1985 Improvements shall have been paid in full, Lessor and Lessee shall each deliver to the Bank, a certificate to such effect. Lessee agrees that all work (including such construction, acquisition and installation) under any construction and acquisition contracts consented to by Lessor or such other agreements are undertaken by Lessee as Agent on behalf of Lessor, and the 1935 Improvements are the property of Lessor. Lessee agrees it will not enter into any amendment of any contract or such other agreements without the prior approval of the Lessor, which approval shall not be unreasonably withheld.

                F.      A new paragraph shall be added to Section 6 as follows:

                The Lessee covenants and agrees that the proceeds of the Series 1985 Bonds will be applied such that the facilities financed from the proceeds of at least ninety percent (90%) of the Series 1985 Bonds will qualify as airport facilities within the meaning of Section 103(b) (4) (D) of the Internal Revenue Code of 1954, as amended (the "Code"), and application of the proceeds of the Series 1985 Bonds will not result in more than ten percent (10%) of the aggregate amount of expenditures from the 1985 Construction Fund at any time being used for a facility which would not be exempt under such Section 103 (b)
(4) (D) or for working capital or for property of a character not subject to the allowance for depreciation as prescribed in Section 103 (b) (6) (A) of the Code. The Lessee will not cause or permit any plans and specifications for the facilities to be financed from the proceeds of the Series 1985 Bonds to be changed or revised, or such facilities to be operated, maintained, repaired or renovated, in a manner such that such facilities to be financed from the proceeds of at least ninety percent (90%) of the proceeds of the Series 1985 Bonds will not qualify as airport facilities within the meaning of Section 103
(b) (4) (D) of the Code, or take any other action which would cause the loss of the exemption of interest on any Series 1985 Bonds from federal income taxation.

                G. The second paragraph of Section 9 is deleted in its entirety and the following paragraph is inserted in lieu thereof:

                 Lessor hereby assigns to Lessee effective upon completion of the 1969, 1971, 1982A, 1983 and 1985 Improvements respectively and delivery of completion certificates as provided in Section 5, 5A, 5B, 5C and 5D hereof respectively, all right, title and interest of Lessor in and to any and all warranties, express or implied, made to Lessor under, in the case of the 1969, 1971, 1982A, 1983 and 1985
         Improvements, all construction and purchase contracts entered into with respect to such Improvements, and under any and all other construction or purchase contracts entered into by Lessor or otherwise accruing to the benefit of Lessor and pertaining to the Leased Property, together with the right to enforce the same for the benefit of Lessee and pertaining to the Leased Property, together with the right to enforce the same for the benefit of Lessee, either in the name of

         Lessor or Lessee or otherwise, and expressly subrogates Lessee to all of Lessor's rights of action and causes of action against the other parties to all such contracts. Lessee will indemnify Lessor against damage, loss or expense resulting from such enforcement and Lessee's efforts to enforce the same.

                 H. (a) Section 1(b) is amended by inserting immediately after the words "Section 5 or Section 5A or Section 5B or Section 5C" the first time they appear in Section 1(b) the words "or Section 5D" and by inserting immediately after words "Section 5, Section 5A or said Section 5B or said
Section 5C" the second time they appear in Section 1(b) the words "or said
Section 5D".

                 (b) Sections 4 (a) and 8 (a) (i) (2) (B) are amended by inserting immediately after the words "Section 5, Section 5A or Section 5B or
Section 5C" the words "or Section 5D".

                 I. The Sublease is further amended by deleting the words "Series 1963 Bonds, Series 1969 Bonds, Series 1971 Bonds and Series 1982A Bonds and Series 1983 Bonds" in each place in which they appear and by substituting therefor the words "Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, the Series 1983 Bonds and Series 1985 Bonds" and by deleting the words "Series 1983 Bonds, Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds or Series 1983 Bonds" where such words appear in Sections 9, 12, 14 and 19 of the Sublease and by substituting therefor the words "Series 1969 Bonds, Series
1971 Bonds, Series 1982A Bonds, Series 1983 Bonds or Series 1985 Bonds and by deleting the words "Series 1963 Bonds,

Series 1969 Bonds, Series 1971 Bonds or Series 1982A Bonds" where such words appear in Section 19 of the Sublease and by substituting therefor the words "Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1983 Bonds or Series 1985 Bonds."

                                   ARTICLE II

         On and after the date hereof, the term "Sublease" shall mean the Sublease dated as of June 24, 1958, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and this Eighth Amendment to the Sublease.

                                  ARTICLE III

 Except as herein amended, the Sublease shall be and remain in full force and effect.

                                   ARTICLE IV

         No trustee, director, officer or employee of either party hereto shall be held personally liable under or in connection with the execution of the terms or provisions or conditions of this Eighth Amendment to the Sublease.

                                   ARTICLE V

         American hereby consents to the assignment by the Trustees of any and all of their right under the Sublease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and this Eighth Amendment to the Sublease to J. Henry Schroder Bank & Trust Company, Bond Trustee as successor Trustee under the 1963 Indenture as supplemented by the First Supplemental Bond Indenture, dated as of December 1, 1969, the Second Supplemental Bond Indenture, dated as of June 1, 1971, the Third Supplemental Bond Indenture, dated as of December 1, 1982, the Fourth Supplemental Bond Indenture, dated as of April 1, 1983, and the Fifth Supplemental Bond Indenture, dated as of November 15, 1985, each between the Trustees and J. Henry Schroder Bank & Trust Company, Bond Trustee and American agrees to comply with the provisions of such assignment to the extent applicable to it. Lessee specifically approves and consents to the terms and provisions of the Fifth Supplemental Bond Indenture, dated as of November 15, 1985.

         IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment to the Sublease as of this fifteenth day of November, 1985.


                                               LESSOR

                                               TRUSTEES OF THE TULSA MUNICIPAL
                                               AIRPORT TRUST

                                               /s/ J.W. BATES, JR.
                                               --------------------------------
                                               J.W. Bates, Jr., Chairman


ATTEST:


/s/ J. RICHARD STUDENNY
- ------------------------------
Secretary

STATE OF OKLAHOMA         )
                          )  ss.
COUNTY OF TULSA           )

         The foregoing Eighth Amendment to the Sublease dated as of November 15, 1985, was acknowledged before me this 3rd day of December, 1985, by J. W. BATES, JR., Chairman of the Trustees of the Tulsa Municipal Airport Trust, a public trust, on behalf of the Trust.

         Subscribed and sworn to before me this 3rd day of December, 1985.


                                            /s/ [ILLEGIBLE]
                                            -----------------------------------
                                            Notary Public


My commission expires:
April 15, 1986

                                               LESSEE


                                               AMERICAN AIRLINES, INC.


                                               By /s/ F. DIXON MCELWEE, JR.
                                                 ------------------------------
                                                  Vice President & Treasurer
                                                 ------------------------------
                                                  Title

ATTEST:


/s/ ANNE H. MCNAMARA
- ------------------------------
Secretary



STATE OF TEXAS            )
                          ) ss.
COUNTY OF Tarrant         )

         Before me, Geneva Stegemann, a Notary Public in and for said State on this 2nd day of December, 1985, personally appeared F. Dixon McElwee, Jr., to me known to be the identical person who prescribed the name of American Airlines, Inc. thereof to the foregoing instrument as its V.P. & Treasurer, who being by me duly sworn, does depose and say that he is the Vice President & Treasurer of American Airlines, Inc., the corporation described herein for which executed the above instrument; that he knows the seal of said corporation; that said seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of such corporation, in that he signed his name thereto by like order, and acknowledged to me that the same was his free and voluntary act and deed and the free and voluntary act and deed of such corporation for the use and purposes therein set forth.

         Subscribed and sworn to before me this 2nd day of December, 1985.


                                            /s/ GENEVA STEGEMANN
                                            -----------------------------------
                                            Notary Public



My commission expires:
2/15/88
- ------------------------------

                                                               STATE OF OKLAHOMA
                                                                 TULSA COUNTY
                                                               FILED OR RECORDED

                                                              88 FEB 18 AM 10:45

                                                                JOAN HASTINGS
                                                              TULSA COUNTY CLERK

================================================================================





                        NINTH AMENDMENT TO THE SUBLEASE



                                 BY AND BETWEEN



                 TRUSTEES OF THE TULSA MUNICIPAL AIRPORT TRUST



                                      AND



                            AMERICAN AIRLINES, INC.



                          DATED AS OF JANUARY 1, 1988







================================================================================

                        NINTH AMENDMENT TO THE SUBLEASE

         This Agreement, dated as of the first day of January, 1988, by and between the Trustees of the Tulsa Municipal Airport Trust (hereinafter the "Trustees"), such Trust having been created and existing pursuant to the laws of the State of Oklahoma, and American Airlines, Inc., a Delaware corporation (hereinafter "American").

         For and in consideration of the mutual promises, terms, conditions and covenants herein contained, the parties hereto do hereby agree as follows:


                                   ARTICLE I

         The Sublease, dated as of June 24, 1958 (hereinafter the "Sublease"), by and between the then Trustees of the Tulsa Municipal Airport Trust (the Trustees and all predecessor and successor Trustees of the Tulsa Municipal Airport Trust hereinafter the "Trustees"), as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3905, Pages 1610-1637 on October 16, 1969), as amended by the First Amendment to the Sublease (hereinafter the "First Amendment"), dated as of May 1, 1963, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3341, Page 200, on May 16, 1963, as Exhibit A to the Bond Indenture, dated as of May 1, 1963, between the Trustees and The Bank of New York, bond trustee, as successor to Morgan Guaranty Trust Company of New York, in New York, New York, and IBJ Schroder Bank & Trust Company, in New York, New York, pursuant to which the Revenue Bonds, Series 1963, of such Trustees were issued, and as further amended by the Second Amendment to the Sublease (hereinafter the "Second Amendment"), dated as of December 1, 1969, by and between the Trustees, as Lessor and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 3912, Page 642 on December 22, 1969) and as further amended by the Third Amendment to the Sublease (hereinafter the "Third Amendment"), dated as of the 1st day of June, 1971, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3992, Page 419 on November 8, 1971) and as further amended by the Fourth Amendment to the Sublease (hereinafter the "Fourth Amendment"), dated as of the 9th day of September, 1974, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4958, Page 108 on December 22, 1982), and as further amended by the Fifth Amendment to the Sublease (hereinafter the "Fifth Amendment"), dated as of the 1st day of December, 1982, by and between the Trustees, as Lessor, and American, as

Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4658, Page 2225 on December 28, 1982), and as further amended by the Sixth Amendment to the Sublease (hereinafter the "Sixth Amendment"), dated as of the 1st day of April, 1983, by and between the Trustees, as Lessor and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4681, Page 421 on April 5, 1983), and as further amended by the Seventh Amendment to the Sublease (hereinafter the "Seventh Amendment"), dated as of November 17, 1983, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 4910, Page 218, on December 3, 1985), and as further amended by the Eighth Amendment to Sublease (hereinafter "Eighth Amendment"), dated as of November 15, 1985, by and between the Trustees, as Lessor, and American, as Lessee, (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 4910, Page 1764 on December 5, 1985). Such Sublease, as so amended, covers the following property (land and improvements collectively referred to as "Leased Property") in Tulsa County, Oklahoma:

                 (a) The following premises as revised by mutual agreement of the parties hereto (hereinafter sometimes called the "Base Premises") which Lessor leases pursuant to the Lease dated August 6, 1957, as amended, and pursuant to the Leases dated March 29, 1968 and July 31, 1969, as amended, in each case from the City of Tulsa to Lessor (such leases being hereinafter collectively called the

         "Ground Lease"), being 244.75 acres, more or less, bounded and described as follows:

         A tract of land in Sections 13 and 24, Township 20 North, Range 13 East, Tulsa County, Oklahoma;

         Commencing at the Northeast Corner of Section 24; Thence S 00 degrees-01'-42" W, along the East line of said Section, a distance of 1320.00 feet; Thence N 76 degrees-01'-30" W a distance of 51.53 feet to the Point of Beginning;

                 Thence N 76 degrees-01'-30" W a distance of 51.53; Thence S 00 degrees-01'-42" E a distance of 64.93; Thence S 89 degrees-58'-18" W a distance of 2490.00; Thence N 16 degrees-23'-59" W a distance of 998.78; Thence N 22 degrees-54'-49" E a distance of 3050.00; Thence S 89 degrees-51'-46" E a distance of 37.97; Thence S 00 degrees-47'-20" E a distance of 350.00; Thence S 89 degrees-30'-35" E a distance of 247.72; Thence N 13 degrees-48'-11" E a distance of 361.67; Thence S 89 degrees-51'-16" E a distance of 1017.66; Thence S 00 degrees-O1'-14" E a distance of 100.00; Thence S 89 degrees-51'-16" E a distance of 1270.77; Thence S 00 degrees-01'-24" E a distance of 285.87; Thence S 11 degrees-16'-36" W a distance of 51.03; Thence S 00 degrees-01'-24" E a distance of 430.10; Thence S 44 degrees-58'-36" W a distance of 42.43; Thence S 00 degrees-10'-24" E a distance of 50.00; Thence S 45 degrees-01'-24" E a distance of 42.43; Thence S 00 degrees-01'-24' E a distance of 359.90; Thence S 11 degrees-20'-24" E a distance of 50.96; Thence S 00 degrees-01'-24" E a distance of 700.00; Thence S 11 degrees-16'-36" W a distance of 50.03; Thence S 00 degrees-01'-24" E a distance of 450.00; Thence S 44 degrees-58'-36' W a distance of 70.71; Thence N 89 degrees-53'-37" W a distance of 10.90; Thence S 45 degrees-O1'-42" E a distance of 100.27; Thence S 11 degrees-O1'-42" E a distance of 1236.92;

         To the Point of Beginning;

less a parcel of land more particularly described as:

         Commencing at the northeast corner of the SE/4, Section 13, Township 20 North, Range 13 East, Indian Meridian, Tulsa County, Oklahoma, thence in a southerly direction along the centerline of Mingo Road which is the east line of Section 13, a distance of 287.50 feet, thence in a westerly direction along a line perpendicular to centerline of Mingo Road a distance of 673.71 feet to the Point of Beginning;

                 Thence in a southerly direction along a line parallel to the centerline of Mingo Road a distance of 372.66 feet;
                 Thence in a westerly direction along a line perpendicular to the centerline of Mingo Road a distance of 317.00 feet; Thence in a northerly direction along a line parallel to the centerline of Mingo Road a distance of 372.66 feet;
                 Thence in an easterly direction along a line perpendicular to the centerline of Mingo Road a distance of 317.00 feet to the Point of Beginning;

         said tract containing an area of approximately 2.71 acres;

and including a parcel of land containing an area of approximately 1.58 acres, more or less, to be utilized as a flight kitchen facility and more particularly described as follows:

         A parcel of land located in the Northeast 1/4, Section 26, Township 20 North, Range 13 East, Tulsa County, Oklahoma, more particularly described as follows:

         Commencing at the Southeast corner of said Section 26; thence N 00 degrees 03'36" W a distance of 3860.69; thence S 89 degrees 56'24" W a distance of 177.15 to the Point of Beginning:

                 Thence S 89 degrees 53'03" W a distance of 230.48; Thence N 00 degrees 06'57" W a distance of 200.86; Thence N 37 degrees 28'35" E a distance of 174.09; Thence S 52 degrees 31'25" E a distance of 233.83; Thence S 37 degrees 38'35" W a distance of 100.00; Thence S 00 degrees 06'57" E a distance of 116.92 to the Point of Beginning;

and further including at the option of Lessee, exercisable by written notice to Lessor in the event that Lessor shall obtain a leasehold interest therein, the following land and the improvements thereon (herein sometimes called the "Disposal Plant"):

                 All that lot consisting of approximately six (6) acres located in the SW 1/4 of Section 12, Township 20 North, Range 13 East, in Tulsa, Oklahoma, approximately one-half mile to the north of the above-described premises, on a portion of which there is situated a sanitary sewer disposal plant owned, as of the date of this Sublease, by the City of Tulsa, Oklahoma, together with such sewer line easements as may be required between the above-described premises and said lot and between said lot and Bird Creek, lying approximately two (2) miles to the North of said lot,

         which lot and easements, if leased by Lessor and subleased hereunder, shall be included in the term "Base Premises", except as the context may otherwise require;

                 (b) certain other buildings, improvements and fixtures, sometimes referred to in the Sublease as the "Improvements";

                 (c) a certain easement for the purpose of maintaining and operating a transit waste disposal line, located thereon and all rights in connection therewith or appurtenant thereto; and

                 (d) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing.

         The Sublease, as heretofore amended, is hereby further amended in the manner and to the extent as hereinafter set forth, effective as of the date on which the 1988 Adjustable Rate Revenue Obligations of Issuer (hereinafter ARROs) are delivered and paid for, as follows:

                 A.       Term.   Section 2 is amended by deleting the first
two sentences thereof and by substituting therefor the following:

                 (a) Term. The term of this Sublease commenced on June 24, 1958 and shall, unless terminated prior thereto as herein provided, expire at 12:00 noon, Tulsa time, January 31, 2038 (the "Lease Term") provided, however, that the term of this Sublease with respect to the 1988 Improvements as defined in Section 5E hereof, and the Base Premises Allocable to the 1988 Improvements, as defined below, shall, unless terminated prior thereto as herein provided, expire at 12:00 noon, Tulsa time, December 1, 2020. For the purposes of this Section 2 the term "Base Premises Allocable to the 1988 Improvements" shall mean
         (i) each piece of unimproved real property constituting a portion of the Base Premises upon which a specific separate and discrete 1988 Improvement which constitutes real property will be constructed; (ii) such piece of improved real property constituting a portion of the Leased Premises upon which Hangar No.1 is located to which certain 1988 Improvements will be made; (iii) such piece of improved real property constituting a portion of the Leased Premises upon which Hangar No. 2 is located to which certain 1988 Improvements will be made; (iv) such piece of improved real property constituting a portion of the Leased Premises upon which Hangar No. 3 is located to which certain 1988 Improvements will be made; (v) such piece of improved real property constituting a portion of the Leased Premises upon which Hangar No. 4 is located to which certain 1988 Improvements will be made; (vi) and such piece of improved real property constituting a portion of the Leased Premises upon which Hangar No. 5 is located to which certain 1988 Improvements will be made. The term of this Sublease as applied to all of the foregoing Base Premises Allocable to the 1988 Improvements and the 1988 Improvements to be made thereto or thereon is hereinafter collectively referred to as the "1988 Improvement Lease Term".

                 (b) Fair Market Value Renewal. Upon expiration of the 1988 Improvement Lease Term, the Lessee shall have the option to renew this Sublease with respect to all or any portion of the Base Premises Allocable to the 1988 Improvements and any 1988 Improvements to be made thereto or thereon which constitute real property (the "Improvements") for a period not exceeding the Lease Term at the fair market value of the Improvements (but without regard to the Base Premises Allocable to the 1988 Improvements) determined at the time of the renewal hereof. The fair market value of such Improvements shall be determined by an independent engineer, appraiser or other expert with expertise in the valuation of airport properties selected by the Lessor with the approval of the Lessee. In the event all or any portion of the Base Premises Allocable to the 1988 Improvements and related Improvements are leased to a party other than the Lessee, or a related party, the Trustees shall charge such party as rental for such Base Premises Allocable to the 1988 Improvements and related Improvements an amount at least equal to the fair market value of the Improvements and the Base Premises Allocable to the 1988 Improvements so leased, as determined above. The rental paid by such party representing the fair market value of the Base Premises Allocable to the 1988 Improvements shall be paid by Lessor to Lessee during the remainder of the Lease Term only as compensation for the loss of use of such surrendered Lease Term with respect to the Base Premises Allocable to the 1988 Improvements so leased to such third party. In the event all or any portion of the Base Premises Allocable to the 1988 Improvements is leased to a party other than Lessee, or a related party, the Lessee shall provide to such party access, or an easement for access to any portion of the Base Premises Allocable to the 1988 Improvements leased to such other party. The Lessee may charge a fair market rent for any easement or access that it provides in accordance with this provision.

                 (c) Option to Extend 1988 Improvements Lease Term. The 1988 Improvements Lease Term has been established on the basis of a term not more than 80% of the reasonably expected economic life of the 1988 Improvements. Notwithstanding the provisions of subsection (b) of this Section 2, the Lessee shall have the option to extend the 1988 Improvement Lease Term set forth in subsection 2 for a term not to exceed the shorter of (Y) 80% of the reasonably expected economic life of the 1988 Improvements, as revised in accordance with this subsection (c), and (x) the remainder of the Lease Term, in the event that the Lessee furnishes to the Lessee (i) an opinion of an independent engineer, appraiser or other expert having an expertise in the valuation of airport properties to the effect that the reasonably expected economic life of one or more of the 1988 Improvements is in fact longer than initially estimated in establishing the 1988 Improvements Lease Term and setting forth a revised estimate of the reasonably expected economic life or lives of the 1988 Improvement or 1988 Improvements and (ii) an opinion of Bond Counsel (as defined in the Sixth Supplemental Indenture, dated as of January 1, 1988 between the Lessor and the Bank, the Indenture as supplemented and amended by such First Supplemental Bond Indenture, such Second Supplemental Bond Indenture, such Third Supplemental Bond Indenture, such Fourth Supplemental Bond Indenture, such Fifth Supplemental Bond Indenture and such Sixth Supplemental Indenture is hereinafter referred to as the "Supplemented Indenture") to the effect that such extension of the 1988 Improvement Lease Term will not have an adverse effect on the exclusion of interest on the ARROs as defined in Section 3(b) hereof from gross income for federal income tax purposes.

                 (d)      Obligation to Continue Rental Payments.   Nothing in
         this Section 2 shall affect Lessee's obligation to pay rentals under subsection (b) Section 3 hereof sufficient to pay principal of premium, if any, and interest on the Bonds when due and payable and to pay the base ground rental referred to in paragraph (iv) of subsection
         (a) of Section 3.

                 (e) No notice to quiet possession at the expiration of the final term of this Lease shall be necessary, and Lessee covenants peaceably to surrender possession of the Leased Property on or before the expiration date.

                 B. Section 3(a) is hereby amended by deleting subparagraph (iv) thereof and by substituting therefor the following:

         (iv) For the period of the term the base "ground rentals" payable in advance on February 1 of each year thereof shall be as follows:

           February 1, 1988 through January 31, 1990       $115,875.00
           February 1, 1990 through January 31, 1993        122,828.00
           February 1, 1993 through January 31, 1998        135,111.00
           February 1, 1998 through January 31, 2003        148,622.00
           February 1, 2003 through January 31, 2008        163,484.00
           February 1, 2008 through January 31, 2013        179,832.00
           February 1, 2013 through January 31, 2018        197,816.00
           February 1, 2018 through January 31, 2023        217,597.00
           February 1, 2023 through January 31, 2028        239,357.00
           February 1, 2028 through January 31, 2033        263,293.00
           February 1, 2033 through January 31, 2038        289,622.00

                 C.       Section 3 is amended by deleting subsections (b) and
(bb) thereof and by substituting therefor the following:

                 (b) In addition to the payments contracted for in subsection 3(a) above, Lessee will pay Lessor, with respect to each Bond Year (as defined below), commencing on the first day of the month following the effective date of the Ninth Amendment to the Sublease and continuing until the Terminal Date (as defined below) additional rentals per annum equal to the Annual Principal and Interest Requirement (as defined below) for such Bond Year on (i) the Revenue Bonds, Series 1969, of Lessor (hereinafter referred to as the "Series 1969 Bonds") issued pursuant to the terms of the Bond Indenture and the First Supplemental Bond Indenture, dated as of December 1, 1969 between Lessor and the Bank, (ii) the Revenue Bonds, Series 1971, of Lessor (hereinafter referred to as the "Series 1971 Bonds") issued pursuant to the terms of the Indenture and the Second Supplemental Bond Indenture, dated as of June 1, 1971, between Lessor and the Bank,
         (iii) the Revenue Bonds, Series 1982A, of Lessor (hereinafter referred to as Series 1982A Bonds") issued pursuant to the terms of the Indenture and the Third Supplemental Bond Indenture, dated as of December 1, 1982 between Lessor and the Bank, (iv) the Revenue Bonds, Series 1985, of Lessor (hereinafter referred to as

         "Series 1985 Bonds") issued pursuant to the terms of the Indenture and the Fifth Supplemental Bond Indenture, dated as of November 15, 1985 between Lessor and the Bank, and (v) the 1988 Adjustable Rate Revenue Obligations (herein referred to as "ARROs") issued pursuant to the terms of the Indenture and the Sixth Supplemental Indenture. Such additional rentals shall be payable by Bond Periods (as defined below) in advance in equal monthly installments on the first day of each month in such Bond Period, so that there is paid during each Bond Period an amount equal to the Semiannual Principal and Interest Requirement (as defined below) for such Bond Period, except, that additional rentals payable with respect to interest on ARROs prior to the Conversion Date shall be payable as follows: with respect to ARROs, other than ARROs which have Interest Payment Dates (as defined in the Sixth Supplemental Indenture) occurring at intervals of one month or less, an amount on the first day of each month such that, if the same amount were so credited on the first day of each succeeding month thereafter, the aggregate of such amounts on credit to the Bond and Interest Fund on the next succeeding Interest Payment Date will be equal to the amount required to pay the installment of interest falling due on ARROs on such Interest Payment Date, or to reimburse the Support Bank (as defined in the Sixth Supplemental Indenture) for a draw on, or borrowing or payment under, the Support Facility (as defined in the Sixth Supplemental Indenture) made to provide funds for payment of the installment of interest falling due on ARROs on such Interest Payment Date; and with respect to ARROs which have Interest Payment Dates occurring at intervals of one month or less, an amount sufficient to pay the installment of interest payable on ARROs on the next succeeding Interest Payment Date or to reimburse the Support Bank for a draw on or borrowing or payment under, the Support Facility made to provide funds for the payment of the interest payable on the ARROs on such Interest Payment Date which shall be payable as follows: with respect to ARROs bearing interest at a Commercial Paper Rate or a Monthly Rate (as defined in the Sixth Supplemental Indenture) such payment shall be made on each Interest Payment Date and with respect to ARROs bearing interest at a Daily Rate or a Weekly Rate (as defined in the Sixth Supplemental Indenture) such payment shall be made on the first Business Day (as defined in the Sixth Supplemental Indenture) or each month on or prior to such Interest Payment Date, provided further that Lessee, if not then in default hereunder, may in any Bond Year beginning with the Bond Year commencing as of December 1, 1987 credit against the additional rentals provided for in this subsection (b):

                 (i) the amount of any balance transferred by the Bank pursuant to the terms of the Supplemented Indenture from any bond retirement fund established thereunder to any fund so established the moneys of which are to be used for the payment of principal of and interest and premium, if any, the Series 1969 Bonds, the Series 1971 Bonds, the Series 1982A Bonds, the Series 1985 Bonds or the ARROs (hereinafter collectively referred to as the "Bonds"), or any combination thereof, which credit shall be applied against the installment or installments of additional rentals provided for in this subsection (b) next coming due, if and to the extent that such credit would not result on the next succeeding June 1 or December 1, as the case may be, or Interest Payment Date with respect to ARROs, in the moneys in any such latter fund available therefor being insufficient to pay the interest and principal, if any, due on such June 1 or December 1 as the case may be, or Interest Payment Date with respect to ARROs, or to redeem Bonds at the times and to the extent required by the Supplemented Indenture, and

                 (ii) the amount of any credit determined pursuant to subsection 3(d).

                 All amounts payable pursuant to this subsection 3(b) shall be payable notwithstanding the change in lease term referred to in Section 2, the expiration of the 1988 Improvement Lease Term, the inability of Lessee, or a related party, to use or make use of any portion of the Base Premises upon expiration of the 1988 Improvement Lease Term or the letting of any portion of the Base Premises to a party other than Lessee, or a related party, upon expiration of the 1988 Improvement Lease Term.

                 The term "Bond Year" shall mean each period of twelve months beginning on June 1 during the period beginning as of December 1, 1987 and continuing until the Terminal Date. The term "Bond Period" shall mean each period of six months beginning on June 1 or December 1 during any Bond Year. The term "Semiannual Principal and Interest Requirement" with respect to any Bond Period shall mean the interest on the Bonds accrued and payable on any Interest Payment Date during or immediately following such Bond Period plus any amount required on the December 1 or June 1, as the case may be, following such Bond Period on account of principal to pay the Bonds at the stated maturities thereof and on account of principal and premium, if any, to redeem or prepay the Bonds pursuant to any mandatory sinking fund or redemption requirement applicable thereto.

                 The term "Annual Principal and Interest Requirement" with respect to any Bond Year shall mean the sum of the Semi-annual Principal and Interest Requirements with respect to the

Bond Periods comprising such Bond Year. The Semiannual Principal and Interest Requirement for each Bond Period shall be determined as of the beginning of such Bond Period.

                 The term "Terminal Date" shall mean the first date on which the aggregate of all moneys held by the Bank in any bond reserve fund or otherwise under the Supplemented Indenture and then available for the payment of interest and premium, if any, on and principal of the Bonds shall equal or exceed the amount required to redeem or pay all the Bonds at the time outstanding (including principal, redemption premium, if any, and interest to their stated maturities or to the next date or dates on which such Bonds may be callable for redemption, whichever is the earlier).

                 (bb) In addition to the payments contracted for in Subsections 3(a), 3(aa) and 3(b) above, Lessee will pay Lessor for deposit by the Bank in the Reserve Fund or Special Reserve (as defined in the Sixth Supplemental Indenture):

                 (i) the initial funding amount, if any, as provided in the Supplemented Indenture required to be accumulated in the Reserve Fund or Special Reserve with respect to each Series of Bonds from amounts on deposit in the Project Fund,

                 (ii) the amount required to be deposited in the Reserve Fund or Special Reserve in the event of any deficiency therein; and

                 (iii) the amount necessary to fully fund the Reserve Fund with respect to all Bonds on the Conversion Date (as defined in the Sixth Supplemental Indenture),

provided that, if not then in default hereunder, Lessee may at its option in any Bond Period credit against the additional rentals provided for in this subsection the amount of any moneys on deposit in the Reserve Fund or Special Reserve at the commencement of such Bond Period (other than moneys previously paid as additional rental pursuant to this subsection) to the extent that such moneys shall not theretofore have been used for purposes of any such credit. Such rental shall be payable in advance in equal monthly installments on the first day of each month in such Bond Period.

                 D. Section 3 is amended by deleting subsection (c) thereof and by substituting therefor the following:

                 (c) In addition to such payment, Lessee shall pay as further additional rental the fees, expenses and charges of the Bank, any Co-Bond Trustee, Purchase Trustee, Remarketing Agent (as defined in the Sixth Supplemental Indenture), any registrar and of any paying agents incurred under or pursuant to the Indenture (including any expenses of the Bank and any Co-Bond Trustee incurred pursuant to the Indenture in the enforcement of any of the rights and remedies of the Bank, and any Co-Bond Trustee and the Bond holders thereunder) and also the amount of any net losses suffered in connection with the investment pursuant to the Indenture by the Bank or any Co-Bond Trustee of funds held by it thereunder or by the Purchase Trustee under the Purchase Trust Agreement, but only to the extent necessary to make up any deficiencies thereunder. Any such fees, expenses, charges and net losses shall be paid by Lessee within thirty (30) days after the receipt of a requisition from Lessor or the Bank or any Co-Bond Trustee under the Indenture for such additional amounts.

                 E. Section 3 is amended by adding the following subsection (i):

                 (i) The Lessee has entered into a Bond Purchase Trust Agreement dated as of January, 1988 between itself, The Bank of New York, in its separate corporate capacity as Purchase Trustee thereunder and not in any other capacity under the Indenture, for the benefit of the registered owners of the ARROs. Pursuant to such agreement Lessee has, subject to the terms and conditions provided therein, provided the registered owners of the ARROs certain rights and benefits and has agreed to pay the Purchase Trustee for deposit in the Bond Purchase Fund established under the Bond Purchase Trust Agreement an amount equal to the purchase price on all ARROs to the extent such purchase price is not paid from remarketing proceeds or the proceeds of a draw on, or borrowing or payment under, the Support Facility (as defined in the Sixth Supplemental Bond Indenture. Lessee hereby covenants and agrees that it will enter into the aforesaid Bond Purchase Trust Agreement and shall comply with the terms and provisions thereof and perform all of its duties and obligations thereunder. Lessor agrees to provide a summary of the rights, terms and conditions provided in, and references to the provisions regarding, the Bond Purchase Trust Agreement in the Sixth Supplemental Bond Indenture and in the form of the ARROs. Notwithstanding herein or in the Indenture to, it is expressly understood that the rights provided to registered owners of the ARROs under the aforesaid Bond Purchase Trust Agreement do not constitute rights of such registered owners under the Indenture, as amended and supplemented, or under such ARROs. Lessee shall pay as further additional rental all amounts payable under the Bond Purchase Trust Agreement. It is further expressly understood that any moneys payable by the Lessee pursuant to the Bond Purchase Trust Agreement are not payable to the Trustees hereunder and are not subject to the lien of the Indenture.

                 The Lessee has entered into a Reimbursement Agreement (the "Reimbursement Agreement") dated as of January 1,

1988, between itself and each of Societe Generale, acting through its Houston Agency, The Mitsubishi Bank, Limited, acting through its Houston Agency, the Fuji Bank, Limited, acting through its Houston Agency and The Sumitomo Bank, Limited, acting through its Houston Agency, as issuers of the Letter of Credit, and its successors and assigns (collectively, the "Support Bank") providing for the issuance of a letter of credit (the "Letter of Credit") thereunder for the benefit of the registered owners of the ARROs. Except as otherwise provided in the Sixth Supplemental Bond Indenture, payments of interest on and principal of ARROs will be paid directly to the registered owners of the ARROs pursuant to a draw on the Letter of Credit and will be subject to reimbursement of the
Support Bank by the Lessee pursuant to the Reimbursement Agreement.   Payments
of the purchase price of ARROs (consisting of the principal amount thereof, accrued interest, if any, and premium, if any thereon) subject to optional or mandatory tender for purchase in accordance with the Sixth Supplemental Bond Indenture shall be paid with the proceeds of a draw on the Letter of Credit in the event the proceeds of a remarketing of such ARROs are insufficient to make such payment. Any such draw shall be subject to reimbursement of the Support Bank by the Lessee pursuant to the Reimbursement Agreement. Other fees, charges and expenses are also payable by the Lessee to the Support Bank. Lessee shall pay as further additional rental the fees, charges and expenses of the Support Bank and all amounts subject to reimbursement pursuant to the Reimbursement Agreement. Lessee shall also pay as further additional rental all amounts payable, including any fees, charges and expenses, under any Support Facility (as defined in the Sixth Supplemental Indenture). It is further expressly understood that any moneys payable by the Lessee pursuant to the Reimbursement Agreement are not payable to the Trustees hereunder and are not subject to the lien of the Indenture.

                 E. The references to "Section 5E" and "5E" referred to in the first and third lines respectively of Section E of the Eighth Amendment to the Sublease are hereby amended to read "Section 5D" and "5D" respectively and the reference to "Section 5D" in the second line of said Section E is hereby amended to read "Section 5C". A new Section 5E is inserted immediately following Section 5D, as follows:

                 5E. Construction, Acquisition or Installation of 1988 Improvements.

         The ARROs are being issued for the purpose of providing long-term financing for a portion of the cost of construction and installation at the Base of additional facilities and equipment, including the facilities, equipment, improvements, betterments and additions referred to in Exhibit A attached hereto. The cost of construction and installation of such facilities may exceed the funds made available from the proceeds of the sale of the ARROs. The Lessee shall develop plans and specifications for such additional facilities and equipment and for such purpose may retain, subject to the written approval of the Lessor, an architect or firm of architects (which may be staff of the Lessee) (all improvements and equipment constructed, acquired or installed pursuant to such plans and specifications being herein referred to as the "1988 Improvements"). In the event that the proceeds of the ARROs are not sufficient to pay the additional or excess costs, Lessee shall pay the cost of the facilities in excess of the funds available from the ARROs and any excess cost of that part of the 1988 Improvements, not constituting personal property or equipment, shall be paid promptly, from time to time, by Lessee to the Bank upon receipt by Lessee of duplicate originals or certified copies of certificates of said architects that labor and material has been furnished and money is due and owing therefor, and such excess cost of that part of the 1988 Improvements, constituting personal property and equipment shall be paid promptly, from time to time, by Lessee, to the Bank as soon as each item of such personal property and equipment is installed. Lessor and Lessee shall have the right to inspect the construction and installation of work contemplated hereby at all reasonable times and to inspect during regular business hours, all books, records, plans and specifications of the other party hereto and other data relating thereto or to the cost thereof. At such time as the 1988 Improvements are ready for use or occupancy, Lessor and Lessee shall deliver to the Bank (i) a certificate of Lessor, countersigned by such architects, stating that the 1988 Improvements are ready for use or occupancy by Lessee, stating the date on which such readiness occurred, setting forth in reasonable detail the final cost of the construction, acquisition or installation of the 1988 Improvements and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1988 Construction Fund (as defined in the Supplemented Indenture) to pay all such final costs in full; and (ii) a certificate of Lessee stating that the 1988 Improvements have been constructed, acquired and installed and are ready for use or occupancy by Lessee and stating the final costs of the construction, acquisition or installation of the 1988 Improvements and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1988 Construction Fund to pay all such final costs in full. In the event the Lessee determines that all or part of the construction and installation of the work contemplated hereby is not required, then, notwithstanding the foregoing, in lieu of the certificates required by clauses (i) and (ii) of the preceding sentence of this Section 5E the Lessee shall deliver to the Lessor and the Bank a certificate stating that by proper corporate action the Lessee has determined that all or part of the 1988 Improvements are not required; setting forth those portions of the 1988 Improvements to which such determination applies; stating the portion of the 1988 Improvements which have been or will be constructed, acquired or installed and the date such portion of the 1988 Improvements are expected to be ready for use and occupancy by the Lessee; stating the final cost of the construction, acquisition and installation of that portion of the 1988 Improvements completed or to be completed, and stating that such final costs have been paid in full, or in the event that such final costs have not been paid in full, the amount to be retained in the 1988 Construction Fund to pay all such final costs in full; stating that the construction, acquisition and installation of that portion of the 1988 Improvements completed or to be completed will not impair the operation of the Base as a complete integral functional unit; and evidencing the concurrence of the aforesaid architects with respect to the matters set forth in such certificate (except such architects need not concur with respect to that portion of the certificate relating to the corporate action making the determination that all or part of the 1988 Improvements are not required). In the event that the certificates of Lessor and Lessee required to be delivered by clauses (i) and (ii) of the sixth sentence of this Section 5E or the certificate issued in lieu of such certificates required to be delivered by the seventh sentence of this Section 5E shall not state therein that all final costs have been paid in full, as promptly as practical after such time as all final costs of the construction, acquisition and installation of the 1988 Improvements shall have been paid in full, Lessor and Lessee shall each deliver to the Bank, a certificate to such effect. Lessee agrees that all work (including such construction, acquisition and installation) under any construction and acquisition contracts consented to by Lessor or such other agreements are undertaken by Lessee as Agent on behalf of Lessor, and the 1988 Improvements are the property of Lessor. Lessee agrees it will not enter into any amendment of any contract or such other agreements without the prior approval of the Lessor, which approval shall not be unreasonably withheld.

                 F. A new paragraph shall be added to Section 6 as follows:

                 The Lessee hereby covenants that so long as any ARROs shall be outstanding, the Lessee shall comply with all applicable provisions of Sections 103 and 141-150 of the Internal Revenue Code of 1986, as amended (the "Code") and all applicable regulations of the Internal Revenue Service proposed and promulgated thereunder.

                 The Lessee covenants and agrees that the proceeds of the ARROs will be applied such that the facilities financed from the proceeds of at least ninety-five percent (95%) of the ARROs will qualify as airport facilities within the meaning of Section 142(a)(1) of the Code and application of the proceeds of the ARROs will not result in more than five percent (5%) of the aggregate amount of expenditures from the 1988 Construction Fund at any time being used for a facility which would not be exempt under such Section 142(a)
(1), for issuance expenses in excess of 2% of the proceeds of the ARROs or for working capital or for property of a character not subject to the allowance for depreciation. The Lessee will not cause or permit any plans and specifications for the facilities to be financed from the proceeds of the ARROs to be changed or revised, or such facilities to be operated, maintained, repaired or renovated, in a manner such that such facilities to be financed from the proceeds of at least ninety-five percent (95%) of the proceeds of the ARROs will not qualify as airport facilities within the meaning of Section 142(a)
(1) of the Code, or take any other action which would cause the loss of the exclusion of interest on any ARROs from gross income for federal income tax purposes.

                 The Lessee hereby irrevocably elects not to claim depreciation and an investment tax credit with respect to the 1988 Improvements in accordance with Section 142(b)(1)(B)(i) of the Code. This election shall be binding on the Lessee and all successors in interest hereunder.

                 In order to ensure compliance by the Lessor and the Lessee with the tax covenants set forth above and with the provisions of Section 148(f) of the Code, the Lessor, the Lessee and Bank of Oklahoma, N.A., as Co-Bond Trustee for the ARROs have entered into an Arbitrage Agreement, dated as of February 18, 1988. The Lessee hereby agrees to pay, or cause to be paid, as additional rent under this Sublease, directly to the United States the rebate payments required to be paid to the United States in the amounts and at the times provided in such Arbitrage Agreement and in Section 148(f) of the Code and the Treasury Regulations promulgated or to be promulgated thereunder to the extent such amounts are not paid from earnings on amounts held in the 1988 Construction Fund.

                 G. The second paragraph of Section 9 is deleted in its entirety and the following paragraph is inserted in lieu thereof:

                 Lessor hereby assigns to Lessee effective upon completion of the 1969, 1971, 1982A, 1983, 1985 and 1988 Improvements respectively and delivery of completion certificates as provided in Section 5, 5A, 5B, 5C and 5D hereof respectively, all right, title and interest of Lessor in and to any and all warranties, express or implied, made to Lessor under, in the case of the 1969, 1971, 1982A, 1983, 1985 and 1988 Improvements, all construction and purchase contracts entered into with respect to such Improvements, and under any and all other construction or purchase contracts entered into by Lessor or otherwise accruing to the benefit of Lessor and pertaining to the Leased Property, together with the right to enforce the same for the benefit of Lessee and pertaining to the Leased Property, together with the right to enforce the same for the benefit of Lessee, either in the name of Lessor or Lessee or otherwise, and expressly subrogates Lessee to all of Lessor's rights of action and causes of action against the other parties to all such contracts. Lessee will indemnify Lessor against damage, loss or expense resulting from such enforcement and Lessee's efforts to enforce the same.

                 H. (a) Section 1(b) is amended by inserting immediately after the words "Section 5 or Section 5A or Section 5B or Section 5C or Section 5D" the first time they appear in Section 1(b) the words "or Section 5E" and by inserting immediately after words "Section 5, Section 5A or said Section 5B or said Section 5C or Section 5D" the second time they appear in Section 1(b) the words "or said Section 5E".

                          (b)     Sections 4(a) and 8(a)(i)(2)(B) are amended
by inserting immediately after the words "Section 5, Section 5A or Section 5B or Section 5C or Section 5D" the words "or Section 5E".

                 I. The Sublease is further amended by deleting the words "Series 1963 Bonds, Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1983 Bonds and Series 1985 Bonds" in each place in which they appear and by substituting therefor the words "Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1985 Bonds and ARROs" and by deleting the words "Series 1963 Bonds, Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1983 Bonds or Series 1985 Bonds" where such words appear in Sections 9, 12, 14 and 19 of the Sublease and by substituting therefor the words "Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1985 Bonds or ARROs.".

                                   ARTICLE II

                 On and after the date hereof, the term "Sublease" shall mean the Sublease dated as of June 24, 1958, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and this Ninth Amendment to the Sublease.

                                  ARTICLE III

                 Except as herein amended, the Sublease shall be and remain in full force and effect.

                                   ARTICLE IV

                 No trustee, director, officer or employee of either party hereto shall be held personally liable under or in connection with the execution of the terms or provisions or conditions of this Ninth Amendment to the Sublease.

                                   ARTICLE V

                 Lessee hereby consents to the assignment by the Trustees of any and all of their right under the Sublease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and this Ninth Amendment to the Sublease to The Bank of New York, Bond Trustee as successor Trustee under the 1963 Indenture as supplemented by the First Supplemental Bond Indenture, dated as of December 1, 1969, the Second Supplemental Bond Indenture, dated as of June 1, 1971, the Third Supplemental Bond Indenture, dated as of December 1, 1982, the Fourth Supplemental Bond Indenture, dated as of April 1, 1983, the Fifth Supplemental Bond Indenture, dated as of November 15, 1985, the Sixth Supplemental Bond Indenture, dated as of January 1, 1988, each between the Trustees and The Bank of New York, Bond Trustee and Lessee agrees to comply with the provisions of such assignment to the extent applicable to it. Lessee specifically approves and consents to the terms and provisions of the Sixth Supplemental Bond Indenture, dated as of January 1, 1988.

                 The Sixth Supplemental Indenture provides for the taking of certain actions with respect to the ARROs by the Trustees at the request of the Company. The Trustees hereby agree to and shall comply with any such request to the extent permitted by law. The Secretary is hereby authorized on behalf of the Trustees, and shall be deemed, to grant and agree to any such request, and shall provide evidence of such consent in such manner and at such times as the Company may reasonably request, upon receipt of (i) the opinion of Bond Counsel if required in connection with such action under the Sixth Supplemental Indenture to the effect that taking such action will not violate the Act (as defined in the Sixth Supplemental Indenture), or (ii) if an opinion of Bond Counsel is not required in connection with such action, the secretary may rely upon the advice of counsel to the Lessor in such form as the secretary shall deem appropriate. In the event Bond Counsel or counsel to the Lessor is unable to deliver such opinion or in unable to deliver such opinion without further action of the Trustees, the Trustees hereby agree to use their best efforts to take such action by the time requested by the Company as may be required to grant and agree to the Company's request.

                 IN WITNESS WHEREOF, the parties hereto have executed this Ninth Amendment to the Sublease as of this first day of January, 1988.

                                        LESSOR

                                        TRUSTEES OF THE TULSA MUNICIPAL
                                        AIRPORT TRUST

                                        /s/ J. W. BATES, JR.
                                        ----------------------------------------
                                        J. W. Bates, Jr., Chairman


ATTEST:

/s/ J. RICHARD STUDENNY
- ----------------------------------
Secretary


STATE OF OKLAHOMA         )
                          )       ss.
COUNTY OF TULSA           )

                 The foregoing Ninth Amendment to the Sublease dated as of January 1, 1988, was acknowledged before me this 11th day of February, 1988, by J. W. BATES, JR., Chairman of the Trustees of the Tulsa Municipal Airport Trust, a public trust, on behalf of the Trust.

       Subscribed and sworn to before me this 11th day of February, 1988.

                                        /s/ PAULA S. MCDANIEL
                                        ----------------------------------------
                                        Paul S. McDaniel
                                        Notary Public

My commission expires:

April 15, 1990
- ----------------------

                                     LESSEE

                                     AMERICAN AIRLINES, INC.

                                     By /s/ DOUGLAS A. HACKER
                                        -------------------------------------
                                        Douglas A. Hacker
                                        Title: Vice President and Treasurer


ATTEST:

/s/ C.D. NEARLETT
- ----------------------------------
Secretary

STATE OF TEXAS            )
                          )       ss.
COUNTY OF TARRANT         )

                 Before me, Geneva Stegemann, a Notary Public in and for said State on this 15th day of February, 1988, personally appeared Douglas A. Hacker, to me known to be the identical person who prescribed the name of American Airlines, Inc. thereof to the foregoing instrument as its Vice President, who being by me duly sworn, does depose and say that he is the Vice President of American Airlines, Inc., the corporation described herein for which executed the above instrument; that he knows the seal of said corporation; that said seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of such corporation, in that he signed his name thereto by like order, and acknowledged to me that the same was his free and voluntary act and deed and the free and voluntary act and deed of such corporation for the use and purposes therein set forth.

         Subscribed and sworn to before me this 15th day of February, 1988.

                                        /s/ GENEVA STEGEMANN
                                        ----------------------------------------
                                        Notary Public

My commission expires:

February 15, 1992
- ---------------------

                                                                       EXHIBIT A

1.   Turbine Engine Building                              $23.6 Million 45 Years
     Construction of 200,000 sq/ft of space to accommodate engine shops, landing gear shops and machine process shops to product/process approximately 300 engines annually.

2.   Support Shop Building                                $21.3 Million 45 Years
     A 270,000 sq/ft facility to house a new seat shop for wide body aircraft seats and to provide space for shops which will be moved from Hangar 1.

3.   Supply Services Warehouse                            $10.3 Million 60 Years
                                                          $ 7.1 Million 12 Years
     A 120,000 sq/ft facility with an automated storage and retrieval system store and access to the large quantity of various parts required for aircraft and engine maintenance.

4.   Facilities Maintenance Building                      $ 4.0 Million 45 Years
     A 50,000 sq/ft facility to house the support functions for the maintenance base such as automotive repair, tool repair, and carpentry shop.

5.   Parking                                              $ 1.7 Million 20 Years
     The construction of 1,800 parking spaces required due to the use of existing parking areas as construction sites for new buildings.

6.   Fire Protection Facility                             $ 1.5 Million 45 Years
     Construction of new pump house to supply fire protection capabilities for the new base facilities.

7.   Fleet Service Building                               $ 1.2 Million 45 Years
     A 14,000 sq/ft facility for the maintenance base work face.

8.   Flammables and Barrel Storage Building               $ 1.1 Million 45 Years
     A 12,200 sq/ft facility to safely house and contain flammable and hazardous materials.

9.   Fuel Farm                                            $ 1.0 Million 22 Years
     A series of tank storage and transfer facilities for 185,000 gallons of jet fuel, 20,000 gallons of gasoline and 1,000 gallons of propane.

10.  Hangar #1 and Core                                   $14.8 Million 45 Years
     The creation of new side opening doors and three additional aircraft docking positions in the hangar, as well as renovation of other areas of the hangar.

11.  Hangar #4 and Core                                   $13.5 Million 45 Years
     The construction of two new aircraft docking positions, shop space, and shipping/receiving areas.

12.  Hangars #2, 3 and 5                                  $11.6 Million 45 Years
     Installation of new concrete flooring, plumbing, lighting and fire protection facilities. Construction of tool rooms, loading areas and office space.

13.  Engine Test Cells #1 and 2                           $ 7.1 Million 45 Years
     Renovation and upgrading of engine test cells. Construction of a preparation area and thrust reverse shop.

The $20.2 million equipment portion of the project is comprised of two types of equipment:

1.   Boeing 767 Support Equipment                         $15.0 MM      12 Years
     Equipment for engine, airframe and avionics testing and maintenance.

2.   Utilities Equipment                                  $ 5.2 MM      22 Years
     Air compressors, boilers, and chiller units to provide compressed air, steam, and chilled water necessary to support the new facilities.

                                                      STATE OF OKLAHOMA
                                                         TULSA COUNTY
                                                      FILED OR RECORDED
                                                      91 APR 26  PM 2:48
                                                        JOAN HASTINGS
                                                      TULSA COUNTY CLERK



================================================================================



                        TENTH AMENDMENT TO THE SUBLEASE






                                 by and between


                 TRUSTEES OF THE TULSA MUNICIPAL AIRPORT TRUST

                                      and

                            AMERICAN AIRLINES, INC.






                           DATED AS OF APRIL 1, 1991





================================================================================

                        TENTH AMENDMENT TO THE SUBLEASE

         This Agreement, dated as of the first day of April, 1991, by and between the Trustees of the Tulsa Municipal Airport Trust (hereinafter the "Trustees"), such Trust having been created and existing pursuant to the laws of the State of Oklahoma, and American Airlines, Inc., a Delaware corporation (hereinafter "American").

         For and in consideration of the mutual promises, terms, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

                                   ARTICLE I

         The Sublease, dated as of June 24, 1958 (hereinafter the "Sublease"), by and between the then Trustees of the Tulsa Municipal Airport Trust (the Trustees and all predecessor and successor Trustees of the Tulsa Municipal Airport Trust hereinafter the "Trustees"), as Lessor, and American, as Lessee
(a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3905, Pages 1610-1637 on October 16, 1969), as amended by the First Amendment to the Sublease (hereinafter the "First Amendment"), dated as of May 1, 1963, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3341, Page 200, on May 16,
1963), as Exhibit A to the Bond Indenture, dated as of May 1, 1963, between the Trustees and The Bank of New York, bond trustee, as successor to Morgan
Guaranty Trust Company of New York, in New York, New York, and IBJ Schroder
Bank & Trust Company, in New York, New York, pursuant to which the Revenue Bonds, Series 1963, of such Trustees were issued, and as further amended by the Second Amendment to the Sublease (hereinafter the "Second Amendment"), dated as of December 1, 1969, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 3912, Page 642 on December 22, 1969) and as further amended by the Third Amendment to the Sublease (hereinafter the "Third Amendment"), dated as of the lst day of June, 1971, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3992, Page 419 on November 8, 1971) and as further amended by the Fourth Amendment to the Sublease (hereinafter the "Fourth Amendment"), dated as of the 9th day of September, 1974, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4958, Page 108 on December 22, 1982), and as further amended by the Fifth Amendment to the Sublease (hereinafter the "Fifth Amendment"), dated as of the lst day of December, 1982, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4658, Page 2225 on December 28, 1982), and as further amended by the Sixth Amendment to the Sublease (hereinafter the "Sixth Amendment"), dated as of the lst day of April, 1983, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4681, Page 421 on April 5, 1983), and as further amended by the Seventh Amendment to the Sublease (hereinafter the "Seventh Amendment"), dated as of November 17, 1983, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 4910, Page 218, on December 3, 1985), and as further amended by the Eighth Amendment to Sublease (hereinafter the "Eighth Amendment"), dated as of November 15, 1985, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 4910, Page 1764 on December 5, 1985), and as further amended by the Ninth Amendment to the Sublease (hereinafter the "Ninth Amendment"), dated as of January 1, 1988, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 5081, Page 915 on February 18, 1988). Such Sublease, as so amended, covers the following property (land and improvements collectively referred to as "Leased Property") in Tulsa County, Oklahoma:

         (a) The following premises as revised by mutual agreement of the parties hereto (hereinafter sometimes called the "Base Premises") which Lessor leases pursuant to the Lease, dated August 6, 1957, as amended, and pursuant to the Leases, dated March 29, 1968 and July 31, 1969, as amended, in each case from the City of Tulsa to Lessor (such leases being hereinafter collectively called the "Ground Lease"), being 244.75 acres, more or less, bounded and described as follows:

         A tract of land in Sections 13 and 24, Township 20 North, Range 13 East, Tulsa County, Oklahoma;

         Commencing at the North East Corner of Section 24; Thence S 00 degrees-01'-42" W, along the East line of said Section, a distance of 1320.00 feet; Thence N 76 degrees-011-30" W, a distance of 51.53 feet to the Point of Beginning;


         Thence  N 76 degrees-01'-30" W   a distance of 51.53;
         Thence  S 00 degrees-01'-42" E   a distance of 64.93;

              Thence S 89 degrees-58'-18" W a distance of 2490.00; Thence N 16 degrees-23'-59" W a distance of 998.78; Thence N 2 degrees-54'-49" E a distance of 3050.00; Thence S 89 degrees-51'-46" E a distance of 37.97; Thence S 00 degrees-47'-20" E a distance of 350.00; Thence S 89 degrees-30'-35" E a distance of 247.72; Thence N 13 degrees-48'-11" E a distance of 361.67; Thence S 89 degrees-51'-16" E a distance of 1017.66; Thence S 00 degrees-11'-14" E a distance of 100.00; Thence S 89 degrees-51'-16" E a distance of 1270.77; Thence S 00 degrees-01'-24" E a distance of 285.87; Thence S 11 degrees-16'-36" W a distance of 51.03; Thence S 00 degrees-01'-24" E a distance of 430.10; Thence S 44 degrees-58'-36" W a distance of 42.43; Thence S 00 degrees-10'-24" E a distance of 50.00; Thence S 45 degrees-01'-24" E a distance of 42.43; Thence S 00 degrees-01'-24" E a distance of 359.90; Thence S 11 degrees-20'-24" E a distance of 50.96; Thence S 00 degrees-O1'-24" E a distance of 700.00; Thence S 11 degrees-16'-36" W a distance of 50.03; Thence S 00 degrees-01'-24" E a distance of 450.00; Thence S 44 degrees-58'-36" W a distance of 70.71; Thence N 89 degrees-53'-37" W a distance of 10.90; Thence S 45 degrees-01'-42" E a distance of 100.27; Thence S 11 degrees-11'-42" E a distance of 1236.92;

         To the Point of Beginning;

less a parcel of land more particularly described as:

         Commencing at the northeast corner of the SE/4, Section 13, Township 20 North, Range 13 East, Indian Meridian, Tulsa County, Oklahoma, thence in a southerly direction along the centerline of Mingo Road which is the east line of Section 13, a distance of 287.50 feet, thence in a westerly direction along a line perpendicular to centerline of Mingo Road a distance of 673.71 feet to the Point of Beginning;

         Thence in a southerly direction along a line parallel to the centerline of Mingo Road a distance of 372.66 feet;
         Thence in a westerly direction along a line perpendicular to the centerline of Mingo Road a distance of 317.00 feet;
         Thence in a northerly direction along a line parallel to the centerline of Mingo Road a distance of 372.66 feet;
         Thence in an easterly direction along a line perpendicular to the centerline of Mingo Road a distance of 317.00 feet to the Point of Beginning;

said tract containing an area of approximately 2.71 acres, more or less;

and including a parcel of land containing an area of approximately 1.58 acres, more or less, to be utilized as a flight kitchen facility and more particularly described as follows:

         A parcel of land located in the Northeast 1/4, Section 26, Township 20 North, Range 13 East, Tulsa County, Oklahoma, more particularly described as follows:

         Commencing at the Southeast corner of said Section 26; thence N 00 degrees 03'36" W a distance of 3860.69; thence S 89 degrees 56'24" W a distance of 177.15 to the Point of Beginning;

          Thence S 89 degrees 53'03" W a distance of 230.48;
          Thence N 00 degrees 06'57" W a distance of 200.86;
          Thence N 37 degrees 28'35" E a distance of 174.09;
          Thence S 52 degrees 31'25" E a distance of 233.83;
          Thence S 37 degrees 38'35" W a distance of 100.00;
          Thence S 00 degrees 06'57" E a distance of 116.92 to the Point of Beginning;

and further including at the option of Lessee, exercisable by written notice to Lessor in the event that Lessor shall obtain a leasehold interest therein, the following land and the improvements thereon (herein sometimes called the "Disposal Plant"):

         All that lot consisting of approximately six (6) acres located in the SW 1/4 of Section 12, Township 20 North, Range 13 East, in Tulsa, Oklahoma, approximately one-half mile to the north of the above-described premises, on a portion of which there is situated a sanitary sewer disposal plant owned, as of the date of this Sublease, by the City of Tulsa, Oklahoma, together with such sewer line easements as may be required between the above-described premises and said lot and between said lot and Bird Creek, lying approximately two (2) miles to the North of said lot, which lot and easements, if leased by Lessor and subleased hereunder, shall be included in the term "Base Premises", except as the context may otherwise require;

         (b) certain other buildings, improvements and fixtures, sometimes referred to in the Sublease as the "Improvements";

         (c) a certain easement for the purpose of maintaining and operating a transit waste disposal line, located thereon and all rights in connection therewith or appurtenant thereto; and

         (d) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing.

                 The Sublease, as heretofore amended, is hereby further amended in the manner and to the extent as hereinafter set forth, effective as of the date on which the Series 1991 Revenue Bonds of the Trustees (hereinafter the Series 1991 Bonds) are delivered and paid for, as follows:

                 A.       Term. Section 2 is amended by deleting paragraphs
(d) and (e) thereof and adding the following:

         (d) Notwithstanding the Lease Term, the term of this Sublease with respect to the 1991 Improvements as defined in Section 5F hereof, and the Base Premises Allocable to the 1991 Improvements, as defined below, shall, unless terminated prior thereto as herein provided, expire at 12:00 noon, Tulsa time, January 1, 2027. For the purposes of this Section 2 the term "Base Premises Allocable to the 1991 Improvements" shall mean (i) each piece of unimproved real property constituting a portion of the Base Premises upon which a specific separate and discrete 1991 Improvement which constitutes real property will be constructed; and (ii) each piece of improved real property constituting a portion of the Leased Premises upon or in which any 1991 Improvements will be constructed, installed or added. The term of this Sublease as applied to all of the foregoing Base Premises Allocable to the 1991 Improvements and the 1991 Improvements to be made thereto or thereon is hereinafter collectively referred to as the "1991 Improvement Lease Term".

         (e) Fair Market Value Renewal. Upon expiration of the 1991 Improvement Lease Term, the Lessee shall have the option to renew this Sublease with respect to all or any portion of the Base Premises Allocable to the 1991 Improvements and any 1991 Improvements to be made thereto or thereon which constitute real property (the "Base Improvements") for a period not exceeding the Lease Term at the fair market value of the Base Improvements (but without regard to the Base Premises Allocable to the 1991 Improvements) determined at the time of the renewal hereof. The fair market value of such Base Improvements shall be determined by an independent engineer, appraiser or other expert with expertise in the valuation of airport properties selected by the Lessor with the approval of the Lessee. In the event all or any portion of the Base Premises Allocable to the 1991 Improvements and related Base Improvements are Leased to a party other than the Lessee, or a related party, the Trustees shall charge such party as rental for such Base Premises Allocable to the 1991 Improvements and related Base Improvements an amount at least equal to the fair market value of the Base Improvements and the Base Premises Allocable to the 1991 Improvements so leased, as determined above. The rental paid by such party representing the fair market value of the Base Premises Allocable to the 1991 Improvements shall be paid by Lessor to Lessee during the remainder of the Lease Term only as compensation for the loss of use of such surrendered Lease Term with respect to the Base Premises Allocable to the 1991 Improvements so leased to such third party. In the event all or any portion of the Base Premises Allocable to the 1991 Improvements is leased to a party other than Lessee, or a related party, the Lessee shall provide to such party access, or an easement for access to any portion of the Base Premises Allocable to the 1991 Improvements leased to such other party. The Lessee may charge a fair market rent for any easement or access that it provides in accordance with this provision.

         (f) Options to Extend 1991 Improvements Lease Term. The 1991 Improvements Lease Term has been established on the basis of a term not more than 80% of the reasonably expected economic life of the 1991 Improvements. Notwithstanding the provisions of subsection (b) of this Section 2, the Lessee shall have the option to extend the 1991 Improvement Lease Term set forth in subsection (a) for a term not to exceed the shorter of 80% of the reasonably expected economic life of the 1991 Improvements, as revised in accordance with this subsection (c), and the remainder of the Lease Term, in the event that the Lessee furnishes to the Lessee (i) an opinion of an independent engineer, appraiser or other expert having expertise in the valuation of airport properties to the effect that the reasonably expected economic life of one or more of the 1991 Improvements is in fact longer than initially estimated in establishing the 1991 Improvements Lease Term and setting forth a revised estimate of the reasonably expected economic life or lives of the 1991 Improvement or 1991 Improvements and (ii) an opinion of Wood Dawson Smith & Hellman or any other firm of nationally recognized bond counsel experienced in the financing of airport facilities and acceptable to the Lessor and the Lessee, to the effect that such extension of the 1991 Improvement Lease Term will not have an adverse effect on the exclusion of interest on the Series 1991 Bonds as defined in Section 3(b) hereof from gross income for federal income tax purposes.

         (g)     Obligation to Continue Rental Payments. Nothing in this
Section 2 shall affect Lessee's obligation to pay rentals under subsections (b) and (bb) of Section 3 hereof sufficient to pay principal of and premium, if any, and interest on the Bonds when due and payable and amounts required to be deposited in the Reserve Fund and to pay the base ground rental referred to in paragraph (iv) of subsection (a) of Section 3.

         (h) No notice to quit possession at the expiration of the final term of this Sublease shall be necessary, and Lessee covenants peaceably to surrender possession of the Leased Property on or before the expiration date.

         B. Amendment of Section 3, subsection (b) and (bb). Section 3 is amended by deleting subsections (b) and (bb) thereof and by substituting therefor the following:

                (b) In addition to the payments contracted for in subsection 3(a) above, Lessee will pay Lessor, with respect to each Bond Year (as defined below), commencing on the first day of the month following the effective date of the Tenth Amendment to the Sublease and continuing until the Terminal Date (as defined below) additional rentals per annum equal to the Annual Principal and Interest Requirement (as defined below) for such Bond Year (as defined below) on
(i) the Revenue Bonds, Series 1969, of Lessor (hereinafter referred to as the "Series 1969 Bonds") issued pursuant to the terms of the Bond Indenture and the First Supplemental Bond Indenture, dated as of December 1, 1969 between Lessor and the Bank, (ii) the Revenue Bonds, Series 1971, of Lessor (hereinafter referred to as the "Series 1971 Bonds") issued pursuant to the terms of the Indenture and the Second Supplemental Bond Indenture, dated as of June 1, 1971, between Lessor and the Bank, (iii) the Revenue Bonds, Series 1982A, of Lessor (hereinafter referred to as "Series 1982A Bonds") issued pursuant to the terms of the Indenture and the Third Supplemental Bond Indenture, dated as of December 1, 1982, between Lessor and the Bank, (iv) the Revenue Bonds, Series 1985, of Lessor (hereinafter referred to as "Series 1985 Bonds") issued pursuant to the terms of the Indenture and the Fifth Supplemental Bond Indenture, dated as of November 15, 1985, between Lessor and the Bank, (v) the 1988 Adjustable Rate Revenue Obligations (herein referred to as "ARROs") issued pursuant to the terms of the Indenture and the Sixth Supplemental Indenture, dated as of January 1, 1988, and (vi) the Revenue Bonds, Series 1991, of the Lessor (hereinafter referred to as the "Series 1991 Bonds") issued pursuant to the terms of the Indenture and the Seventh Supplemental Indenture, dated as of April 1, 1991 (the Indenture as supplemented and amended by such First Supplemental Bond Indenture, such Second Supplemental Bond Indenture, such Third Supplemental Bond Indenture, such Fourth Supplemental Bond Indenture, such Fifth Supplemental Bond Indenture, such Sixth Supplemental Indenture and such Seventh Supplemental Indenture is hereinafter referred to as the "Supplemented Indenture"). Such additional rentals shall be payable by Bond Periods (as defined below) in advance in equal monthly installments on the first day of each month in such Bond Period, so that there is paid during each Bond Period an amount equal to the Semiannual Principal and Interest Requirement (as defined below) for such Bond Period, except, that additional rentals payable with respect to interest on ARROs prior to the Conversion Date shall be payable as follows: with respect to ARROs, other than ARROs which have Interest Payment Dates (as defined in the Sixth Supplemental Indenture) occurring at intervals of one month or less, an amount on the first day of each month such that, if the same amount were so credited on the first day of each succeeding month thereafter, the aggregate of such amounts on credit to the Bond and Interest Fund on the next succeeding Interest Payment Date will be equal to the amount required to pay the installment of interest falling due on ARROs on such Interest Payment Date, or to reimburse the Support Bank (as defined in the Sixth Supplemental Indenture) for a draw on, or borrowing or payment under, the Support Facility (as defined in the Sixth Supplemental Indenture) made to provide funds for payment of the installment of interest falling due on ARROs on such Interest Payment Date; and with respect to ARROs which have Interest Payment Dates occurring at intervals of one month or less, an amount sufficient to pay the installment of interest payable on ARROs on the next succeeding Interest Payment Date or to reimburse the Support Bank for a draw on or borrowing or payment under the Support Facility made to provide funds for the payment of the interest payable on the ARROs on such Interest Payment Date which shall be payable as follows: with respect to ARROs bearing interest at a Commercial Paper Rate or a Monthly Rate (as defined in the Sixth Supplemental Indenture) such payment shall be made on each Interest Payment Date and with respect to ARROs bearing interest at a Daily Rate or a Weekly Rate (as defined in the Sixth Supplemental Indenture) such payment shall be made on the first Business Day (as defined in the Sixth Supplemental Indenture) of each month on or prior to such Interest Payment Date, provided further that Lessee, if not then in default hereunder, may in any Bond Year beginning with the Bond Year commencing as of December 1, 1987 credit against the additional rentals provided for in this subsection (b):

         (i) the amount of any balance transferred by the Bank pursuant to the terms of the Supplemented Indenture from any bond retirement fund established thereunder to any fund so established the moneys of which are to be used for the payment of principal of and interest and premium, if any, on the Series 1969 Bonds, the Series 1971 Bonds, the Series 1982A Bonds, the Series 1985 Bonds, the ARROs or the Series 1991 Bonds (hereinafter collectively referred to as the "Bonds"), or any combination thereof, which credit shall be applied against the installment or installments of additional rentals provided for in this subsection (b) next coming due, if and to the extent that such credit would not result on the next succeeding June 1 or December 1, as the case may be, or Interest Payment Date with respect to ARROS, in the moneys in any such latter fund available therefor being insufficient to pay the interest and principal, if any, due on such June 1 or December 1 as the case may be, or Interest Payment Date with respect to ARROS, or to redeem Bonds at the times and to the extent required by the Supplemented Indenture, and

         (ii)    the amount of any credit determined pursuant to subsection
3(d).

         All amounts payable pursuant to this subsection 3(b) shall be payable notwithstanding the change in Lease Term referred to in Section 2, the expiration of the 1991 Improvement Lease Term, the inability of Lessee, or a related party, to use or make use of any portion of the Base Premises upon expiration of the 1991 Improvement Lease Term or the letting of any portion of the Base

Premises to a party other than Lessee, or a related party, upon expiration of the 1991 Improvement Lease Term.

         The term "Bond Year" shall mean each period of twelve months beginning on June 1 and continuing until the Terminal Date. The term "Bond Period" shall mean each period of six months beginning on June 1 or December 1 during any Bond Year. The term "Semiannual Principal and Interest Requirement" with respect to any Bond Period shall mean the interest on the Bonds accrued and payable on any Interest Payment Date during or immediately following such Bond Period plus any amount required on the December 1 or June 1, as the case may be, following such Bond Period on account of principal to pay the Bonds at the stated maturities thereof and on account of principal and premium, if any, to redeem or prepay the Bonds pursuant to any mandatory sinking fund or redemption requirement applicable thereto.

         The term "Annual Principal and Interest Requirement" with respect to any Bond Year shall mean the sum of the Semi-annual Principal and Interest Requirements with respect to the Bond Periods comprising such Bond Year. The Semiannual Principal and Interest Requirement for each Bond Period shall be determined as of the beginning of such Bond Period.

         The term "Terminal Date" shall mean the first date on which the aggregate of all moneys held by the Bank in any bond reserve fund or otherwise under the Supplemented Indenture and then available for the payment of interest and premium, if any, on and principal of the Bonds shall equal or exceed the amount required to redeem or pay all the Bonds at the time outstanding (including principal, redemption premium, if any, and interest to their stated maturities or to the next date or dates on which such Bonds may be callable for redemption, whichever is the earlier).

         (bb) In addition to the payments contracted for in subsections 3(a), 3(aa) and 3(b) above, Lessee will pay Lessor for deposit by the Bank in the Reserve Fund or Special Reserve (as defined in the Sixth Supplemental Indenture):

         (i) the initial funding amount, if any, as provided in the Supplemented Indenture required to be accumulated in the Reserve Fund or Special Reserve with respect to each Series of Bonds from amounts on deposit in the Project Fund,

         (ii) the amount required to be deposited in the Reserve Fund or Special Reserve in the event of any deficiency therein; and

         (iii) the amount necessary to fully fund the Reserve Fund with respect to all Bonds on the Conversion Date (as defined in the Sixth Supplemental Indenture), provided that, if not then in default hereunder, Lessee may at its option in any Bond Period credit against the additional rentals provided for in this subsection the amount of any moneys on deposit in the Reserve Fund or Special Reserve at the commencement of such Bond Period (other than moneys previously paid as additional rental pursuant to this subsection) to the extent that such moneys shall not theretofore have been used for purposes of any such credit. Such rental shall be payable in advance in equal monthly installments on the first day of each month in such Bond Period.

         C. Amendment of Section 3, subsection (c). Section 3 is amended by deleting subsection (c) thereof and by substituting therefor the following:

         (c) In addition to such payment, Lessee shall pay as further additional rental the fees, expenses and charges of the Bank, any Co-Bond Trustee, Purchase Trustee, Remarketing Agent (as defined in the Sixth Supplemental Indenture), any registrar and of any paying agents incurred under or pursuant to the Indenture (including any reasonable expenses of the Bank and any Co-Bond Trustee incurred pursuant to the Indenture in the enforcement of any of the rights and remedies of the Bank, and any Co-Bond Trustee and the Bond holders thereunder) and also the amount of any net losses suffered in connection with the investment pursuant to the Indenture by the Bank or any Co-Bond Trustee of funds held by it thereunder or by the Purchase Trustee under the Purchase Trust Agreement, but only to the extent necessary to make up any deficiencies thereunder. Any such fees, expenses, charges and net losses shall be paid by Lessee within thirty (30) days after the receipt of a requisition from Lessor or the Bank or any Co-Bond Trustee under the Indenture for such additional amounts.

         D. A new Section 5F is inserted immediately following Section 5E, as follows:

         5F. Construction, Acquisition or Installation of 1991 Improvements.

         The Series 1991 Bonds are being issued for the purpose of providing long-term financing for a portion of the cost of construction and installation at the Base of additional facilities and equipment, including the facilities, equipment, improvements, betterments and additions referred to in Exhibit A attached hereto. The cost of construction and installation of such facilities may exceed the funds made available from the proceeds of the sale of the Series
1991 Bonds.   The Lessee shall develop plans and specifications for such additional facilities and equipment and for such purpose may retain, subject to the written approval of the Lessor, an architect or firm of architects (which may be staff of the Lessee) (all improvements and equipment constructed, acquired or installed pursuant to such plans and specifications being herein referred to as the "1991 Improvements"). Lessee will use its best efforts to cause such construction, acquisition and installation to be satisfactorily completed in accordance with such drawings and specifications, with such changes therein as may be requested by either party hereto and approved by the other, without increasing the total estimated cost of the 1991 Improvements. In the event that the proceeds of the Series 1991 Bonds are not sufficient to pay the additional or excess costs, Lessee shall pay the cost of the facilities in excess of the funds available from the Series 1991 Bonds and any excess cost of that part of the 1991 Improvements, not constituting personal property or equipment, shall be paid promptly, from time to time, by Lessee to the Bank upon receipt by Lessee of duplicate originals or certified copies of certificates of said architects that labor and material has been furnished and money is due and owing therefor, and such excess cost of that part of the 1991 Improvements, constituting personal property and equipment shall be paid promptly, from time to time, by Lessee, to the Bank as soon as each item of such personal property and equipment is installed. Lessor and Lessee shall have the right to inspect the construction and installation of work contemplated hereby at all reasonable times and to inspect during regular business hours, all books, records, plans and specifications of the other party hereto and other data relating thereto or to the cost thereof. At such time as the 1991 Improvements are ready for use or occupancy, Lessor and Lessee shall deliver to the Bank (i) a certificate of Lessor, countersigned by such architects, stating that the 1991 Improvements are ready for use or occupancy by Lessee, stating the date on which such readiness occurred, setting forth in reasonable detail the final cost of the construction, acquisition or installation of the 1991 Improvements and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1991 Construction Fund (as defined in the Supplemented Indenture) to pay all such final costs in full; and
(ii) a certificate of Lessee stating that the 1991 Improvements have been constructed, acquired and installed and are ready for use or occupancy by Lessee and stating the final costs of the construction, acquisition or installation of the 1991 Improvements and stating that such final costs have been paid in full or, in the event that such final costs have not been paid in full, the amount to be retained by the Bank in the 1991 Construction Fund to pay all such final costs in full. In the event the Lessee determines that all or part of the construction and installation of the work contemplated hereby is not required, then, notwithstanding the foregoing, in lieu of the certificates required by clauses (i) and (ii) of the preceding sentence of this Section 5F the Lessee shall deliver to the Lessor and the Bank a certificate stating that by proper corporate action the Lessee has determined that all or part of the 1991 Improvements are not required; setting forth those portions of the 1991 Improvements to which such determination applies; stating the portion of the 1991 Improvements which have been or will be constructed, acquired or installed and the date such portion of the 1991 Improvements are expected to be ready for use and occupancy by the Lessee; stating the final cost of the construction, acquisition and installation of that portion of the 1991 Improvements completed or to be completed, and stating that such final costs have been paid in full, or in the event that such final costs have not been paid in full, the amount to be retained in the 1991 Construction Fund to pay all such final costs in full; stating that the construction, acquisition and installation of that portion of the 1991 Improvements completed or to be completed will not impair the operation of the Leased Premises as a complete integral functional unit; and evidencing the concurrence of the aforesaid architects with respect to the matters set forth in such certificate (except such architects need not concur with respect to that portion of the certificate relating to the corporate action making the determination that all or part of the 1991 Improvements are not required). In the event that the certificates of Lessor and Lessee required to be delivered by clauses (i) and (ii) and the seventh sentence of this Section 5F or the certificate issued in lieu of such certificates required to be delivered by the eighth sentence of this Section 5F shall not state therein that all final costs have been paid in full, as promptly as practical after such time as all final costs of the construction, acquisition and installation of the 1991 Improvements shall have been paid in full, Lessor and Lessee shall each deliver to the Bank, a certificate to such effect. Lessee agrees that all work (including such construction, acquisition and installation) under any construction and acquisition contracts consented to by Lessor or such other agreements are undertaken by Lessee as Agent on behalf of Lessor, and the 1991 Improvements are the property of Lessor. Lessee agrees it will not enter into any amendment of any contract or such other agreements without the prior approval of the Lessor, which approval shall not be unreasonably withheld.

         E.      A new paragraph shall be added to Section 6 as follows:

         The Lessee hereby covenants that so long as any Series 1991 Bonds shall be outstanding or unpaid, the Lessee shall comply with all applicable provisions of Sections 103 and 141-150 of the Internal Revenue Code of 1986, as amended (the "Code") and all applicable regulations of the Internal Revenue Service thereunder.

         The Lessee covenants and agrees that the proceeds of the Series 1991 Bonds will be applied such that at least ninety-five percent (95%) of the proceeds of the Series 1991 Bonds (the initial public offering price of the Series 1991 Bonds less proceeds of the Series 1991 Bonds deposited to the Reserve Fund plus earnings on amounts in the 1991 Construction Fund) will be used to provide facilities which will qualify as airport facilities within the meaning of Section 142(a)(1) of the Code and application of the proceeds of the Series 1991 Bonds will not result in more than five percent (5%) of the aggregate amount of expenditures from the proceeds at any time being used for a facility which would not be exempt under such Section 142(a)(1), for issuance expenses in excess of 2% of the public offering price of the Series 1991 Bonds or for working capital or for property of a character not subject to the allowance for depreciation. The Lessee will not cause or permit any plans and specifications for the facilities to be financed from the proceeds of the Series 1991 Bonds to be changed or revised, or such facilities to be operated, maintained, repaired or renovated, in a manner such that such facilities to be financed from the proceeds of at least ninety-five percent (95%) of the proceeds of the Series 1991 Bonds will not qualify as airport facilities within the meaning of Section 142(a)(1) of the Code, or take any other action which would cause the loss of the exclusion of interest on any Series 1991 Bonds from gross income for federal income tax purposes.

         The Lessee hereby irrevocably elects not to claim depreciation and an investment tax credit with respect to the 1991 Improvements in accordance with
Section 142(b)(1)(B)(i) of the Code. This election shall be binding on the Lessee and all successors in interest hereunder.

         In order to ensure compliance by the Lessor and the Lessee with the tax covenants set forth above and with the provisions of Section 148(f) of the Code, the Lessor, the Lessee and Bank of Oklahoma, N.A., as Co-Bond Trustee for the Series 1991 Bonds have entered into an Arbitrage Agreement, dated as of April 1, 1991. The Lessee hereby agrees to pay, or cause to be paid, as additional rent under this Sublease, directly to the United States the rebate payments required to be paid to the United States in the amounts and at the times provided in such Arbitrage Agreement and in Section 148(f) of the Code and the Treasury Regulations promulgated or to be promulgated thereunder to the extent such amounts are not paid from earnings on amounts held in the 1991 Construction Fund.

         F. The second paragraph of Section 9 is deleted in its entirety and the following paragraph is inserted in lieu thereof:

         Lessor hereby assigns to Lessee effective upon completion of the 1969, 1971, 1982A, 1983, 1985, 1988 and 1991 Improvements respectively and delivery of completion certificates as provided in Section 5, 5A, 5B, 5C, 5D, 5E and 5F hereof respectively, all right, title and interest of Lessor in and to any and all warranties, express or implied, made to Lessor under, in the case of the 1969, 1971, 1982A, 1983, 1985, 1988 and 1991 Improvements, all construction and purchase contracts entered into with respect to such Improvements, and under any and all other construction or purchase contracts entered into by Lessor or otherwise accruing to the benefit of Lessor and pertaining to the Leased Property, together with the right to enforce the same for the benefit of Lessee and pertaining to the Leased Property, together with the right to enforce the same for the benefit of Lessee, either in the name of Lessor or Lessee or otherwise, and expressly subrogates Lessee to all of Lessor's rights of action and causes of action against the other parties to all such contracts. Lessee will indemnify Lessor against damage, loss or expense resulting from such enforcement and Lessee's efforts to enforce the same.

         G. (a) Section l(b) is amended by inserting immediately after the words "Section 5 or Section 5A or Section 5B or Section 5C or Section 5D or Section E" the first time they appear in Section l(b) the words "or Section
5F" and by inserting immediately after the words "Section 5, Section 5A or
Section 5B or Section 5C or Section 5D or Section 5E" the second time they appear in Section 1(b) the words "or Section 5F".

                 (b) Sections 4(a) and 8(a)(i)(2)(B) are amended by inserting immediately after the words "Section 5, Section 5A or Section 5B or
Section 5C or Section 5D or Section 5E" the words "or Section 5F".

         H. Except as provided in I with respect to Section 3(d), the Sublease is further amended by deleting the words "Series 1963 Bonds, Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1985 Bonds" and ARROS in each place in which they appear and by substituting therefor the words "Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1985 Bonds, ARROs and Series 1991 Bonds" and by deleting the words "Series 1963 Bonds, Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1985 Bonds and ARROS" where such words appear in Sections 9, 12, 14 and 19 of the Sublease and by substituting therefor the words "Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1985 Bonds, ARROs and Series 1991 Bonds".

         I. The second sentence of Section 3(d) is hereby amended to read as follows:

                 Upon the retirement of all Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1985 Bonds, ARROs and Series 1991 Bonds, Lessee shall also be entitled to take as credits against any rentals thereafter due under this Section 3 an amount equal in the aggregate to the aggregate of all moneys held by the Bank under the Supplemented Indenture and required to be paid to Lessor and upon the retirement of all Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1985 Bonds and ARROs, Lessee shall also be entitled to take as credits against any rentals thereafter due under this Section 3 an amount equal in the aggregate to the aggregate of all moneys held by the Bank in the Reserve Fund under the Supplemented Indenture to the extent that amounts therein are applied to the payment of any rentals due under this
                 Section 3.

                                   ARTICLE II

         Lessee acknowledges and agrees to the assumption of such duties of the Bank by the Co-Bond Trustee as set forth in the Amended and Restated Tripartite Agreement, dated as of April 1, 1991, among the Lessor, the Bank and the Co-Bond Trustee and agrees to make all rental payments hereunder directly to the Co-Bond Trustee except annual base rental payments payable under Subsection 3(a) hereof and any rental payments with respect to the Leased Property defined in Section I hereof, to the extent that any such payments may be required from time to time to pay the rentals payable by the Trustees under the Ground Lease, which payments will be made directly to the Trustees.

                                  ARTICLE III

         On and after the date hereof, the term "Sublease" shall mean the Sublease dated as of June 24, 1958, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and this Tenth Amendment to the Sublease.

                                   ARTICLE IV

         Except as herein amended, the Sublease shall be and remain in full force and effect.

                                   ARTICLE V

         No trustee, director, officer or employee of either party hereto shall be held personally liable under or in connection with the execution of the terms or provisions or conditions of this Tenth Amendment to the Sublease.

                                   ARTICLE VI

         Lessee hereby consents to the assignment by the Trustees of any and all of their rights under the Sublease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and this Tenth Amendment to the Sublease to The Bank of New York, Bond Trustee as successor Trustee under the 1963 Indenture as supplemented by the First Supplemental Bond Indenture, dated as of December 1, 1969, the Second Supplemental Bond Indenture, dated as of June 1, 1971, the Third Supplemental Bond Indenture, dated as of December 1, 1982, the Fourth Supplemental Bond Indenture, dated as of April 1, 1983, the Fifth Supplemental Bond Indenture, dated as of November 15, 1985, the Sixth Supplemental Bond Indenture, dated as of January 1, 1988, and the Seventh Supplemental Bond Indenture, dated as of April 1, 1991, each between the Trustees and The Bank of New York, as Bond Trustee, and Lessee agrees to comply with the provisions of such assignment to the extent applicable to it. Lessee specifically approves and consents to the terms and provisions of the Seventh Supplemental Bond Indenture, dated as of April 1, 1991.

         The Seventh Supplemental Bond Indenture provides for the taking of certain actions with respect to the Series 1991 Bonds by the Trustees at the request of the Company. The Trustees hereby agree to and shall comply with any such request to the extent permitted by law. The Secretary is hereby authorized on behalf of the Trustees, and shall be deemed, to grant and agree to any such request, and shall provide evidence of such consent in such manner and at such times as the Company may reasonably request, upon receipt of (i) the opinion of Bond Counsel if required in connection with such action under the Seventh Supplemental Indenture to the effect that taking such action will not violate Title 60, Oklahoma Statutes 1981, Section 176 et seq., as amended, or (ii) if an opinion of Bond Counsel is not required in connection with such action, the Secretary may rely upon the advice of counsel to the Lessor in such form as the Secretary shall deem appropriate. In the event Bond Counsel or counsel to the Lessor is unable to deliver such opinion or is unable to deliver such opinion without further action of the Trustees, the Trustees hereby agree to use their best efforts to take such action by the time requested by the Company as may be required to grant and agree to the Company's request.

         IN WITNESS WHEREOF, the parties hereto have executed this Tenth Amendment to the Sublease as of this first day of April, 1991.

                                     LESSOR

                                     TRUSTEES OF THE TULSA MUNICIPAL
                                     AIRPORT TRUST

                                     /s/ J.W. BATES, JR.
                                     -------------------------------
ATTEST:                              J. W. Bates, Jr., Chairman

/s/ J. RICHARD STUDENNY
- -----------------------------
Secretary




STATE OF OKLAHOMA   )
                    )  ss.
COUNTY OF TULSA     )

         The foregoing Tenth Amendment to the Sublease dated as of April 1, 1991, was acknowledged before me this 26th day of April, 1991, by J. W. BATES, JR., Chairman of the Trustees of the Tulsa Municipal Airport Trust, a public trust, on behalf of the Trust.

         Subscribed and sworn to before me this 26th day of April, 1991.



                                                      /s/ PAULA S. MCDANIEL
                                                      -------------------------
My commission expires:                                Notary Public

  April 15, 1994
- ----------------------

                                           LESSEE

                                           AMERICAN AIRLINES, INC.

                                           By /s/ DANIEL P. GARTON
                                             -----------------------------
                                            VICE PRESIDENT & TREASURER
                                           -------------------------------
                                           Title
ATTEST:

/s/ C.D. MARLETT
- ---------------------------
Secretary

STATE OF TEXAS    )
                  )    ss.
COUNTY OF TARRANT )

Before me, Debra Douglas, a Notary Public in and for said State on this [ILLEGIBLE] day of APRIL 1991, personally appeared Daniel P. Garton, to me known to be the identical person who prescribed the name of American Airlines, Inc., thereof to the foregoing instrument as its Vice President & Treasurer, who being by me duly sworn, does depose and say that (s)he is the Vice President & Treasurer of American Airlines, Inc., the corporation described herein for which executed the above instrument; that (s)he knows the seal of said corporation; that said seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of such corporation, in that (s)he signed his/her name thereto by like order, and acknowledged to me that the same was his/her free and voluntary act and deed and the free and voluntary act and deed of such corporation for the use and purposes therein set forth.


        Subscribed and sworn to before me this [ILLEGIBLE] day of [ILLEGIBLE] 1991.

                                                [ILLEGIBLE]
                                                -------------------------------
                                                Notary Public

My commission expires

11/08/92
- --------------------------------

SCOPE OF PROJECTS                                                March 12, 1991


TUL 264      HANGAR NO. 6 COMPLEX

Scope:
Construction of a three bay wide-body hangar at the southern boundary of the Maintenance Base.

The Hangar complex will include support shop space, offices, ramp area, a wash bay, 1,000 car surface parking lot, a Central Plant capable of providing steam and chilled water to the southern half of the Maintenance Base (Hangars No. 5 and 6, Support Shops, and the Warehouse), Aircraft Docks, and Gear Pits.

The Hangar will be comparable in design to Hangar No. 6 with parallel parking for aircraft. The finished project will afford American two MD-11ER size bays with a wash bay capable of handling a B747-400 aircraft.


TUL 244      WAREHOUSE ELECTRICAL IMPROVEMENTS

Scope:
Add critical existing building services such as: certain personal computers, overhead doors, conveyors, dock levelers, and dock locks to standby generator power circuit. Correct harmonic problem in dedicated circuits and add power and communication outlets in Training Rooms.


TUL 260      CAFETERIA RENOVATION

Scope:
Renovate the existing Cafeteria located on the second floor, south end of the Hangars No. 3 and 4 Central Core.


TUL 261      EMERGENCY GENERATOR AT CENTRAL FACILITIES

Scope:
The installation of a second 350 KVA Diesel Engine Generator with parallel control capability primarily serving the MOC & TEO TI Rooms.


TUL 255 & 266 (TMB 800) ASBESTOS ABATEMENT

Scope:
The abatement of asbestos for the Tulsa maintenance and engineering Base including the Administration Building but excluding the TCO and TOC.


                                 EXHIBIT "A"

TUL 273     HANGARS NO. 1 & NO. 2 CENTRAL CORE RENOVATION -- PHASE II

Scope:
Renovate the existing Core Areas to provie new spaces, shops, services, and equipment associated with the new Hangar Dock Maintenance operations.


TUL 275     HANGAR NO. 2 RENOVATION

Scope:
Renovation of existing Hangar No. 2 includes upgrade of electrical, lighting, and heating systems, replacement of portions of the floor, completion of interior painting, modification of Dock 2D from an engine change to full "C-Check" capability, connection of all industrial waste systems to the Base Industrial Drain System, upgrade or construct new Solvent Cleaning, Paint, Sanding, and Component Repair Shops, and installation of new fire foam protection system.


TUL 277      MDT BUILDING

Scope:
The design and construction of a new non-destructive testing building for Isotope inspection of aircraft equipment.


TUL 283      RE-ROOF HANGARS

Scope:
Remove and replace existing gypsum roof deck and roofing on Hangars No. 1, No. 2, No. 3, No. 4, No. 5, Hangars No. 1/No. 2 Core Area, and Hangars No. 3/No. 4 Core Area (approximately 1,000,000 sf).

The removal and replacement will be accomplished within the restrictions of the present hangar renovation construction schedules or while the hangars are in use. The replacement roofs will be four-ply built-up on new metal decking.


TUL 286      RAMP REPLACEMENT, PHASE I & II

Scope:
Phase I - Replacement of aircraft ramp originally constructed in the 1940's, contiguously adjacent to Hangar No. 3.

Phase II - Replacement of the remainder of the aircraft ramp originally constructed in the 1940's surrounding Hangars No. 3 and No. 4, abutting engine test cell pavement and the north face of Hangars No. 1 and No. 2.


                                 EXHIBIT "A"

(TUL 286 continued)
Parking Lot Replacement- Rebuild/overlay east TEO employee parking, rebuild road north of TEO Building and asphalt overlay in Hangar corridor areas.


TUL 287      PIPELINE LIGHTS, LADDERS, AND PLATFORMS

Scope:
Provide general purpose lighting located on the west side of the overhead pipeline between the Turbine Engine Overhaul Building and Hangar No. 5; provide access platforms with ladders to allow for maintenance of the valves and steam tracer system on the overhead piping system; modify the steam tracer system; and construct a propane dispensing station west of the Warehouse.


TUL 295      INTERSECTION IMPROVEMENTS

Scope:
Improve roadway intersection at 35th Street North and Mingo Road (Main Entrance to Tulsa Maintenance and Engineering Base) in order to improve traffic flow entering and exiting the base.


TEO 296      TEO BUILDING RENOVATION

Scope:
Complete renovation of all interior areas in the 388,000 sf Turbine Engine Overhauls Building to provide upgraded work space for Pratt & Whitney and Rolls Royce Engine Service. Construction will be completed so as to keep the TEO in full operation. This project specifically includes:

o      Demolition and replacement of primary and secondary electrical systems.
o      Demolition and upgrading of HVAC systems.
o Extensive upgrading of Building Service Systems (pressurized air, industrial drains, underfloor drains, etc.)
o      Upgrading and expansion of the Fire Alarm and Public Address System.
o      Complete interior finish upgrade.
o      Demolition and clean up of existing Plating Shop.
o Purchase and installation of office furniture and miscellaneous equipment.



TUL 305     INDUSTRIAL WASTEWATER TREATMENT PLANT, PHASE I

Scope:
A primary treatment plant to handle effluent from the Industrial Drain System at the rate of 1,200 GMP. It will consist of screening, grit removal, skimmer, and sludge removal.


                                 EXHIBIT "A"
                                 Page 3 of 5

(TUL 305 continued)
Demolition and removal of the existing Industrial Waste disposal tanks and soils remediation. Construct new EPA approved tanks, sludge de-watering equipment, grit removal, skimmers, and other equipment as required by current EPA regulations.


TUL 316      CENTRAL PLANT SAND FILTERS SYSTEMS

Scope:
Furnish and install sand filtration systems for the chilled water and cooling tower water circulation systems. The filters will clean the suspended solids from the circulation system. The project includes the replacement of the boiler feedwater pumps and modification to the piping system. This will allow the boiler systems to operate satisfactorily.



TUL 318      CENTRAL PLANT FEEDWATER PUMP SYSTEMS

Scope:
Replace two existing boiler feedwater pumps.

Revised Scope:
Modify the boiler feedwater piping system to allow simultaneous operation of feedwater pumps to meet full capacity requirements of all boilers including independent operations of any of the pumps working with either of two existing dezerators to serve Boilers 3 and 4 or Boilers 2 and 5.



TUL 326      BLAST FENCE

Scope:
Install 1,150 lineal feet of 14 foot high blast fence and 75 lineal feet of 35 foot high blast fence. Fence is to be installed at the western limits of the existing American Airlines ramp starting at the south end and running approximately 1,100 feet north. An additional 200 feet of fence will be placed north of the existing taxiway.



TME 450 & 451      TEST CELLS 1, 2, & 3 EXPANSION

Scope:
Replace the engine test equipment in Test Cells No. 1 and No. 2; provide a bridge crain system for the engine prep area.


                                 EXHIBIT "A"
                                 Page 4 of 5

TMB 940      BACKFLOW PREVENTION

Scope:
Provide backflow prevention devices in accordance with the City of Tulsa guidelines for each of the connections of the base fire water to the City of Tulsa system. Provide design and obtain construction cost for the installation of the backflow prevention devices for the domestic water connections to the City of Tulsa system. This will allow for compliance with a pending ordinance.



TUL 095      CONSTRUCTION OF NEW METAL PLATING SHOP

Scope:
Construction of a new metal plating shop sized to meet the requirements of the growth Fleet and equipped with the latest in plating equipment. (The new facility replaces an existing facility constructed in the 1960's.)



TUL 284      PARKING EXPANSION - PHASE III

Scope:
Rehabilitate the existing 1,000 car parking lot located adjacent to the new Warehouse and Support Shops Building Facilities; construct a new 250 car parking lot in the northwest area of the base and base security fencing. (Northwest Parking Area has been deleted.)


                                 EXHIBIT "A"
                                 Page 5 of 5

                                                           STATE OF OKLAHOMA
                                                              TULSA COUNTY
                                                           FILED OR RECORDED

                                                            92NOV-5 PM 4:05

                                                             JOAN HASTINGS
                                                           TULSA COUNTY CLERK

================================================================================







                       ELEVENTH AMENDMENT TO THE SUBLEASE


                                 BY AND BETWEEN


                 TRUSTEES OF THE TULSA MUNICIPAL AIRPORT TRUST


                                      AND


                            AMERICAN AIRLINES, INC.





                          DATED AS OF NOVEMBER 1, 1992








================================================================================


                                                                        [SEAL]

                       ELEVENTH AMENDMENT TO THE SUBLEASE

         This Agreement, dated as of the first day of November, 1992, by and between the Trustees of the Tulsa Municipal Airport Trust (hereinafter the "Trustees"), such Trust having been created and existing pursuant to the laws of the State of Oklahoma, and American Airlines, Inc., a Delaware corporation (hereinafter "American").

         For and in consideration of the mutual promises, terms, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

                                   ARTICLE I

         The Sublease, dated as of June 24, 1958 (hereinafter the "Sublease"), by and between the then Trustees of the Tulsa Municipal Airport Trust (the Trustees and all predecessor and successor Trustees of the Tulsa Municipal Airport Trust hereinafter the "Trustees"), as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3905, Pages 1610-1637 on October 16, 1969), as amended by the First Amendment to the Sublease (hereinafter the "First Amendment"), dated as of May 1, 1963, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3341, Page 200, on May 16, 1963), as Exhibit A to the Bond Indenture, dated as of May 1, 1963, between the Trustees and The Bank of New York, bond trustee, as successor to Morgan Guaranty Trust Company of New York, in New York, New York, and IBJ Schroder Bank & Trust Company, in New York, New York, pursuant to which the Revenue Bonds, Series 1963, of such Trustees were issued, and as further amended by the Second Amendment to the Sublease (hereinafter the "Second Amendment"), dated as of December 1, 1969, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 3912, Page 642 on December 22, 1969) and as further amended by the Third Amendment to the Sublease (hereinafter the "Third Amendment"), dated as of the lst day of June, 1971, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3992, Page 419 on November 8, 1971) and as further amended by the Fourth Amendment to the Sublease (hereinafter the "Fourth Amendment"), dated as of the 9th day of September, 1974, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4958, Page 108 on December 22, 1982), and as further amended by the Fifth Amendment to the Sublease (hereinafter the "Fifth Amendment"), dated as of the lst day of December, 1982, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County,

Oklahoma in Book 4658, Page 2225 on December 28, 1982), and as further amended by the Sixth Amendment to the Sublease (hereinafter the "Sixth Amendment"), dated as of the lst day of April, 1983, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4681, Page 421 on April 5,
1983), and as further amended by the Seventh Amendment to the Sublease (hereinafter the "Seventh Amendment"), dated as of November 17, 1983, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 4910, Page 218, on December 3, 1985), and as further amended by the Eighth Amendment to Sublease (hereinafter the "Eighth Amendment"), dated as of November 15, 1985, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 4910, Page 1764 on December 5, 1985), and as further amended by the Ninth Amendment to the Sublease (hereinafter the "Ninth Amendment"), dated as of January 1, 1988, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 5081, Page 915 on February 18, 1988) and as further amended by the Tenth Amendment to the Sublease (hereinafter the "Tenth Amendment"), dated as of April 1, 1991, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 5317, Page 1920 on April 26, 1991. Such Sublease, as so amended, covers the following property (land and improvements collectively referred to as "Leased Property") in Tulsa County, Oklahoma:

                (a) The following premises (for which a new and revised legal description is hereby substituted in its entirety) as revised by mutual agreement of the parties hereto (hereinafter sometimes called the "Base Premises") which Lessor leases pursuant to the Leases, dated August 6, 1957, as amended, and pursuant to the Leases, dated March 29, 1968 and July 31, 1969, as amended, in each case from the City of Tulsa to Lessor (such leases being hereinafter collectively called the "Ground Lease"), being 246.14 acres, more or less, bounded and described as follows:

         A tract of land in Sections 13 and 24, Township 20 North, Range 13 East, Tulsa County, Oklahoma;

         Commencing at the Northeast Corner of Section 24; Thence S 00 degrees
- -O1'-42" E, along the East line of said Section, a distance of 1320.00 feet; Thence N 76 degrees-O1'-30" W, a distance of 51.53 feet to the Point of Beginning;


              Thence N 76 degrees- 01'-30" W a distance of 51.53 feet; Thence S 00 degrees- O1'-42" E a distance of 64.93 feet;

                Thence S 89 degrees-58'-18" W a distance of 2550.00 feet; Thence N 16 degrees-23'-59" W a distance of 290.00 feet; Thence N 21 degrees-20'-14" W a distance of 395.20 feet; Thence N 03 degrees-18'-37" W a distance of 574.11 feet; Thence N 15 degrees-40'-56" E a distance of 226.52 feet; Thence N 02 degrees-54'-49" E a distance of 2220.00 feet; Thence S 89 degrees-30'-35" E a distance of 308.30 feet; Thence N 13 degrees-48'-1l" E a distance of 316.67 feet; Thence S 89 degrees-51'-16" E a distance of 1017.66 feet; Thence S 00 degrees-01'-14" E a distance of 100.00 feet; Thence S 89 degrees-51'-16" E a distance of 1270.77 feet; Thence S 00 degrees-01'-24" E a distance of 285.87 feet; Thence S 11 degrees-16'-36" W a distance of 51.03 feet; Thence S 00 degrees-01'-24" E a distance of 430.10 feet; Thence S 44 degrees-58'-36" W a distance of 42.43 feet; Thence S 00 degrees-01'-24" E a distance of 50.00 feet; Thence S 45 degrees-01'-24" E a distance of 42.43 feet; Thence S 00 degrees-01'-24" E a distance of 359.90 feet; Thence S 11 degrees-20'-24" E a distance of 50.96 feet; Thence S 00 degrees-01'-24" E a distance of 700.00 feet; Thence S 11 degrees-16'-36" W a distance of 51.03 feet; Thence S 00 degrees-01'-24" E a distance of 450.00 feet; Thence S 44 degrees-58'-36" W a distance of 70.71 feet; Thence N 89 degrees-53'-37" W a distance of 10.90 feet; Thence S 45 degrees-01'-42" E a distance of 100.27 feet; Thence S 00 degrees-01'-42" E a distance of 1236.92 feet;

To the Point of Beginning, containing 246.14 acres, more or less, less a parcel of land more particularly described as:

         Commencing at the northeast corner of the SE/4, Section 13, Township 20 North, Range 13 East, Indian Meridian, Tulsa County, Oklahoma, thence in a southerly direction along the centerline of Mingo Road which is the east line of Section 13, a distance of 287.50 feet, thence in a westerly direction along a line perpendicular to centerline of Mingo Road a distance of 673.71 feet to the Point of Beginning;

         Thence in a southerly direction along a line parallel to the centerline of Mingo Road a distance of 372.66 feet;
         Thence in a westerly direction along a line perpendicular to the centerline of Mingo Road a distance of 317.00 feet;
         Thence in a northerly direction along a line parallel to the centerline of Mingo Road a distance of 372.66 feet;
         Thence in an easterly direction along a line perpendicular to the centerline of Mingo Road a distance of 317.00 feet to the Point of Beginning;

said tract containing an area of approximately 2.71 acres, more or less;

and including a parcel of land containing an area of approximately

1.58 acres, more or less, to be utilized as a flight kitchen facility and more particularly described as follows:

         A parcel of land located in the Northeast 1/4, Section 26, Township 20 North, Range 13 East, Tulsa County, Oklahoma, more particularly described as follows:

         Commencing at the Southeast corner of said Section 26; thence N 00 degrees 03'36" W a distance of 3860.69; thence S 89 degrees 56'24" W a distance of 177.15 to the Point of Beginning;


                 Thence S 89 degrees 53'03" W a distance of 230.48;
                 Thence N 00 degrees 06'57" W a distance of 200.86;
                 Thence N 37 degrees 28'35" E a distance of 174.09;
                 Thence S 52 degrees 31'25" E a distance of 233.83;
                 Thence S 37 degrees 38'35" W a distance of 100.00;
                 Thence S 00 degrees 06'57" E a distance of 116.92 to the Point of Beginning;

and further including at the option of Lessee, exercisable by written notice to Lessor in the event that Lessor shall obtain a leasehold interest therein, the following land and the improvements thereon (herein sometimes called the "Disposal Plant"):

         All that lot consisting of approximately six (6) acres located in the SW 1/4 of Section 12, Township 20 North, Range 13 East, in Tulsa, Oklahoma, approximately one-half mile to the north of the above-described premises, on a portion of which there is situated a sanitary sewer disposal plant owned, as of the date of this Sublease, by the City of Tulsa, Oklahoma, together with such sewer line easements as may be required between the above-described premises and said lot and between said lot and Bird Creek, lying approximately two (2) miles to the North of said lot, which lot and easements, if leased by Lessor and subleased hereunder, shall be included in the term "Base Premises", except as the context may otherwise require;

         (b) certain other buildings, improvements and fixtures, sometimes referred to in the Sublease as the "Improvements";

         (C) a certain easement for the purpose of maintaining and operating a transit waste disposal line, located thereon and all rights in connection therewith or appurtenant thereto; and

         (d) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing.

                 The Sublease, as heretofore amended, is hereby further amended in the manner and to the extent as hereinafter set forth, effective as of the date on which the Series 1992 Revenue Bonds of the Trustees (hereinafter the Series 1992 Bonds) are delivered and paid for, as follows:

         A. Amendment and Revision of Legal Description of Base Premises. The legal description for the Base Premises has been amended, modified, and revised as hereinabove set forth in Article I, subsection (a).

         B. Amendment of Section 3, subsection (b) and (bb). Section 3 is amended by deleting subsections (b) and (bb) thereof and by substituting therefor the following:

         (b) In addition to the payments contracted for in subsection 3(a) above, Lessee will pay Lessor, with respect to each Bond Year (as defined below), commencing on the first day of the month following the effective date of the Eleventh Amendment to the Sublease and continuing until the Terminal Date (as defined below) additional rentals per annum equal to the Annual Principal and Interest Requirement (as defined below) for such Bond Year (as defined below) on (i) the Revenue Bonds, Series 1969, of Lessor (hereinafter referred to as the "Series 1969 Bonds") issued pursuant to the terms of the Bond Indenture (the "Indenture") and the First Supplemental Bond Indenture, dated as of December 1, 1969 between Lessor and the Bank, (ii) the Revenue Bonds, Series 1971, of Lessor (hereinafter referred to as the "Series 1971 Bonds") issued pursuant to the terms of the Indenture and the Second Supplemental Bond Indenture, dated as of June 1, 1971, between Lessor and the Bank, (iii) the Revenue Bonds, Series 1985, of Lessor (hereinafter referred to as "Series 1985 Bonds") issued pursuant to the terms of the Indenture and the Fifth Supplemental Bond Indenture, dated as of November 15, 1985, between Lessor and the Bank, (iv) the 1988 Adjustable Rate Revenue Obligations (herein referred to as "ARROs") issued pursuant to the terms of the Indenture and the Sixth Supplemental Bond Indenture, dated as of January 1, 1988, (v) the Revenue Bonds, Series 1991, of the Lessor (hereinafter referred to as the "Series 1991 Bonds") issued pursuant to the terms of the Indenture and the Seventh Supplemental Bond Indenture, dated as of April 1, 1991, (vi) the Revenue Bonds, Series 1992 Bonds, of the Lessor (hereinafter referred to as the "Series 1992 Bonds", issued pursuant to the terms of the Indenture and the Eighth Supplemental Bond Indenture, dated as of November 1, 1992, (the Indenture as supplemented and amended by such First Supplemental Bond Indenture, such Second Supplemental Bond Indenture, such Third Supplemental Bond Indenture, such Fourth Supplemental Bond Indenture, such Fifth Supplemental Bond Indenture, such Sixth Supplemental Bond Indenture, such Seventh Supplemental Bond Indenture, and such Eighth Supplemental Bond Indenture is hereinafter referred to as the "Supplemented Indenture"). Such additional rentals shall be payable by Bond Periods (as defined below) in advance in equal monthly installments on the first day of each month in such Bond Period, so that there is paid during each Bond Period an amount equal to the Semiannual Principal and Interest Requirement (as defined below) for such Bond Period, provided that Lessee, if not then in default hereunder, may in any Bond Year beginning with the Bond Year commencing as of June 1, 1992 credit against the additional rentals provided for in this subsection (b):

         (i) the amount of any balance transferred by the Bank pursuant to the terms of the Supplemented Indenture from any bond retirement fund established thereunder to any fund so established the moneys of which are to be used for the payment of principal of and interest and premium, if any, on the Series 1969 Bonds, the Series 1971 Bonds, the Series 1985 Bonds, the ARROS, the Series 1991 Bonds or the Series 1992 Bonds (hereinafter collectively referred to as the "Bonds"), or any combination thereof, which credit shall be applied against the installment or installments of additional rentals provided for in this subsection (b) next coming due, if and to the extent that such credit would not result on the next succeeding June 1 or December 1, as the case may be, in the moneys in any such latter fund available therefor being insufficient to pay the interest and principal, if any, due on such June 1 or December 1 as the case may be, or to redeem Bonds at the times and to the extent required by the Supplemented Indenture, and

         (ii)    the amount of any credit determined pursuant to subsection
3(d).

         The term "Bond Year" shall mean each period of twelve months beginning on June 1 and continuing until the Terminal Date. The term "Bond Period" shall mean each period of six months beginning on June 1 or December 1 during any Bond Year. The term "Semiannual Principal and Interest Requirement" with respect to any Bond Period shall mean the interest on the Bonds accrued and payable on any Interest Payment Date during or immediately following such Bond Period plus any amount required on the December 1 or June 1, as the case may be, following such Bond Period on account of principal to pay the Bonds at the stated maturities thereof and on account of principal and premium, if any, to redeem or prepay the Bonds pursuant to any mandatory sinking fund or redemption requirement applicable thereto.

         The term "Annual Principal and Interest Requirement" with respect to any Bond Year shall mean the sum of the Semi-annual Principal and Interest Requirements with respect to the Bond Periods comprising such Bond Year. The Semiannual Principal and Interest Requirement for each Bond Period shall be determined as of the beginning of such Bond Period.

         The term "Terminal Date" shall mean the first date on which the aggregate of all moneys held by the Bank in any bond reserve fund or otherwise under the Supplemented Indenture and then available for the payment of interest and premium, if any, and principal of the Bonds shall equal or exceed the amount required to redeem or pay all the Bonds at the time outstanding (including principal, redemption premium, if any, and interest to their stated maturities or to the next date or dates on which such Bonds may be callable for redemption, whichever is the earlier).

         (bb) In addition to the payments contracted for in subsections 3(a), 3(aa) and 3(b) above, Lessee will pay Lessor for deposit by the Bank in the Reserve Fund:

           (i) the initial funding amount, if any, as provided in the Supplemented Indenture required to be accumulated in the Reserve Fund with respect to each Series of Bonds from amounts on deposit in the Project Fund, and

           (ii) the amount required to be deposited in the Reserve Fund in the event of any deficiency therein.

         C. Amendment of Section 3, subsection (c). Section 3 is amended by deleting subsection (c) thereof and by substituting therefor the following:

         (c) In addition to such payment, Lessee shall pay as further additional rental the fees, expenses and charges of the Bank, any Co-Bond Trustee, any registrar and of any paying agents incurred under or pursuant to the Indenture (including any reasonable expenses of the Bank and any Co-Bond Trustee incurred pursuant to the Indenture in the enforcement of any of the rights and remedies of the Bank, and any Co-Bond Trustee and the Bond holders thereunder) and also the amount of any net losses suffered in connection with the investment pursuant to the Indenture by the Bank or any Co-Bond Trustee of funds held by it thereunder, but only to the extent necessary to make up any deficiencies thereunder. Any such fees, expenses, charges and net losses shall be paid by Lessee within thirty (30) days after the receipt of a requisition from Lessor or the Bank or any Co-Bond Trustee under the Indenture for such additional amounts.

         D.      A new paragraph shall be added to Section 6 as follows:

         The Lessee hereby covenants that so long as any Series 1992 Bonds shall be outstanding or unpaid, the Lessee shall comply with all applicable provisions of Section 103 of the Internal Revenue Code of 1954, as amended (the "1954 Code"), and Sections 103 and 141-150 of the Internal Revenue Code of 1986, as amended (the "1986 Code") and all applicable regulations of the Internal Revenue Service thereunder.

         In order to ensure compliance by the Lessor and the Lessee with the tax covenants set forth above and with the provisions of Section 148(f) of the 1986 Code, the Lessor, the Lessee and Bank of Oklahoma, N.A., as Co-Bond Trustee for the Series 1992 Bonds have entered into an Arbitrage Agreement, dated as of November 1, 1992. The Lessee hereby agrees to pay, or cause to be paid, as additional rent under this Sublease, directly to the United States the rebate payments required to be paid to the United States in the amounts and at the times provided in such Arbitrage Agreement and in Section 148(f) of the 1986 Code and the Treasury Regulations promulgated or to be promulgated thereunder.

         E. Except as provided in F with respect to Section 3(d), the Sublease is further amended by deleting the words "Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1985 Bonds, ARROs and Series 1991 Bonds" in each place in which they appear and by substituting therefor the words "Series 1969 Bonds, Series 1971 Bonds, Series 1985 Bonds, ARROs, Series 1991 Bonds and Series 1992 Bonds" and by deleting the words "Series 1969 Bonds, Series 1971 Bonds, Series 1985 Bonds, ARROS, and Series 1991 Bonds" where such words appear in Sections 9, 12, 14 and 19 of the Sublease and by substituting therefor the words "Series 1969 Bonds, Series 1971 Bonds, Series 1985 Bonds, ARROs, Series 1991 Bonds and Series 1992 Bonds".

         F. The second sentence of Section 3(d) is hereby amended to read as follows:

         Upon the retirement of all Series 1969 Bonds, Series 1971 Bonds, Series 1985 Bonds, ARROs, Series 1991 Bonds and Series 1992 Bonds, Lessee shall also be entitled to take as credits against any rentals thereafter due under this Section 3 an amount equal in the aggregate to the aggregate of all moneys held by the Bank under the Supplemented Indenture and required to be paid to Lessor and at such time as the Reserve Fund is no longer required to be maintained under the Indenture, Lessee shall also be entitled to take as credits against any rentals thereafter due under this Section 3 an amount equal in the aggregate to the aggregate of all moneys held by the Bank in the Reserve Fund under the Supplemented Indenture to the extent that amounts therein are applied to the payment of any rentals due under this Section 3.

                                   ARTICLE II

         Lessee acknowledges and agrees to the assumption of such duties of the Bank by the Co-Bond Trustee as set forth in the Amended and Restated Tripartite Agreement, dated as of November 1, 1992, among the Lessor, the Bank and the Co-Bond Trustee and agrees to make all rental payments hereunder directly to the Co-Bond

Trustee except annual base rental payments payable under Subsection 3(a) hereof and any rental payments with respect to the Leased Property defined in Section 1 hereof, to the extent that any such payments may be required from time to time to pay the rentals payable by the Trustees under the Ground Lease, which payments will be made directly to the Trustees.

                                  ARTICLE III

         On and after the date hereof, the term "Sublease" shall mean the Sublease dated as of June 24, 1958, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and this Eleventh Amendment to the Sublease.

                                   ARTICLE IV

         Except as herein amended, the Sublease shall be and remain in full force and effect.

                                   ARTICLE V

         No trustee, director, officer or employee of either party hereto shall be held personally liable under or in connection with the execution of the terms or provisions or conditions of this Eleventh Amendment to the Sublease.

                                   ARTICLE VI

         Lessee hereby consents to the assignment by the Trustees of any and all of their rights under the Sublease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, and the Tenth Amendment, and this Eleventh Amendment to the Sublease to The Bank of New York, Bond Trustee as successor Trustee under the Indenture as supplemented by the First Supplemental Bond Indenture, dated as of December 1, 1969, the Second Supplemental Bond Indenture, dated as of June 1, 1971, the Third Supplemental Bond Indenture, dated as of December 1, 1982, the Fourth Supplemental Bond Indenture, dated as of April 1, 1983, the Fifth Supplemental Bond Indenture, dated as of November 15, 1985, the Sixth Supplemental Bond Indenture, dated as of January 1, 1988, the Seventh Supplemental Bond Indenture, dated as of April 1, 1991, and the Eighth Supplemental Bond Indenture, dated as of November 1, 1992, each between the Trustees and The Bank of New York, as Bond Trustee, and Lessee agrees to comply with the provisions of such assignment to the extent applicable to it. Lessee specifically approves and consents to the terms and provisions of the Eighth

Supplemental Bond Indenture, dated as of November 1, 1992.

         The Eighth Supplemental Bond Indenture provides for the taking of certain actions with respect to the Series 1992 Bonds by the Trustees at the request of American. The Trustees hereby agree to and shall comply with any such request to the extent permitted by 1aw. The Secretary is hereby authorized on behalf of the Trustees, and shall be deemed, to grant and agree to any such request, and shall provide evidence of such consent in such manner and at such times as American may reasonably request, upon receipt of (i) the opinion of Bond Counsel if required in connection with such action under the Eighth Supplemental Bond Indenture to the effect that taking such action will not violate Title 60, Oklahoma Statutes 1991, Section 176 et seq., as amended, or
(ii) if an opinion of Bond Counsel is not required in connection with such action, the Secretary may rely upon the advice of counsel to the Lessor in such form as the Secretary shall deem appropriate. In the event Bond Counsel or counsel to the Lessor is unable to deliver such opinion or is unable to deliver such opinion without further action of the Trustees, the Trustees hereby agree to use their best efforts to take such action by the time requested by American as may be required to grant and agree to American's request.

         IN WITNESS WHEREOF, the parties hereto have executed this Eleventh Amendment to the Sublease as of this first day of November, 1992.

                                     LESSOR

                                     TRUSTEES OF THE TULSA MUNICIPAL
                                       AIRPORT TRUST


                                     /s/ JOSEPH L. PARKER, JR.
                                     ----------------------------------
                                     Joseph L. Parker, Jr., Chairman

ATTEST:




/s/ RICHARD STUDENNY
- --------------------------
J. Richard Studenny
Secretary


    [SEAL]

STATE OF OKLAHOMA    )
                     ) ss.
COUNTY OF TULSA      )

         The foregoing Eleventh Amendment to the Sublease dated as of November 1, 1992, was acknowledged before me this 4th day of November, 1992, by JOSEPH L. PARKER, JR., Chairman of the Trustees of the Tulsa Municipal Airport Trust, a public trust, on behalf of the Trust.

         Subscribed and sworn to before me this 4th day of NOVEMBER 1992.

My commission expires:




   APRIL 15, 1994                                /s/ PAULA S. MCDANIEL
- ---------------------------                      ---------------------------
                                                 Notary Public

   [SEAL]

STATE OF OKLAHOMA         )
                                  ss:
COUNTY OF TULSA           )

         The foregoing Eighth Supplemental Bond Indenture, dated as of November 1, 1992, was acknowledged before me this 4th day of November, 1992, by JOSEPH
L. PARKER, JR., Chairman of the Trustees of the Tulsa Municipal Airport Trust, a public trust, on behalf of the Trust.

       Subscribed and sworn to before me this 4th day of November, 1992.



                                         /s/ PAULA S. MCDANIEL
                                         ------------------------------
My commission expires:                   Notary Public

APRIL 15, 1994
- ---------------------------
[SEAL]

================================================================================





                       TWELFTH AMENDMENT TO THE SUBLEASE


                                 BY AND BETWEEN


                 TRUSTEES OF THE TULSA MUNICIPAL AIRPORT TRUST


                                      AND


                            AMERICAN AIRLINES, INC.






                          DATED AS OF NOVEMBER 1, 1995









================================================================================

                       TWELFTH AMENDMENT TO THE SUBLEASE

         This Agreement, dated as of the lst day of November, 1995, by and between the Trustees of the Tulsa Municipal Airport Trust (hereinafter the "Trustees"), such Trust having been created and existing pursuant to the laws of the State of Oklahoma, and American Airlines, Inc., a Delaware corporation (hereinafter "American").

         For and in consideration of the mutual promises, terms, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

                                   ARTICLE I

         The Sublease, dated as of June 24, 1958 (hereinafter the "Sublease"), by and between the then Trustees of the Tulsa Municipal Airport Trust (the Trustees and all predecessor and successor Trustees of the Tulsa Municipal Airport Trust hereinafter the "Trustees"), as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3905, Pages 1610-1637 on October 16, 1969), as amended by the First Amendment to the Sublease (hereinafter the "First Amendment"), dated as of May 1, 1963, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3341, Page 200, on May 16,
1963), as Exhibit A to the Bond Indenture, dated as of May 1, 1963, between the Trustees and The Bank of New York, bond trustee, as successor to Morgan Guaranty Trust Company of New York, in New York, New York, and IBJ Schroder Bank & Trust Company, in New York, New York, pursuant to which the Revenue Bonds, Series 1963, of such Trustees were issued, and as further amended by the Second Amendment to the Sublease (hereinafter the "Second Amendment"), dated as of December 1, 1969, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3912, Page 642 on December 22, 1969) and as further amended by the Third Amendment to the Sublease (hereinafter the "Third Amendment"), dated as of the lst day of June, 1971, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3992, Page 419 on November 8, 1971) and as further amended by the Fourth Amendment to the Sublease (hereinafter the "Fourth Amendment"), dated as of the 9th day of September, 1974, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 4958, Page 108 on December 22, 1982), and as further amended by the Fifth Amendment to the Sublease (hereinafter the "Fifth Amendment"), dated as of the 1st day of December, 1982, by and between the Trustees, as Lessor, and American, as Lessee (a copy Of which was duly recorded in the records of the County Clerk of

Tulsa County, Oklahoma, in Book 4658, Page 2225 on December 28, 1982), and as further amended by the Sixth Amendment to the Sublease (hereinafter the "Sixth Amendment"), dated as of the lst day of April, 1983, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 4681, Page 421 on April 5, 1983), and as further amended by the Seventh Amendment to the Sublease (hereinafter the "Seventh Amendment"), dated as of November 17, 1983, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 4910, Page 218, on December 3, 1985), and as further amended by the Eighth Amendment to Sublease (hereinafter the "Eighth Amendment"), dated as of November 15, 1985, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 4910, Page 1764 on December 5, 1985), and as further amended by the Ninth Amendment to the Sublease (hereinafter the "Ninth Amendment"), dated as of January 1, 1988, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 5081, Page 915 on February 18, 1988), and as further amended by the Tenth Amendment to the Sublease (hereinafter the "Tenth Amendment"), dated as of April 1, 1991, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 5317, Page 1920 on April 26, 1991), and as further amended by the Eleventh Amendment to Sublease (hereinafter the "Eleventh Amendment"), dated as of November 1, 1992 by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 5450, Page 2511 on November 5, 1992. Such Sublease, as so amended, covers the property (land and improvements collectively referred to as "Leased Property"and sometimes called the "Base Premises") in Tulsa County, Oklahoma, containing 246.14 acres, more or less, and more particularly described in Attachment A attached hereto and made a part hereof.

         The Sublease, as heretofore amended, is hereby further amended in the manner and to the extent as hereinafter set forth, effective as of the date on which the Revenue Bonds Series 1995 of the Trustees are delivered and paid for, as follows:

         A. Amendment and Revision of Legal Description of Base Premises. The legal description for the Base Premises has been amended, modified, and revised as hereinabove set forth in Article I, subsection (a).

         B. Amendment of Section 3, subsection (b) and (bb). Section 3 is amended by deleting subsections (b) and (bb) thereof and by substituting therefor the following:

         (b) In addition to the payments contracted for in subsection 3 (a) above, Lessee will pay Lessor, with respect to each Bond Year (as defined below), commencing on the first day of the month following the effective date of this Twelfth Amendment to the Sublease and continuing until the Terminal Date (as defined below) additional rentals per annum equal to the Annual Principal and Interest Requirement (as defined below) for such Bond Year (as defined below) on (i) the 1988 Adjustable Rate Revenue Obligations (herein referred to as "ARROS") issued pursuant to the terms of the Indenture and the Sixth Supplemental Bond Indenture, dated as of January 1, 1988, (ii) the Revenue Bonds, Series 1991, of the Lessor (hereinafter referred to as the "Series 1991 Bonds") issued pursuant to the terms of the Indenture and the Seventh Supplemental Bond Indenture, dated as of April 1, 1991, (iii) the Revenue Bonds, Series 1992, of the Lessor (hereinafter referred to as the "Series 1992 Bonds"), issued pursuant to the terms of the indenture and the Eighth Supplemental Bond Indenture, dated as of November 1, 1992, (iv) the Revenue Bonds, Series 1995 Bonds (hereinafter referred to as the "Series 1995 bonds"), issued pursuant to the terms of the Indenture and Ninth Supplemental Bond Indenture, dated as of November 1, 1995, (the Indenture as supplemented and amended by the First Supplemental Bond Indenture, the Second Supplemental Bond Indenture, the Third Supplemental Bond Indenture, the Fourth Supplemental Bond Indenture, the Fifth Supplemental Bond Indenture, the Sixth Supplemental Bond Indenture, the Seventh Supplemental Bond Indenture, the Eighth Supplemental Bond Indenture, and the Ninth Supplemental Bond Indenture is hereinafter referred to as the "Supplemented Indenture"). Such additional rentals shall be payable by Bond Periods (as defined below) in advance in equal monthly installments on the first day of each month in such Bond Period, so that there is paid during each Bond Period an amount equal to the Semiannual Principal and Interest Requirement (as defined below) for such Bond Period, provided that Lessee, if not then in default hereunder, may in any Bond Year beginning with the Bond Year commencing as of June 1, 1995, credit against the additional rentals provided for in this subsection (b):

         (i) the amount of any balance transferred by the Bank pursuant to the terms of the Supplemented Indenture from any bond retirement fund established thereunder to any fund so established the moneys of which are to be used for the payment of principal of and interest and premium, if any, the Arros, the Series 1991 Bonds or the Series 1992 Bonds or the Series 1995 Bonds, or (hereinafter collectively referred to as the "Bonds"), or any combination thereof, which credit shall be applied against the installment or installments of additional rentals provided for in this subsection (b) next coming due, if and to the extent that such credit would not result on the next succeeding June 1 or December 1, as the case may be, in the moneys in any such latter fund available therefor being insufficient to pay the interest and principal, if any, due on such June 1 or December 1 as the case may be, or to redeem Bonds at the times and to the extent required by the Supplemented Indenture, and

         (ii)    the amount of any credit determined pursuant to subsection
3(d).

         The term "Bond Year" shall mean each period of twelve months beginning on June 1 and continuing until the Terminal Date. The term "Bond Period" shall mean each period of six months beginning on June 1 or December 1 during any Bond Year. The term "Semiannual Principal and Interest Requirement" with respect to any Bond Period shall mean the interest on the Bonds accrued and payable on any Interest Payment Date during or immediately following such Bond Period plus any amount required on the December 1 or June 1, as the case may be, following such Bond Period on account of principal to pay the Bonds at the stated maturities thereof and on account of principal and premium, if any, to redeem or prepay the Bonds pursuant to any mandatory sinking fund or redemption requirement applicable thereto.

         The term "Annual Principal and Interest Requirement" with respect to any Bond Year shall mean the sum of the Semi-annual Principal and Interest Requirements with respect to the Bond Periods comprising such Bond Year. The Semiannual Principal and Interest Requirement for each Bond Period shall be determined as of the beginning of such Bond Period.

         The term "Terminal Date" shall mean the first date on which the aggregate of all moneys held by the Bank in any bond reserve fund or otherwise under the Supplemented Indenture and then available for the payment of interest and premium, if any, and principal of the Bonds shall equal or exceed the amount required to redeem or pay all the Bonds at the time outstanding (including principal, redemption premium, if any, and interest to their stated maturities or to the next date or dates on which such Bonds may be callable for redemption, whichever is the earlier).

         (bb) From and after the issuance of the Series 1995 Bonds, the Reserve Fund shall no longer be required to be maintained under the Indenture and all references to Section 3(bb) contained in the Sublease, as amended, regarding the Reserve Fund, deposits to or credits for or payments from the Reserve Fund, shall be of no further force and effect.

         C. Amendment of Section 3, subsection (c). Section 3 is amended by deleting subsection (c) thereof and by substituting therefor the following:

         (c) In addition to such payment, Lessee shall pay as further additional rental the fees, expenses and charges of the bank, any Co-Bond Trustee, any registrar and of any paying agents incurred under or pursuant to the Indenture (including any reasonable expenses of the Bank and any Co-Bond Trustee incurred pursuant to the Indenture in the enforcement of any of the rights and remedies of the Bank, and any Co-Bond Trustee and the Bond holders thereunder) and also the amount of any net losses suffered in connection with the investment pursuant to the Indenture by the Bank or any Co-Bond Trustee of funds held by it thereunder, but only to the extent necessary to make up any deficiencies thereunder. Any such fees, expenses, charges and net losses shall be paid by Lessee within thirty (30) days after the receipt of a requisition from Lessor or the Bank or any Co-Bond Trustee under the Indenture for such additional amounts.

         D.      A new paragraph shall be added to Section 6 as follows:

         The Lessee hereby covenants that so long as any Series 1995 Bonds shall be outstanding or unpaid, the Lessee shall comply with all applicable provisions of Section 103 of the Internal Revenue Code of 1954, as amended (the "1954 Code"), and Sections 103 and 141-150 of the Internal Revenue Code of 1986, as amended (the "1986 Code") and all applicable regulations of the Internal Revenue Service thereunder.

         In order to ensure compliance by the Lessor and the Lessee with the tax covenants set forth above and with the provisions of Section 148(f) of the 1986 Code, the Lessor, the Lessee and Bank of Oklahoma, N.A., as Co-Bond Trustee for the Series 1995 Bonds have entered into an Arbitrage Agreement, dated as of November 1, 1995. The Lessee hereby agrees to pay, or cause to be paid, as additional rent under this Sublease, directly to the United States the rebate payments required to be paid to the United States in the amounts and at the times provided in such Arbitrage Agreement and in Section 148(f) of the 1986 Code and the Treasury Regulations promulgated or to be promulgated thereunder.

         E. The Sublease is further amended by deleting the words "Series 1969 Bonds, Series 1971 Bonds, Series 1982A Bonds, Series 1985 Bonds, ARROs and Series 1991 Bonds" in each place in which they appear and by substituting therefor the words "ARROS, Series 1991 Bonds, Series 1992 Bonds and Series 1995 Bonds" and by deleting the words "ARROS, Series 1991 Bonds and Series 1992 Bonds" where such words appear in Sections 9, 12, 14 and 19 of the Sublease and by substituting therefor the words "ARROS, Series 1991 Bonds, Series 1992 Bonds and Series 1995 Bonds".

         F. Section 3(d) is hereby amended by deleting the second sentence thereof which currently reads as follows:

         Upon the retirement of all Series 1969 Bonds, ARROS, Series 1991 Bonds, and Series 1992 Bonds, Lessee shall also be entitled to take as credits against any rentals thereafter due under this Section 3 an amount equal in the aggregate to the aggregate of all moneys held by the bank under the supplemented indenture and required to be paid to lessor and at such time as the Reserve Fund is no longer required to be maintained under the indenture, lessee shall also be entitled to take as credits against any rentals thereafter due under this section 3 an amount equal in the aggregate to the aggregate of all moneys held by the bank in the reserve fund under the supplemented indenture to the extent that amounts therein are applied to the payment of any rentals due under this Section 3.

                                   ARTICLE II

     Lessee acknowledges and agrees to the assumption of such duties of the Bank by the Co-Bond Trustee as set forth in the Amended and Restated Tripartite Agreement, dated as of November 1, 1995, among the Lessor, the Bank and the Co-Bond Trustee, and agrees to make all rental payments hereunder directly to the Co-Bond Trustee except annual base rental payments payable under Subsection 3(a) hereof and any rental payments with respect to the Leased Property defined in
Section 1 hereof, to the extent that any such payments may be required from time to time to pay the rentals payable by the Trustees under the Ground Lease, which payments will be made directly to the Trustees.

                                  ARTICLE III

         On and after the date hereof, the term "Sublease" shall mean the Sublease dated as of June 24, 1958, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment and this Twelfth Amendment to the Sublease.

                                   ARTICLE IV

         Except AS herein amended, the Sublease shall be and remain in full force and effect.

                                   ARTICLE V

         No trustee, director, officer or employee of either party hereto shall be held personally liable under or in connection with the execution of the terms or provisions or conditions of this Twelfth Amendment to the Sublease.

                                   ARTICLE VI

         Lessee hereby consents to the assignment by the Trustees of any and all of their rights under the Sublease as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, and this Twelfth Amendment to the Sublease to The Bank of New York, Bond Trustee as successor Trustee under the Indenture as supplemented by the First Supplemental Bond Indenture, dated as of December 1, 1969, the Second Supplemental Bond Indenture, dated as of June 1, 1971, the Third Supplemental Bond Indenture, dated as of December 1, 1982, the Fourth Supplemental Bond Indenture, dated as of April 1, 1983, the Fifth Supplemental Bond Indenture, dated as of November 15, 1985, the Sixth Supplemental Bond Indenture, dated as of January 1, 1988, the Seventh Supplemental Bond Indenture, dated as of April 1, 1991, the Eighth Supplemental Bond Indenture, dated as of November 1, 1992, and the Ninth Supplemental Bond Indenture dated as of November 1, 1995, each between the Trustees and The Bank of New York, as Bond Trustee, and Lessee agrees to comply with the provisions of such assignment to the extent applicable to it. Lessee specifically approves and consents to the terms and provisions of the Ninth Supplemental Bond Indenture, dated as of November 1, 1995.

         The Ninth Supplemental Bond Indenture provides for the taking of certain actions with respect to the Series 1995 Bonds by the Trustees at the request of American. The Trustees hereby agree to and shall comply with any such request to the extent permitted by law. The Secretary is hereby authorized on behalf of the Trustees, and shall be deemed, to grant and agree to any such request, and shall provide evidence of such consent in such manner and at such times as American may reasonably request, upon receipt of (i) the opinion of Bond Counsel if required in connection with such action under the Ninth Supplemental Bond Indenture to the effect that taking such action will not violate Title 60, Oklahoma Statutes 1991, Section 176 et seq., as amended, or
(ii) if an opinion of Bond Counsel is not required in connection with such action, the Secretary may rely upon the advice of counsel to the Lessor in such form as the Secretary shall deem appropriate. In the event Bond Counsel or counsel to the Lessor is unable to deliver such opinion or is unable to deliver such opinion without further action of the Trustees, the Trustees hereby agree to use their best efforts to take such action by the time requested by American as may be required to grant and agree to American's request.



                 IN WITNESS WHEREOF, the parties hereto have executed this

Twelfth Amendment to the Sublease AS OF THIS 1ST DAY OF November, 1995.

                                     LESSOR

                                     TRUSTEES OF THE TULSA MUNICIPAL
                                       AIRPORT TRUST

                                     /s/ THOMAS E. BENNETT, JR.
                                     -------------------------------
                                     Thomas E. Bennett, Jr., Chairman

ATTEST:



/s/ J. RICHARD STUDENNY
- ------------------------
J. Richard Studenny
Secretary



STATE OF OKLAHOMA     )
                      )  ss.
COUNTY OF TULSA       )

                 The foregoing Twelfth Amendment to the Sublease dated as of November 1, 1995, was acknowledged before me this 15 day of November, 1995, by THOMAS E. BENNETT, JR., Chairman of the Trustees of the Tulsa Municipal Airport Trust, a public trust, on behalf of the Trust.

         Subscribed and sworn to before me this 15 day of November, 1995.


                                               /s/ PAULA S. MCDANIEL
                                               ------------------------------
My commission expires:                         Notary Public

 April 15, 1998
- ----------------------
                              LESSEE

                              AMERICAN AIRLINES, INC.

                              By   [ILLEGIBLE]
                                 --------------------------------
                              Vice President-Corporate Development and Treasurer
ATTEST:                       --------------------------------------------------

[ILLEGIBLE]
- --------------------
Secretary

STATE OF TEXAS      )
                    )   ss.
COUNTY OF TARRANT   )

         Before me, Sheree Sutton, a Notary Public in and for said State on this 13th day of November, 1995, personally appeared Jeffery M. Jackson, to me known to be the identical person who prescribed the name of American Airlines Inc., thereof to the foregoing instrument as its Vice President-Corporate Development and Treasurer who being by me duly sworn, does depose and say that (s)he is the Vice President-Corporate Development and Treasurer of American Airlines, Inc., the corporation described herein for which executed the above instrument; that
(s)he knows the seal of said corporation; that said seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of such corporation, in that (s)he signed his/her name thereto by like order, and acknowledged to me that the same was his/her free and voluntary act and deed and the free and voluntary act and deed of such corporation for the use and purposes therein set forth.

         Subscribed and sworn to before me this 13th day of November, 1995.


- -----------------------------
    SHEREE SUTTON
Notary Public. State of Texas
                                          /s/ SHEREE SUTTON
My Commission Expires                     -----------------------------
   4/05/99
- -----------------------------             Notary Public

My commission expires:

                                  ATTACHMENT A

         (a) A tract of land in Sections 13 and 24, Township 20 North, Range 13 East, Tulsa County, Oklahoma;

         Commencing at the Northeast Corner of Section 24; Thence S 00 degrees - 01' - 42" E, along the East line of said Section, a distance of 1320-00 feet; Thence N 76 degrees - 01'- 30" W, a distance of 51.53 feet to the Point of Beginning;

                 Thence N 76 degrees - 01' - 30" W a distance of 51.53 feet; Thence S 00 degrees - O1' - 42" E a distance of 64.93 feet; Thence S 89 degrees - 58' - 18" W a distance of 2550.00 feet; Thence N 16 degrees - 23' - 59" W a distance of 290.00 feet; Thence N 21 degrees - 20' - 14" W a distance of 395.20 feet; Thence N 03 degrees - 18' - 37" W a distance of 574.11 feet; Thence N 15 degrees - 40' - 56" E a distance of 226.52 feet; Thence N 02 degrees - 54' - 49" E a distance of 2220.00 feet; Thence S 89 degrees - 30' - 35" E a distance of 308.30 feet; Thence N 13 degrees - 48' - 11" E a distance of 316.67 feet; Thence S 89 degrees - 51' - 16" E a distance of 1017.66 feet; Thence S 00 degrees - 01' - 14" E a distance of 100.00 feet; Thence S 89 degrees - 51' - 16" E a distance of 1270.77 feet; Thence S 00 degrees - 01' - 24" E a distance of 285.87 feet; Thence S ll degrees - 16' - 36" W a distance of 51.03 feet; Thence S 00 degrees - 01' - 24" E a distance of 430.10 feet; Thence S 44 degrees - 58' - 36" W a distance of 42.43 feet; Thence S 00 degrees - 01' - 24" E a distance of 50.00 feet; Thence S 45 degrees - 01' - 24" E a distance of 42.43 feet; Thence S 00 degrees - 01' - 24" E a distance of 359.90 feet; Thence S 11 degrees - 20' - 24" E a distance of 50.96 feet; Thence S 00 degrees - O1' - 24" E a distance of 700.00 feet; Thence S 11 degrees - 16' - 36" W a distance of 51.03 feet; Thence S 00 degrees - O1' - 24" E a distance of 450.00 feet; Thence S 44 degrees - 58' - 36" W a distance of 70.71 feet; Thence N 89 degrees - 53' - 37" W a distance of 10.90 feet; Thence S 45 degrees - 01' - 42" E a distance of 100.27 feet; Thence S 00 degrees - 01' - 42" E a distance of 1236.92 feet;

To the Point of Beginning, containing 246.14 acres, more or less, less a parcel of land more particularly described as:

         Commencing at the northeast corner of the SE/4, Section 13, Township 20 North, Range 13 East, Indian Meridian, Tulsa County, Oklahoma, thence in a southerly direction along the centerline of Mingo Road which is the east line of Section 13, a distance of 287.50 feet, thence in a westerly direction along a line perpendicular to centerline of Mingo Road a distance of 673.71 feet to the Point of Beginning;

         Thence in a southerly direction along a line parallel to the centerline of Mingo Road a distance of 372.66 feet;
         Thence in a westerly direction along a line perpendicular to the centerline of Mingo Road a distance of 317.00 feet;
         Thence in a northerly direction along a line parallel to the centerline of Mingo Road a distance of 372.66 feet;
         Thence in an easterly direction along a line perpendicular to the centerline of Mingo Road a distance of 317.00 feet to the Point of Beginning;

said tract containing an area of approximately 2.71 acres, more or less;

and including a parcel of land containing an area of approximately 1.58 acres, more or less, to be utilized as a flight kitchen facility and more particularly described as follows:

         A parcel of land located in the Northeast 1/4, Section 26, Township 20 North, Range 13 East, Tulsa County, Oklahoma, more particularly described as follows:

         Commencing at the Southeast corner of said Section 26; thence
N 00 degrees 03'36" W a distance of 3860.69; thence S 89 degrees 56'24" W a distance of 177.15 to the Point of Beginning;

               Thence S 89 degrees 53'03" W a distance of 230.48;
               Thence N 00 degrees 06'57" W a distance of 200.86;
               Thence N 37 degrees 28'35" E a distance of 174.09;
               Thence S 52 degrees 31'25" E a distance of 233.83;
               Thence S 37 degrees 38'35" W a distance of 100.00;
               Thence S 00 degrees 06'57" E a distance of 116.92 to the Point of Beginning;

and further including at the option of Lessee, exercisable by written notice to Lessor in the event that Lessor shall obtain a leasehold interest therein, the following land and the improvements thereon (herein sometimes called the "Disposal Plant"):

         All that lot consisting of approximately six (6) acres located in the SW 1/4 of Section 12, Township 20 North, Range 13 East, in Tulsa, Oklahoma, approximately one-half mile to the north of the above-described premises, on a portion of which there is situated a sanitary sewer disposal plant owned, as of the date of this Sublease, by the City of Tulsa, Oklahoma, together with such sewer line easements as may be required between the above-described premises and said lot and between said lot and Bird Creek, lying approximately two (2) miles to the North of said lot, which lot and easements, if leased by Lessor and subleased hereunder, shall be included in the term "Base Premises", except as the context may otherwise require;

         (b) certain other buildings, improvements and fixtures, sometimes referred to in the Sublease as the "Improvements";

         (c) a certain easement for the purpose of maintaining and operating a transit waste disposal line, located thereon and all rights in connection therewith or appurtenant thereto; and

         (d) all rights of way, licenses, easements, hereditaments and appurtenances belonging or appertaining to any of the foregoing.